EQ ADVISORS TRUSTSM
Prospectus dated May 1, 2026
This Prospectus describes five (5) Portfolios offered by EQ Advisors Trust (the “Trust”) and the Class IB shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives.* Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

Equity Portfolios
1290 VT GAMCO Small Company Value Portfolio
1290 VT Micro Cap Portfolio
1290 VT SmartBeta Equity ESG Portfolio
1290 VT Socially Responsible Portfolio
Specialty/Sector Portfolios
1290 VT Convertible Securities Portfolio
*
This Prospectus also contains information about other share classes and other series of the Trust that may not be available as an investment in your variable life or annuity product. Please consult your product prospectus for additional information.
The Securities and Exchange Commission and the Commodities Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents 1

1. About the Portfolios
1290 VT GAMCO Small Company Value Portfolio — Class IB and Class K Shares
Investment Objective: Seeks to maximize capital appreciation.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)

Not applicable.

 Annual Portfolio Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

1290 VT GAMCO Small Company Value Portfolio	Class IB Shares	Class K Shares
Management Fee	0.69%	0.69%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.11%	0.11%
Total Annual Portfolio Operating Expenses	1.05%	0.80%
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$107	$334	$579	$1,283
Class K Shares	$82	$255	$444	$990
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 3% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategy
Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in stocks of small capitalization companies. For this Portfolio, small capitalization companies are companies with market capitalizations of $2.0 billion or less at the time of investment.
The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the Sub-Adviser believes provide opportunities for capital growth, such as preferred stocks and warrants. The Portfolio also may invest in foreign securities.
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The Sub-Adviser utilizes a value-oriented investment style that emphasizes companies deemed to be currently underpriced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios. In choosing investments, the Sub-Adviser utilizes a process of fundamental analysis that involves researching and evaluating individual companies for potential investment by the Portfolio. The Sub-Adviser uses a proprietary research technique to determine which stocks have a market price that is less than the “private market value” of a company. The “private market value” of a company is the value that the Sub-Adviser believes informed investors would be willing to pay to acquire the entire company. This approach will often lead the Portfolio to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The Sub-Adviser may sell a security for a variety of reasons, such as because, in the Sub-Adviser’s view, it becomes overvalued or shows deteriorating fundamentals, or to invest in a company believed by the Sub-Adviser to offer superior investment opportunities.
Principal Risks
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.
The following risks can negatively affect the Portfolio’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Portfolio will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. To the extent that securities of issuers behave or are perceived to behave similarly to each other, events affecting one issuer, industry or sector may have a larger impact. The value of a security also may decline due to factors that affect a particular sector or industry, such as tariffs, labor shortages, or increased production costs and competitive conditions within the sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within nations that are global economic powers or major oil or other commodities producers, have led, and may in the future lead, to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. For example, the armed conflict among the United States, Israel and Iran that commenced in February 2026 has contributed to increased volatility and uncertainty in financial markets as well as significant volatility in the oil and natural gas markets, which has created widespread economic disruption. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Portfolio. The value and liquidity of the Portfolio’s investments may be negatively affected by developments in other countries and regions, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies, changes in existing laws and regulations, and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt and deficits in the United States and other countries create ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the values of markets, sectors and companies in which the Portfolio invests.
1290 VT GAMCO Small Company Value Portfolio 3

In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. Furthermore, impacts from the rapid development and increasingly widespread use of artificial intelligence (“AI”) technologies, including by market participants, may include significant risks to global financial markets. Significant downturns in the information technology sector, which includes companies that are investing heavily in AI research, development and infrastructure, could rapidly lead to widespread market weakness.
Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. The Portfolio may experience a significant or complete loss on its investment in an equity security.
Small-Cap Company Risk — Small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the Portfolio’s ability to purchase or sell these securities.
Investment Style Risk — The Portfolio may use a particular style or set of styles — in this case, a “value” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that, notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s full value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.
Mid-Cap Company Risk — Mid-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value.
Sector Risk — From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events.
Industrials Sector Risk — The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. Companies in the industrials sector may also be adversely affected by, among other factors, global events; changes in government regulations, economic conditions, and exchange rates; liability for environmental damage and product liability claims; changes or trends in commodity prices; and government spending policies. Any of these factors could result in a material adverse impact on the Portfolio’s holdings and the performance of the Portfolio.
Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates or other factors, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio. In addition, the Portfolio could experience losses if an investment manager’s judgments about the risks associated with the Portfolio’s investment program prove to be incorrect.
Foreign Securities Risk — Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory
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regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), tariffs, governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk — Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2025, compared to the returns of a broad-based securities market index. The additional securities market index shows how the Portfolio's performance compared with the returns of another index that has characteristics relevant to the Portfolio's investment strategies. Past performance is not an indication of future performance.
The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

 Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	26.68%	2020 4th Quarter
Worst quarter (% and time period)	-30.53%	2020 1st Quarter

 Average Annual Total Returns

	One Year	Five Years	Ten Years
1290 VT GAMCO Small Company Value Portfolio - Class IB	12.82%	11.24%	10.77%
1290 VT GAMCO Small Company Value Portfolio - Class K	13.11%	11.52%	11.04%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	14.29%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	12.59%	8.88%	9.27%
1290 VT GAMCO Small Company Value Portfolio 5

Who Manages the Portfolio
Investment Adviser: Equitable Investment Management Group, LLC (“EIM” or the “Adviser”)
Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:
Name	Title	Since
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of EIM	2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of EIM	2026
Sub-Adviser: GAMCO Asset Management, Inc. (“GAMCO” or the “Sub-Adviser”)
Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:
Name	Title	Since
Mario J. Gabelli	Chief Executive Officer and Chief Investment Officer of Value Portfolios of GAMCO	1996
Christopher J. Marangi	President and Co-Chief Investment Officer of Value Portfolios of GAMCO	2026
Kevin V. Dreyer	Co-Chief Investment Officer of Value Portfolios of GAMCO	2026
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Portfolio and enter into and amend sub-advisory agreements on behalf of the Portfolio subject to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Portfolio to the Adviser; any such increase would be subject to shareholder approval.
PURCHASE AND REDEMPTION OF PORTFOLIO SHARES
The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or other affiliated or unaffiliated insurance companies and to The Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by EIM that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares may be sold only to other portfolios of the Trust and certain group annuity plans.
The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.
TAX INFORMATION
The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.
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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.
1290 VT GAMCO Small Company Value Portfolio 7

1290 VT Micro Cap Portfolio — Class IB and Class K Shares
Investment Objective: Seeks to achieve long-term growth of capital.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)

Not applicable.

 Annual Portfolio Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

1290 VT Micro Cap Portfolio	Class IB Shares	Class K Shares
Management Fee	0.85%	0.85%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.24%	0.24%
Total Annual Portfolio Operating Expenses	1.34%	1.09%
Fee Waiver and/or Expense Reimbursement[1]	(0.19)%	(0.19)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	0.90%
1
Pursuant to a contract, Equitable Investment Management Group, LLC (the “Adviser”) has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Portfolio to limit the expenses of the Portfolio through April 30, 2027 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.15% for Class IB shares and 0.90% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2027. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$117	$406	$716	$1,596
Class K Shares	$92	$328	$582	$1,312
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 80% of the average value of its portfolio.
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Investments, Risks, and Performance
Principal Investment Strategy
Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of micro-cap companies (or other financial instruments that derive their value from the securities of such companies). For purposes of this Portfolio, micro-cap companies are those companies with market capitalizations that either are under $1 billion or are within the range of companies in the Russell Microcap® Index (“Russell Microcap”). A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio’s investment. The market capitalizations of the companies in the Russell Microcap ranged from $14.7 million to $7.4 billion) as of December 31, 2025. The size of companies in the Russell Microcap changes with changes in market conditions, which can result in changes to the market capitalization range of companies in the index. The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that a Sub-Adviser believes provide opportunities for capital growth. The Portfolio may invest in U.S. and foreign securities, including securities of companies based in developing countries and depositary receipts of foreign-based companies.
The Portfolio’s assets normally are allocated among two or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 50% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets.
The Active Allocated Portion of the Portfolio invests primarily in equity securities of micro-cap companies that the Sub-Adviser believes have the potential for more rapid growth than the overall economy. Equity securities may include any interests that represent equity ownership in a company, such as common stocks, equity interests in trusts (including real estate investment trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, other instruments convertible or exercisable into the foregoing, and other investments with similar economic characteristics. The Sub-Adviser to the Active Allocated Portion evaluates companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management, and seeks to invest its portion of the Portfolio’s assets in companies that generally exhibit faster-than-average gains in earnings and that the portfolio management team expects to continue profit growth at a high level. Although the Sub-Adviser seeks to diversify the Active Allocated Portion across many industries and sectors, its assets may, from time to time, be overweighted or underweighted to certain industries and sectors relative to its benchmark index. Securities of foreign companies, including emerging market companies, may be traded on U.S. or non-U.S. securities exchanges, may be denominated in the U.S. dollar or other currencies, and may include American Depository Receipts (“ADRs”) and other similar depositary receipts. The Sub-Adviser to the Active Allocated Portion may sell a security when it believes the security is less likely to benefit from the current market and economic environment or shows signs of deteriorating fundamentals, among other reasons.
The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell Microcap with minimal tracking error. This strategy is commonly referred to as an indexing strategy. The Index Allocated Portion may use a full replication technique or a sampling approach in pursuing its indexing strategy.
Principal Risks
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.
The following risks can negatively affect the Portfolio’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic
1290 VT Micro Cap Portfolio 9

or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Portfolio will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. To the extent that securities of issuers behave or are perceived to behave similarly to each other, events affecting one issuer, industry or sector may have a larger impact. The value of a security also may decline due to factors that affect a particular sector or industry, such as tariffs, labor shortages, or increased production costs and competitive conditions within the sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within nations that are global economic powers or major oil or other commodities producers, have led, and may in the future lead, to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. For example, the armed conflict among the United States, Israel and Iran that commenced in February 2026 has contributed to increased volatility and uncertainty in financial markets as well as significant volatility in the oil and natural gas markets, which has created widespread economic disruption. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Portfolio. The value and liquidity of the Portfolio’s investments may be negatively affected by developments in other countries and regions, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies, changes in existing laws and regulations, and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt and deficits in the United States and other countries create ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the values of markets, sectors and companies in which the Portfolio invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. Furthermore, impacts from the rapid development and increasingly widespread use of artificial intelligence (“AI”) technologies, including by market participants, may include significant risks to global financial markets. Significant downturns in the information technology sector, which includes companies that are investing heavily in AI research, development and infrastructure, could rapidly lead to widespread market weakness.
Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. The Portfolio may experience a significant or complete loss on its investment in an equity security.
Small-Cap and Micro-Cap Company Risk — Small-cap and micro-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the Portfolio’s ability to purchase or sell these securities. In general, these risks are greater for micro-cap companies than for small-cap companies.
Investment Style Risk — The Portfolio may use a particular style or set of styles — in this case, a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.
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Index Strategy Risk — The Portfolio employs an index strategy for a portion of the Portfolio and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent that the Portfolio utilizes a representative sampling approach, it may experience greater tracking error than it would if the Portfolio sought to replicate the index.
Sector Risk — From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events.
Health Care Sector Risk — The value of securities issued by companies in the health care sector can be adversely affected by, among other factors, the need for government approval to offer products and services; product obsolescence; increases or decreases in the cost of or demand for medical products and services; an increased emphasis on outpatient services; pricing pressure; a company’s failure to develop new products; product liability or other litigation; patent issues; price controls imposed by governments; reductions in government funding; and changes in legislation or government regulations. Any of these factors could result in a material adverse impact on the Portfolio’s holdings and the performance of the Portfolio.
Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates or other factors, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio. In addition, the Portfolio could experience losses if an investment manager’s judgments about the risks associated with the Portfolio’s investment program prove to be incorrect.
Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), tariffs, governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk —  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time.
Emerging Markets Risk —  The risks associated with investments in emerging market countries often are significant and vary from jurisdiction to jurisdiction and company to company. Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, intervene in financial markets, restrict foreign investments, impose high withholding or other taxes on foreign
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investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns, and the legal rights and remedies available to the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in regulatory, accounting, auditing and financial reporting requirements or standards, which may impact the availability and quality of information about issuers, and less reliable clearance and settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.
Large Transaction Risk — A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale, relative to its asset size, inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2025, compared to the returns of a broad-based securities market index. The additional securities market index shows how the Portfolio's performance compared with the returns of another index that has characteristics relevant to the Portfolio's investment strategies. Past performance is not an indication of future performance.
The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

 Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	38.95%	2020 2nd Quarter
Worst quarter (% and time period)	-27.55%	2020 1st Quarter

 Average Annual Total Returns

	One Year	Five Years	Ten Years
1290 VT Micro Cap Portfolio - Class IB	16.42%	4.31%	12.26%
1290 VT Micro Cap Portfolio - Class K	16.61%	4.56%	12.51%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	14.29%
Russell Microcap® Index (reflects no deduction for fees, expenses, or taxes)	22.98%	7.32%	9.58%
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Who Manages the PORTFOLIO
Investment Adviser: Equitable Investment Management Group, LLC (“EIM” or the “Adviser”)
Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, and (ii) allocating assets among the Portfolio's Allocated Portions are:
Name	Title	Since
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of EIM	2014
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of EIM	2026
Sub-Adviser: Lord, Abbett & Co. LLC (“Lord Abbett” or the “Sub-Adviser”)
Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Active Allocated Portion of the Portfolio are:
Name	Title	Since
F. Thomas O’Halloran, J.D., CFA®	Partner and Portfolio Manager of Lord Abbett	2014
Matthew R. DeCicco, CFA®	Partner and Director of Equities of Lord Abbett	2015
Vernon T. Bice, CMT	Managing Director and Portfolio Manager of Lord Abbett	2019
Benjamin Ebel	Senior Managing Director and Portfolio Manager of Lord Abbett	2026
Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)
Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio are:
Name	Title	Since
Jennifer Hsui, CFA®	Managing Director of BlackRock, Inc.	2019
Matt Waldron, CFA®	Managing Director of BlackRock, Inc.	2025
Peter Sietsema, CFA®	Managing Director of BlackRock, Inc.	2023
Steven White	Managing Director of BlackRock, Inc.	2025
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Portfolio and enter into and amend sub-advisory agreements on behalf of the Portfolio subject to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Portfolio to the Adviser; any such increase would be subject to shareholder approval.
PURCHASE AND REDEMPTION OF PORTFOLIO SHARES
The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or other affiliated or unaffiliated insurance companies and to The Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by EIM that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares may be sold only to other portfolios of the Trust and certain group annuity plans.
The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.
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TAX INFORMATION
The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.
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1290 VT SmartBeta Equity ESG Portfolio — Class IB and Class K Shares
Investment Objective: Seeks to achieve long-term capital appreciation.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)

Not applicable.

 Annual Portfolio Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

1290 VT SmartBeta Equity ESG Portfolio	Class IB Shares	Class K Shares
Management Fee	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.15%	0.15%
Total Annual Portfolio Operating Expenses	1.10%	0.85%
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$112	$350	$606	$1,340
Class K Shares	$87	$271	$471	$1,049
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 29% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategy
Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in equity securities of U.S. companies and foreign companies in developed markets. The Portfolio may invest in large, mid and small capitalization companies and will be broadly diversified across companies and industries. The Portfolio invests primarily in common stocks, but it also may invest in other equity securities such as preferred stocks, warrants, American Depositary Receipts and similar instruments.
The Sub-Adviser believes that investing in equity markets using a traditional indexing approach exposes an investor to general market risk, including concentration in the largest capitalization securities in the applicable index, volatility, and unpredictable earnings that, over a full market cycle, do not necessarily provide optimal market returns. The Sub-Adviser’s strategy in constructing the portfolio differs from a traditional indexing approach under which a portfolio generally invests in all or a representative sample of the securities in the applicable index and weights those securities according to their market
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capitalization. In the Sub-Adviser’s view, market return, or “beta,” can be achieved with less exposure to general market risk. The Sub-Adviser’s SmartBeta Equity strategy seeks to achieve, over a full market cycle, above-market returns with less volatility compared to the equity markets as a whole, as measured by the MSCI World Index. Generally, a full market cycle consists of a period of rising stock prices and strong performance (a bull market) followed by a period of falling stock prices and weak performance (a bear market), and a return to a bull market.
In constructing the portfolio, the Sub-Adviser analyzes fundamental risk/return characteristics as well as Environmental, Social and Governance (“ESG”) considerations. The Sub-Adviser begins with the MSCI World Index, a universe of global developed market equity securities. The Sub-Adviser then uses computer-aided quantitative analysis to identify securities for potential investment by applying proprietary filters that interact to analyze individual issuer data for risk factors that may include, but are not limited to, lower earnings quality, higher price volatility, speculation and distress. Securities that pass these initial filters are assigned a preliminary weighting in the portfolio. The Sub-Adviser next applies a proprietary diversification methodology, which is designed to produce a weighting scheme that reduces concentration risk by applying a greater level of diversification to the largest securities (by market capitalization).
The Sub-Adviser also assesses each security through its proprietary ESG framework, which assigns an ESG score to every stock. ESG scores are based on quantitative data and/or qualitative assessments (which may include ESG scores acquired from third-party providers of ESG research, ratings and data) as well as the Sub-Adviser’s proprietary research and assessment process. The data assessed include, but are not limited to, carbon emissions, water stress, health and safety at work, supply chain labor standards, business ethics, corruption and instability, and the data assessed may vary over time and depending on the issuer. Companies with ESG scores below 1.43 on a scale of 0 to 10 (with 10 representing the most favorable ESG score under the framework) are automatically excluded. All ESG scores are monitored and updated regularly. The factors and processes used to determine ESG scores are expected to develop over time and involve the consideration of criteria deemed relevant by the Sub-Adviser and its third-party data providers.
The Sub-Adviser seeks to construct a portfolio with the desired risk/return profile while minimizing ESG risk by considering ESG criteria, including ESG scores, and applying policies and standards that are designed to identify certain sectors, products and services in which the Sub-Adviser will not invest the Portfolio’s assets. The Sub-Adviser’s responsible investment sectoral policies generally exclude companies that the Sub-Adviser, in its sole discretion, determines are engaged in, have a specified level or type of involvement in, and/or derive threshold amounts of their revenue from certain activities, including, but not limited to: coal production or coal power generation; oil sands production; shale and tight oil and gas production; Arctic oil and gas production; tobacco production; palm oil production; the production of soy, cattle products, and timber products; and the production of controversial weapons (such as anti-personnel landmines, cluster munitions, and chemical, biological and nuclear weapons). The Sub-Adviser’s ESG standards generally exclude companies that the Sub-Adviser, in its sole discretion, determines are involved in the development, production, maintenance or sale of white phosphorus weapons; companies assessed as being “non-compliant” with international norms and standards (with a particular focus on the United Nations Global Compact Principles, the United Nations Guiding Principles on Business and Human Rights, the Organisation for Economic Co-operation and Development Guidelines for Multinational Enterprises, and the International Labour Organization’s Conventions); and companies that the Sub-Adviser, in its sole discretion, determines are exposed to severe controversies (i.e., companies involved in incidents and events that pose a severe business or reputation risk to a company due to the impact on stakeholders or the environment). The exclusions may be updated periodically in the Sub-Adviser’s discretion. The Sub-Adviser may consider exceptions to the exclusions based on a qualitative analysis demonstrating that the ESG criteria have been considered comprehensively.
The level or type of involvement in, or the threshold amount of revenue derived from, certain activities that leads to exclusion by the Sub-Adviser can vary from one activity to another. In analyzing whether a company meets the Sub-Adviser’s criteria described above, the Sub-Adviser may rely upon, among other things, data provided by third-party providers. The Sub-Adviser, in its sole discretion, retains the right not to use data provided by third-party providers where it deems the data not to be representative of a company’s current business operations. In such cases, or where data on specific companies may not be available from third-party providers, the Sub-Adviser may make reasonable estimates or otherwise exercise its discretion.
The Sub-Adviser may apply this investment selection process to invest in emerging market equity securities.
The Sub-Adviser may sell a security for a variety of reasons, including but not limited to, when the security’s fundamentals no longer meet the Sub-Adviser’s criteria, or to secure gains, limit losses, or redeploy assets into securities that the Sub-Adviser believes offer superior investment opportunities.
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Principal Risks
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.
The following risks can negatively affect the Portfolio’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Portfolio will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. To the extent that securities of issuers behave or are perceived to behave similarly to each other, events affecting one issuer, industry or sector may have a larger impact. The value of a security also may decline due to factors that affect a particular sector or industry, such as tariffs, labor shortages, or increased production costs and competitive conditions within the sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within nations that are global economic powers or major oil or other commodities producers, have led, and may in the future lead, to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. For example, the armed conflict among the United States, Israel and Iran that commenced in February 2026 has contributed to increased volatility and uncertainty in financial markets as well as significant volatility in the oil and natural gas markets, which has created widespread economic disruption. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Portfolio. The value and liquidity of the Portfolio’s investments may be negatively affected by developments in other countries and regions, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies, changes in existing laws and regulations, and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt and deficits in the United States and other countries create ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the values of markets, sectors and companies in which the Portfolio invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. Furthermore, impacts from the rapid development and increasingly widespread use of artificial intelligence (“AI”) technologies, including by market participants, may include significant risks to global financial markets. Significant downturns in the information technology sector, which includes companies that are investing heavily in AI research, development and infrastructure, could rapidly lead to widespread market weakness.
Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down.
1290 VT SmartBeta Equity ESG Portfolio 17

However, stock markets also can move up and down rapidly and unpredictably. The Portfolio may experience a significant or complete loss on its investment in an equity security.
Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Mid-Cap and Small-Cap Company Risk — Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.
Quantitative Investing Risk — The success of the Portfolio’s investment strategy depends largely on the effectiveness of the Portfolio’s quantitative model for screening securities for investment by the Portfolio. The portfolio of securities selected using quantitative analysis may underperform the market as a whole or a portfolio of securities selected using a different investment approach, such as fundamental analysis. The factors used in quantitative analysis and the emphasis placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. Data for some companies may be less available and/or less current than data for other companies. There may also be errors in the computer code for the quantitative model or in the model itself, or issues relating to the computer systems used to screen securities. The Portfolio’s securities selection can be adversely affected if it relies on erroneous or outdated data or flawed models or computer systems. As a result, the Portfolio may have a lower return than if it were managed using a fundamental analysis or an index-based strategy that did not incorporate quantitative analysis.
Investment Strategy Risk — The market may reward certain investment characteristics for a period of time and not others. The returns for a specific investment characteristic may vary significantly relative to other characteristics and may increase or decrease significantly during different phases of a market cycle. A Portfolio comprised of stocks intended to reduce exposure to uncompensated risk may not necessarily be less sensitive to a change in the broad market price level and may not accurately estimate the risk/return outcome of stocks. Portfolio investments may exhibit higher volatility than expected or underperform the markets. The Portfolio’s strategy may result in the Portfolio underperforming the general securities markets, particularly during periods of strong positive market performance.
Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates or other factors, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio. In addition, the Portfolio could experience losses if an investment manager’s judgments about the risks associated with the Portfolio’s investment program prove to be incorrect.
ESG Considerations Risk — The consideration of ESG criteria, as determined by the Sub-Adviser, in the investment process may limit the types and number of investment opportunities available to the Portfolio and, therefore, carries the risk that, under certain market conditions, the Portfolio may underperform funds that do not score or screen companies based on ESG criteria or funds that use a different ESG methodology. The consideration of ESG criteria also may affect the Portfolio’s exposure to certain sectors or types of investments and may adversely impact the Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. Furthermore, ESG criteria are not uniformly defined, and the ESG criteria used by the Portfolio may differ from the ESG criteria used by other funds. ESG investing is qualitative and subjective by nature, and there is no guarantee that the criteria used by the Sub-Adviser or any judgment exercised by the Sub-Adviser will reflect the opinions of any particular investor, and the criteria used by the Sub-Adviser may differ from the criteria that any particular investor considers relevant in evaluating an issuer’s ESG practices. The Sub-Adviser’s criteria tend to have many subjective characteristics, can be difficult to analyze, and frequently involve a balancing of a company’s business plans, objectives, actual conduct and other factors.
A company’s ESG performance or the Sub-Adviser’s assessment of a company’s ESG performance could change over time, which could cause the Portfolio temporarily to hold securities that do not comply with the Sub-Adviser’s ESG investment principles. Although an investment by the Portfolio in a company may satisfy one or more of the Sub-Adviser’s ESG criteria in the view of the Sub-Adviser,
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there is no guarantee that such company will actually conduct its affairs in a manner that results in more favorable ESG outcomes, and that same company may also fail to satisfy other ESG criteria. Although the Sub-Adviser’s ESG process seeks to exclude issuers that are misaligned with certain ESG principles, as determined by the Sub-Adviser’s criteria, the process carries the risk that the Portfolio may invest in securities of issuers whose ESG practices are weaker relative to certain peers or industry benchmarks or securities of issuers that may be in the supply chain or distribution network for issuers involved in industries that are the subject of the exclusions. In addition, information or data used in evaluating a company may not be complete, accurate, or readily available, which could cause the Sub-Adviser to incorrectly assess a company’s ESG performance.
Successful application of the Sub-Adviser’s ESG investment principles will depend on the Sub-Adviser’s skill in properly identifying and analyzing material ESG issues. There is no guarantee that the incorporation of ESG considerations will be additive to the Portfolio’s performance. Further, the regulatory landscape for ESG investing in the United States continues to evolve, and future rules or regulations may require the Portfolio to change its investment process.
Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), tariffs, governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk —  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time.
Emerging Markets Risk —  The risks associated with investments in emerging market countries often are significant and vary from jurisdiction to jurisdiction and company to company. Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, intervene in financial markets, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns, and the legal rights and remedies available to the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in regulatory, accounting, auditing and financial reporting requirements or standards, which may impact the availability and quality of information about issuers, and less reliable clearance and settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.
European Economic Risk —  The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects
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on regional and global economies and could further increase volatility and uncertainty in the financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the economies of certain European countries and/or their sovereign debt following the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit”. Any further withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Portfolio’s investments and cause it to lose money. Furthermore, the national politics of European countries have been unpredictable; unanticipated or sudden political or social developments may result in sudden and significant investment losses.
Geographic Focus Risk — To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified portfolios. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2025, compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.
Prior to January 1, 2018, the Portfolio did not integrate ESG filters into its portfolio construction process.
The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

 Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	15.69%	2020 2nd Quarter
Worst quarter (% and time period)	-18.65%	2020 1st Quarter

 Average Annual Total Returns

	One Year	Five Years	Ten Years
1290 VT SmartBeta Equity ESG Portfolio - Class IB	13.95%	10.21%	10.74%
1290 VT SmartBeta Equity ESG Portfolio - Class K	14.31%	10.49%	11.01%
MSCI World (Net) Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes)	21.09%	12.15%	12.17%
20 1290 VT SmartBeta Equity ESG Portfolio

Who Manages the Portfolio
Investment Adviser: Equitable Investment Management Group, LLC (“EIM” or the “Adviser”)
Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:
Name	Title	Since
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of EIM	2013
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of EIM	2026
Sub-Adviser: AXA Investment Managers US Inc. (“AXA IM” or the “Sub-Adviser”)
Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:
Name	Title	Since
Cameron Gray	Head of Portfolio Implementation of Equity QI at AXA IM	2015
Ram Rasaratnam, CFA®	Chief Investment Officer of Equity QI at AXA IM	2021
Jonathan White	Head of Investment Strategy & Sustainability at AXA IM	2023
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Portfolio and enter into and amend sub-advisory agreements on behalf of the Portfolio subject to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Portfolio to the Adviser; any such increase would be subject to shareholder approval.
PURCHASE AND REDEMPTION OF PORTFOLIO SHARES
The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or other affiliated or unaffiliated insurance companies and to The Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by EIM that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares may be sold only to other portfolios of the Trust and certain group annuity plans.
The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.
TAX INFORMATION
The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance
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companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.
22 1290 VT SmartBeta Equity ESG Portfolio

1290 VT Socially Responsible Portfolio — Class IB and Class K Shares
Investment Objective: Seeks to achieve long-term capital appreciation.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)

Not applicable.

 Annual Portfolio Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

1290 VT Socially Responsible Portfolio	Class IB Shares	Class K Shares
Management Fee	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.15%	0.15%[1]
Total Annual Portfolio Operating Expenses	0.90%	0.65%
1
Based on estimated amounts for the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$92	$287	$498	$1,108
Class K Shares	$66	$208	$362	$810
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 2% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategy
The Portfolio seeks to track the investment results of the MSCI KLD 400 Social Index (the “Underlying Index”), which is a free float-adjusted market capitalization index designed to provide exposure to U.S. companies that have positive environmental, social and governance (“ESG”) characteristics. As of December 31, 2025, the Underlying Index consisted of 397 securities identified by MSCI Inc. (the “Index Provider” or “MSCI”) from the universe of companies included in the MSCI USA IMI Index, which targets 99% of the market coverage of stocks that are listed for trading on the New York Stock Exchange and the NASDAQ Stock Market. MSCI analyzes each eligible company’s ESG performance using proprietary ratings covering ESG criteria, as described in more detail below. When selecting companies for the Underlying Index, MSCI also considers market capitalization and liquidity. Companies that MSCI determines have significant involvement in the following businesses are not eligible for the Underlying Index: fossil fuel extraction, fossil fuel reserves ownership, thermal coal power, alcohol, tobacco,
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gambling, nuclear weapons, controversial weapons, conventional weapons, civilian firearms, nuclear power, adult entertainment and genetically modified organisms.
The Underlying Index may include large-, mid- or small-capitalization companies. The components of the Underlying Index are likely to change over time.
The Underlying Index uses company ratings and research provided by MSCI ESG Research to determine eligibility. The following description is as of the date of this Prospectus and is subject to change as determined from time to time by MSCI:
•  The Underlying Index uses research to identify companies that have demonstrated an ability to manage their ESG risks and opportunities. MSCI identifies key ESG issues that hold the greatest potential risk or opportunity for each industry sector:
Environment	Social	Governance
Carbon Emissions	Labor Management	Corporate Governance (Board; Pay; Ownership and Control; Accounting)
Product Carbon Footprint	Human Capital Development	Business Ethics
Financing Environmental Impact	Health and Safety	Tax Transparency
Climate Change Vulnerability	Supply Chain Labor Standards
Water Stress	Product Safety and Quality
Biodiversity and Land Use	Chemical Safety
Raw Material Sourcing	Consumer Financial Protection
Toxic Emissions and Waste	Privacy and Data Security
Packaging Material and Waste	Responsible Investment
Electronic Waste	Controversial Sourcing
Opportunities in Clean Tech	Community Relations
Opportunities in Green Building	Opportunities in Nutrition and Health
Opportunities in Renewable Energy	Access to Finance
Access to Healthcare
MSCI analysts calculate the size of a company’s exposure to each key issue based on an analysis of a company’s business, then take into account the extent to which a company has developed strategies and demonstrated a strong track record of performance in managing its specific level of risks or opportunities. Using a sector-specific key issue weighting model, companies are rated and ranked in comparison to their sector peers. The companies in each sector undergo an annual review and are updated on a rolling basis as well as in response to major events.
•  The Underlying Index uses research to identify those companies that are involved in very serious controversies involving the ESG impact of their operations or products and services. The MSCI research covers five categories of impact: environment, customers, human rights and community, labor rights and supply chain, and governance. Companies are scored based on an evaluation framework designed to be consistent with international norms and principles such as those expressed in declarations of the United Nations and its agencies. Companies deemed to be involved in the most severe controversies related to the ESG impact of their operations or products and services are excluded from the Underlying Index.
The selection universe for the Underlying Index is large-, mid- and small-capitalization companies in the MSCI USA IMI Index. The Underlying Index targets a minimum of 200 large- and mid-capitalization constituents. The composition of the Underlying Index is reviewed on a quarterly basis. At each quarterly review, constituents are deleted from the Underlying Index if they are deleted from the MSCI USA IMI Index, if they fail the exclusion screens, or if their ESG ratings or scores fall below minimum standards. Additions are made to the Underlying Index to restore the number of constituents to 400 companies. All eligible securities of each issuer are included in the Underlying Index, so the Underlying Index may have more than 400 securities. The Underlying Index is rebalanced at the regular reviews in May, August, November and February.
The Sub-Adviser uses a “passive” or indexing approach to try to achieve the Portfolio’s investment objective. Unlike many investment companies, the Portfolio does not try to “beat” the index it seeks to track and does not seek temporary defensive positions when markets decline or appear overvalued.
24 1290 VT Socially Responsible Portfolio

Generally, the Sub-Adviser uses a replication indexing strategy to manage the Portfolio, although in certain instances the Sub-Adviser may use a representative sampling indexing strategy to manage the Portfolio. “Replication” is an indexing strategy that involves holding each security in the Underlying Index in approximately the same weight that the security represents in the Underlying Index. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Portfolio may or may not hold all of the securities in the Underlying Index.
The Portfolio generally invests at least 90% of its total assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Portfolio may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds, including affiliated money market funds, as well as in securities not included in the Underlying Index, but which the Sub-Adviser believes will help the Portfolio track the Underlying Index. The Portfolio seeks to track the investment results of the Underlying Index before fees and expenses of the Portfolio.
The Portfolio may become “non-diversified,” as defined in the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the Portfolio is designed to track.
Principal Risks
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.
The following risks can negatively affect the Portfolio’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Portfolio will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. To the extent that securities of issuers behave or are perceived to behave similarly to each other, events affecting one issuer, industry or sector may have a larger impact. The value of a security also may decline due to factors that affect a particular sector or industry, such as tariffs, labor shortages, or increased production costs and competitive conditions within the sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within nations that are global economic powers or major oil or other commodities producers, have led, and may in the future lead, to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. For example, the armed conflict among the United States, Israel and Iran that commenced in February 2026 has contributed to increased volatility and uncertainty in financial markets as well as significant volatility in the oil and natural gas markets, which has created widespread economic disruption. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Portfolio. The value and liquidity of the Portfolio’s investments may be negatively affected by developments
1290 VT Socially Responsible Portfolio 25

in other countries and regions, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies, changes in existing laws and regulations, and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt and deficits in the United States and other countries create ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the values of markets, sectors and companies in which the Portfolio invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. Furthermore, impacts from the rapid development and increasingly widespread use of artificial intelligence (“AI”) technologies, including by market participants, may include significant risks to global financial markets. Significant downturns in the information technology sector, which includes companies that are investing heavily in AI research, development and infrastructure, could rapidly lead to widespread market weakness.
Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. The Portfolio may experience a significant or complete loss on its investment in an equity security.
ESG Considerations Risk — The Underlying Index’s use of criteria related to the ESG characteristics of issuers may limit the types and number of investment opportunities available to the Portfolio and, therefore, carries the risk that, under certain market conditions, the Portfolio may underperform funds that do not (or funds whose underlying indexes do not) use ESG criteria or funds that use a different ESG methodology. The Underlying Index’s use of ESG criteria also may affect the Portfolio’s exposure to certain sectors or types of investments and may adversely impact the Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. In addition, to the extent that the Sub-Adviser uses a representative sampling indexing strategy, the Portfolio’s overall ESG characteristics or ESG risks could diverge from those of the Underlying Index. Furthermore, ESG criteria are not uniformly defined, and the ESG criteria used by the Index Provider may differ from the ESG criteria used by other index providers, investment managers, and funds. ESG investing is qualitative and subjective by nature, and there is no guarantee that the criteria used by the Index Provider or any judgment exercised by the Index Provider will reflect the opinions of any particular investor, and the criteria used by the Index Provider may differ from the criteria that any particular investor considers relevant in evaluating an issuer’s ESG practices.
A company’s ESG performance or the Index Provider’s assessment of a company’s ESG performance could change over time. In addition, in accordance with the Underlying Index methodology, the Index Provider may not evaluate ESG criteria outside of scheduled index reviews or rebalances, which means that securities included in the Underlying Index could cease to meet the ESG criteria but remain in the Underlying Index (and therefore the Portfolio) until the next index review or rebalance. The Index Provider may evaluate security-level ESG data and, if applicable, ESG objectives or constraints that are relevant to the Underlying Index only at index reviews or rebalances. As a result, securities included in the Underlying Index, or the Underlying Index as a whole, may not meet the ESG criteria at all times. In addition, the Index Provider evaluates securities for inclusion and/or weighting in the Underlying Index based on ESG criteria and data provided by the Index Provider or third parties. ESG criteria or data used in evaluating a company may not be complete, accurate, or readily available, which could result in an incorrect assessment of a company’s ESG performance.
Successful application of the Index Provider’s ESG methodology will depend on the Index Provider’s skill in properly identifying and analyzing material ESG issues. There is no guarantee that the incorporation of ESG considerations will be additive to the Portfolio’s performance. Further, the regulatory landscape for ESG investing in the United States continues to evolve, and future rules or regulations may require the Portfolio to change its investment process.
Index Strategy Risk — The Portfolio employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent that the Portfolio utilizes a representative sampling approach, it may experience greater tracking error than it would if the Portfolio sought to replicate the index.
To the extent that the securities of a limited number of companies represent a significant percentage of the relevant index, the Portfolio may be subject to more risk because changes in the value of a single security may have a more significant effect, either positive or
26 1290 VT Socially Responsible Portfolio

negative, on the Portfolio’s net asset value. To the extent that the index has a significant weighting in a particular sector, the Portfolio will be subject to the risks associated with that sector and may experience greater performance volatility than a portfolio that seeks to track the performance of an index that is more broadly diversified.
Index Non-Diversification Risk — To the extent that the Portfolio becomes non-diversified as necessary to approximate the composition of the index, the Portfolio may invest a relatively high percentage of its assets in a single issuer or a limited number of issuers. As a result, the Portfolio’s performance will be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single adverse economic, political, regulatory or other occurrence affecting one or more of these issuers. The Portfolio may experience greater performance volatility than a portfolio that is more broadly invested.
Investment Style Risk — The Portfolio may use a particular style or set of styles — in this case, a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.
Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Sector Risk — From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events.
Information Technology Sector Risk — Investment risks associated with investing in the information technology sector include, in addition to other risks, the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; rapid product obsolescence due to technological developments and frequent new product introduction; disruptions to supply chains and distribution networks; general economic conditions; and legislative or regulatory changes. Any of these factors could result in a material adverse impact on the Portfolio’s holdings and the performance of the Portfolio.

Growth in the stock prices of a small group of “mega cap” companies in the information technology sector has caused their market capitalizations to grow, which, in turn, has resulted in these companies making up a significant portion of certain major, market-capitalization weighted stock market indexes, which generally give greater weight to companies with the largest market capitalizations.
Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation, and valuation may be more difficult in times of market turmoil. Changes to the regulation of derivatives markets and mutual funds’ use of derivatives may impact the Portfolio’s ability to maintain its investments in derivatives, make derivatives more costly, limit their availability, adversely affect their value or performance, or otherwise disrupt markets.
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Mid-Cap Company Risk — Mid-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value.
Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates or other factors, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio. In addition, the Portfolio could experience losses if an investment manager’s judgments about the risks associated with the Portfolio’s investment program prove to be incorrect.
Small-Cap Company Risk — Small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the Portfolio’s ability to purchase or sell these securities.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2025, compared to the returns of a broad-based securities market index. The additional securities market indexes show how the Portfolio’s performance compared with the returns of other indexes that have characteristics relevant to the Portfolio’s investment strategies. Past performance is not an indication of future performance.
Performance information for the periods prior to December 9, 2016, is that of the Portfolio when it was sub-advised by a different Sub-Adviser and tracked a different underlying index.
Class K shares have not commenced operations as of the date of this Prospectus.
The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

 Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	21.18%	2020 2nd Quarter
Worst quarter (% and time period)	-18.42%	2020 1st Quarter
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  Average Annual Total Returns

	One Year	Five Years	Ten Years
1290 VT Socially Responsible Portfolio - Class IB	17.23%	13.04%	13.83%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	17.37%	13.59%	14.59%
MSCI KLD 400 Social Index (reflects no deduction for fees, expenses, or taxes)	18.23%	14.06%	14.89%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	18.56%	15.32%	18.13%
Who Manages the Portfolio
Investment Adviser: Equitable Investment Management Group, LLC (“EIM” or the “Adviser”)
Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:
Name	Title	Since
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of EIM	2012
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of EIM	2026
Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)
Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:
Name	Title	Since
Jennifer Hsui, CFA®	Managing Director of BlackRock, Inc.	2016
Matt Waldron, CFA®	Managing Director of BlackRock, Inc.	2025
Peter Sietsema, CFA®	Managing Director of BlackRock, Inc.	2023
Steven White	Managing Director of BlackRock, Inc.	2025
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Portfolio and enter into and amend sub-advisory agreements on behalf of the Portfolio subject to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Portfolio to the Adviser; any such increase would be subject to shareholder approval.
PURCHASE AND REDEMPTION OF PORTFOLIO SHARES
The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or other affiliated or unaffiliated insurance companies and to The Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by EIM that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares may be sold only to other portfolios of the Trust and certain group annuity plans.
The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.
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TAX INFORMATION
The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.
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1290 VT Convertible Securities Portfolio — Class IB and Class K Shares
Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg U.S. Convertible Liquid Bond Index, including reinvestment of dividends, at a risk level consistent with that of the Bloomberg U.S. Convertible Liquid Bond Index.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)

Not applicable.

 Annual Portfolio Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

1290 VT Convertible Securities Portfolio	Class IB Shares	Class K Shares
Management Fee	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.34%	0.34%
Total Annual Portfolio Operating Expenses	1.09%	0.84%
Fee Waiver and/or Expense Reimbursement[1]	(0.19)%	(0.19)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.65%
1
Pursuant to a contract, Equitable Investment Management Group, LLC (the “Adviser”) has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Portfolio to limit the expenses of the Portfolio through April 30, 2027 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.90% for Class IB shares and 0.65% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2027. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$92	$328	$582	$1,312
Class K Shares	$66	$249	$447	$1,020
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 39% of the average value of its portfolio.
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Investments, Risks, and Performance
Principal Investment Strategy
Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of convertible securities. A convertible security is generally a bond, preferred stock or other security that may be converted within a specified period of time and at a pre-stated price or formula into common stock of the same or a different issuer.
The Portfolio uses a strategy that is commonly referred to as an indexing strategy. In seeking to achieve the Portfolio’s investment objective, the Sub-Adviser generally will employ a sampling strategy to build a portfolio whose broad characteristics match those of the Bloomberg U.S. Convertible Liquid Bond Index (the “Index”), which means that the Portfolio is not required to purchase all of the securities represented in the Index. Instead, the Portfolio may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Portfolio will be based on a number of factors, including the asset size of the Portfolio. Based on its analysis of these factors, the Sub-Adviser may either invest the Portfolio’s assets in a subset of securities in the Index or invest the Portfolio’s assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Sub-Adviser to be in the best interest of the Portfolio in pursuing its objective. The Portfolio may not track the performance of the Index due to differences in individual securities holdings, expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the Index are valued. The Portfolio generally will be broadly diversified across companies and industries.
The Index is designed to represent the market of U.S. convertible securities, such as convertible bonds and convertible preferred stock. Convertible bonds are bonds that can be exchanged, at the option of the holder or issuer, for a specific number of shares of the issuer’s equity securities. Convertible preferred stock is preferred stock that includes an option for the holder to convert to common stock. The Index components are a subset of issues in the Bloomberg Convertible Composite Index. To be included in the Index, a security must meet the following requirements: (i) have an issue amount of at least $350 million and a par amount outstanding of at least $250 million; (ii) be a non-called, non-defaulted security; (iii) have at least 31 days until maturity; (iv) be U.S. dollar denominated; and (v) be a registered or a convertible tranche issued under Rule 144A of the Securities Act of 1933, as amended. The Index may include investment grade, below investment grade and unrated securities, and may include distressed securities. The Portfolio may invest in distressed securities to the same extent as the Index. If the Index removes a security due to default, the Portfolio may not be able to dispose of the security or sell it at an advantageous time or price. The securities of small- and mid-cap issuers may comprise a significant percentage of the securities in the Index. The Index is rebalanced on a monthly basis on the last business day of the month. As of December 31, 2025, there were 519 securities in the Index. The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Portfolio, the Adviser or the Sub-Adviser. The Index Provider determines the composition of the Index and relative weightings of the securities in the Index using a capitalization weighting approach, and publishes information regarding the market value of the Index.
The Portfolio also may invest in: (1) common stock, non-convertible preferred stock and other equity instruments; (2) debt securities that are not included in the Index; and (3) cash or short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income-producing cash equivalents. The Portfolio also may invest up to 10% of its assets in exchange-traded funds (“ETFs“) that invest in convertible securities.
Principal Risks
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.
The following risks can negatively affect the Portfolio’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for
32 1290 VT Convertible Securities Portfolio

the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Portfolio will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. To the extent that securities of issuers behave or are perceived to behave similarly to each other, events affecting one issuer, industry or sector may have a larger impact. The value of a security also may decline due to factors that affect a particular sector or industry, such as tariffs, labor shortages, or increased production costs and competitive conditions within the sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within nations that are global economic powers or major oil or other commodities producers, have led, and may in the future lead, to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. For example, the armed conflict among the United States, Israel and Iran that commenced in February 2026 has contributed to increased volatility and uncertainty in financial markets as well as significant volatility in the oil and natural gas markets, which has created widespread economic disruption. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Portfolio. The value and liquidity of the Portfolio’s investments may be negatively affected by developments in other countries and regions, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies, changes in existing laws and regulations, and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt and deficits in the United States and other countries create ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the values of markets, sectors and companies in which the Portfolio invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. Furthermore, impacts from the rapid development and increasingly widespread use of artificial intelligence (“AI”) technologies, including by market participants, may include significant risks to global financial markets. Significant downturns in the information technology sector, which includes companies that are investing heavily in AI research, development and infrastructure, could rapidly lead to widespread market weakness.
Convertible Securities Risk — A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities are normally “junior” securities, which means an issuer usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities.  If an issuer stops making interest or principal payments, these securities may become worthless and the Portfolio could lose its entire investment.  In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company.
Credit Risk — The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations, or defaults completely, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s
1290 VT Convertible Securities Portfolio 33

credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly. The Portfolio may experience a significant or complete loss on a fixed income security or a transaction.
Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in debt securities or other income-producing securities. Changes in interest rates also may affect the value of other securities. In general, the value of the Portfolio’s debt securities declines when interest rates rise and rises when interest rates decline. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase the greater the duration of those securities. Changes in government or central bank monetary policy may have a substantial and immediate impact on interest rates, which could result in losses to the Portfolio.
Non-Investment Grade Securities Risk — Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.
Mid-Cap and Small-Cap Company Risk — Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.
Index Strategy Risk — The Portfolio employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent that the Portfolio utilizes a representative sampling approach, it may experience greater tracking error than it would if the Portfolio sought to replicate the index.
Sector Risk — From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events.
Information Technology Sector Risk — Investment risks associated with investing in the information technology sector include, in addition to other risks, the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; rapid product obsolescence due to technological developments and frequent new product introduction; disruptions to supply chains and distribution networks; general economic conditions; and legislative or regulatory changes. Any of these factors could result in a material adverse impact on the Portfolio’s holdings and the performance of the Portfolio.
Investment Grade Securities Risk — Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but may have more risk than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.
Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates or other factors, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager,
34 1290 VT Convertible Securities Portfolio

or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio. In addition, the Portfolio could experience losses if an investment manager’s judgments about the risks associated with the Portfolio’s investment program prove to be incorrect.
Cash Management Risk — The Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure, and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and could also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling, or perceived as unable or unwilling, to honor its obligations.
Cryptocurrency-Related Companies Risk — Although the Portfolio will not directly invest in cryptocurrencies, it may invest in companies that seek a revenue stream related to cryptocurrencies, such as companies that trade or create (“mine”) cryptocurrencies or provide infrastructure or services to cryptocurrency companies. The stock prices of these companies and the prices of digital assets can be highly correlated. Cryptocurrencies are subject to significant fluctuations in value. The value of a cryptocurrency may decline precipitously (including to zero) and unpredictably for a variety of reasons, including, but not limited to: investor perceptions and expectations; regulatory changes; and cybersecurity risks. In addition, cryptocurrencies are not backed by any government or corporation, and the trading markets for cryptocurrencies are often unregulated and may be more exposed to operational or technical issues as well as fraud or manipulation in comparison to established, regulated exchanges for securities, derivatives and traditional currencies.
Distressed Companies Risk — Debt obligations of distressed companies typically are unrated, lower-rated or close to default. In certain periods, there may be little or no liquidity in the markets for these securities. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility, and it may be difficult to value such securities. The Portfolio may lose a substantial portion or all of its investment in such securities. If the issuer of a security held by the Portfolio defaults, the Portfolio may experience a significant or complete loss on the security. Securities tend to lose much of their value before the issuer defaults.
Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. The Portfolio may experience a significant or complete loss on its investment in an equity security.
ETFs Risk — When the Portfolio invests in an ETF, it will indirectly bear its proportionate share of the fees and expenses incurred by the ETF. These fees and expenses are in addition to the advisory fees and other expenses that the Portfolio and its shareholders bear directly in connection with the Portfolio’s own operations. As a result, the Portfolio’s shareholders will be subject to two layers of fees and expenses with respect to investments in the Portfolio. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. A passively managed (or index-based) ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its manager’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. Furthermore, it is possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.
Large Transaction Risk — A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale, relative to its asset size, inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.
Liquidity Risk — From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid
1290 VT Convertible Securities Portfolio 35

investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in losses or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.
Preferred Stock Risk — Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities; however, unlike common stock, participation in the growth of an issuer may be limited. Preferred stock also is subject to many of the risks associated with debt securities, including credit and interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may suffer a loss of value if dividends are not paid. In addition, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s debt securities take precedence over the claims of owners of the issuer’s preferred and common stock. For these reasons, preferred stocks are subject to greater credit, interest rate, and liquidation risk than debt securities, and the market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.
Prepayment Risk and Extension Risk — Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.
Privately Placed and Other Restricted Securities Risk — Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Difficulty in selling securities may result in a loss or be costly to the Portfolio. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent restricted securities held by the Portfolio qualify under Rule 144A and an institutional market develops for those securities, the Portfolio likely will be able to dispose of the securities without registering them. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Portfolio’s illiquidity. The Adviser or Sub-Adviser may determine that certain securities qualified for trading under Rule 144A are liquid. Where registration of a security is required, the Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time the Portfolio desires to sell (and therefore decides to seek registration of) the security, and the time the Portfolio may be permitted to sell the security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it desired to sell. The risk that securities may not be sold for the price at which the Portfolio is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Portfolio’s net asset value.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2025, compared to the returns of a broad-based securities market index. The additional securities market index shows how the Portfolio's performance compared with the returns of another index that has characteristics relevant to the Portfolio's investment strategies. Past performance is not an indication of future performance.
Prior to June 23, 2021, the Portfolio had a different investment objective, had different investment policies and strategies, and was managed by a different sub-adviser. Effective June 23, 2021, the Portfolio pursues an index strategy. If the Portfolio had been managed historically using its current investment policies and strategies, the performance of the Portfolio would have been different.
36 1290 VT Convertible Securities Portfolio

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

 Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	23.71%	2020 2nd Quarter
Worst quarter (% and time period)	-15.91%	2022 2nd Quarter

 Average Annual Total Returns

	One Year	Five Years	Ten Years
1290 VT Convertible Securities Portfolio - Class IB	15.79%	2.91%	8.89%
1290 VT Convertible Securities Portfolio - Class K	16.09%	3.17%	9.16%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.30%	-0.36%	2.01%
Bloomberg U.S. Convertible Liquid Bond Index (reflects no deduction for fees, expenses, or taxes)	16.95%	4.00%	11.40%
Who Manages the Portfolio
Investment Adviser: Equitable Investment Management Group, LLC (“EIM” or the “Adviser”)
Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:
Name	Title	Since
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of EIM	2013
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of EIM	2026
Sub-Adviser: SSGA Funds Management, Inc. (“SSGA FM” or the “Sub-Adviser”)
Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:
Name	Title	Since
Michael Brunell, CFA®	Vice President and Senior Portfolio Manager of SSGA FM	2021
Christopher DiStefano	Vice President and Portfolio Manager of SSGA FM	2021
Frank Miethe, CFA®	Vice President and Portfolio Manager of SSGA FM	2021
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Portfolio and enter into and amend sub-advisory agreements on behalf of the Portfolio subject to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a
1290 VT Convertible Securities Portfolio 37

sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Portfolio to the Adviser; any such increase would be subject to shareholder approval.
PURCHASE AND REDEMPTION OF PORTFOLIO SHARES
The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or other affiliated or unaffiliated insurance companies and to The Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by EIM that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares may be sold only to other portfolios of the Trust and certain group annuity plans.
The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.
TAX INFORMATION
The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.
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2. More information on fees and expenses
Advisory Fees
Each Portfolio pays a fee to the Adviser for advisory services. The table below shows the annual rate of the advisory fees (as a percentage of each Portfolio’s average daily net assets) that the Adviser received in 2025 for providing advisory services to each Portfolio included in the table and the rate of the advisory fees waived by the Adviser in 2025 in accordance with the provisions of the Expense Limitation Agreement (including voluntary waivers, if any), as described below, between the Adviser and the Trust with respect to the Portfolios.
Advisory Fees Paid by the Portfolios in 2025
	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
Portfolios	All Classes	Class IB	Class K
1290 VT Convertible Securities Portfolio	0.50%	-0.19%	-0.19%
1290 VT GAMCO Small Company Value Portfolio	0.69%	0.00%	0.00%
1290 VT Micro Cap Portfolio	0.85%	-0.19%	-0.19%
1290 VT SmartBeta Equity ESG Portfolio	0.70%	0.00%	0.00%
1290 VT Socially Responsible Portfolio	0.50%	0.00%	N/A

N/A
This class of shares is not offered.
The Sub-Advisers are paid by the Adviser. Changes to the sub-advisory fees may be negotiated, which could result in an increase or decrease in the amount of the advisory fee retained by the Adviser, without shareholder approval. However, any amendment to an investment advisory agreement between EIM and the Trust that would result in an increase in the advisory fee rate specified in that agreement (i.e., the aggregate advisory fee) charged to a Portfolio will be submitted to shareholders for approval.
A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment advisory and sub-advisory, as applicable, agreements with respect to the Portfolios is available in the Trust’s Forms N-CSR for the fiscal periods ended June 30, 2025 and December 31, 2025.
The Administrator
Equitable Investment Management, LLC (“Administrator”), 1345 Avenue of the Americas, New York, New York 10105, serves as the Administrator of the Trust. The Administrator is an affiliate of the Adviser. The administrative services provided to the Trust by the Administrator include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and assistance with the administration of the Trust’s proxy voting policies and procedures and anti-money laundering program.
Administration Fees
For these administrative services, each Portfolio pays the Administrator its proportionate share of an asset-based administration fee, as described below.
With respect to the 1290 VT Convertible Securities Portfolio, 1290 VT DoubleLine Opportunistic Bond Portfolio, 1290 VT Equity Income Portfolio, 1290 VT GAMCO Mergers & Acquisitions Portfolio, 1290 VT GAMCO Small Company Value Portfolio, 1290 VT Multi-Alternative Strategies Portfolio, 1290 VT Natural Resources Portfolio, 1290 VT Real Estate Portfolio, 1290 VT SmartBeta Equity ESG Portfolio, and 1290 VT Socially Responsible Portfolio, each Portfolio pays the Administrator its proportionate share of an asset-based administration fee of 0.100% of the first $30 billion of the aggregate average daily net assets of the Single-Advised Portfolios (as defined in the paragraph immediately below); 0.0975% of the next $10 billion; 0.0900% of the next $5 billion; 0.0775% of the next $10 billion; 0.0750% of the next $30 billion; and 0.0725% thereafter. The asset-based administration fee is calculated and billed monthly, and each Portfolio is subject to a minimum annual fee of $30,000.
More information on fees and expenses 39

For purposes of calculating the asset-based administration fee, the assets of the Portfolios named in the immediately preceding paragraph are aggregated with the assets of the following Portfolios of the Trust, which are also managed by EIM and which are offered in another prospectus: EQ/AB Short Duration Government Bond Portfolio, EQ/American Century Mid Cap Value Portfolio, EQ/Capital Group Research Portfolio, EQ/ClearBridge Large Cap Growth ESG Portfolio, EQ/Loomis Sayles Growth Portfolio, EQ/Value Equity Portfolio, EQ/Common Stock Index Portfolio, EQ/Core Bond Index Portfolio, EQ/Equity 500 Index Portfolio, EQ/Intermediate Corporate Bond Portfolio, EQ/lntermediate Government Bond Portfolio, EQ/lnternational Equity Index Portfolio, EQ/lnvesco Comstock Portfolio, EQ/JPMorgan Value Opportunities Portfolio, EQ/Janus Enterprise Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/MFS International Growth Portfolio, EQ/MFS Technology Portfolio, EQ/Mid Cap Index Portfolio, EQ/Money Market Portfolio, EQ/Invesco Global Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Small Company Index Portfolio, EQ/JPMorgan Growth Stock Portfolio, EQ/Fidelity Institutional AM® Large Cap Portfolio, EQ/Franklin Rising Dividends Portfolio, EQ/Goldman Sachs Mid Cap Value Portfolio, EQ/Invesco Global Real Assets Portfolio, EQ/Wellington Energy Portfolio, EQ/MFS Mid Cap Focused Growth Portfolio, EQ/Lazard Emerging Markets Equity Portfolio, EQ/MFS International Intrinsic Value Portfolio, EQ/MFS Utilities Series Portfolio, EQ/T. Rowe Price Health Sciences Portfolio, EQ/PIMCO Real Return Portfolio, EQ/PIMCO Total Return ESG Portfolio, and EQ/Long-Term Bond Portfolio (collectively, the “Single-Advised Portfolios”).
With respect to the 1290 VT High Yield Bond Portfolio, 1290 VT Micro Cap Portfolio, 1290 VT Small Cap Value Portfolio (each a “Hybrid Portfolio”) and 1290 VT Moderate Growth Allocation Portfolio, each Portfolio pays the Administrator its proportionate share of an asset-based administration fee of 0.140% of the first $60 billion of the aggregate average daily net assets of the Aggregated Portfolios (as defined in the paragraph immediately below); 0.110% of the next $20 billion; 0.0775% of the next $20 billion; 0.0750% of the next $20 billion; and 0.0725% thereafter. The asset-based administration fee is calculated and billed monthly, and each Portfolio is subject to a minimum annual fee of $32,500.
For purposes of calculating the asset-based administration fee, the assets of the Portfolios named in the immediately preceding paragraph are aggregated with the assets of the following Portfolios of the Trust, which are also managed by EIM and which are offered in other prospectuses: EQ/Global Equity Managed Volatility Portfolio, EQ/International Core Managed Volatility Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/AB Small Cap Growth Portfolio, EQ/Franklin Small Cap Value Managed Volatility Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, EQ/ClearBridge Select Equity Managed Volatility Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Quality Bond PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Technology Portfolio, EQ/AB Dynamic Aggressive Growth Portfolio, EQ/AB Dynamic Growth Portfolio, EQ/AB Dynamic Moderate Growth Portfolio, EQ/American Century Moderate Growth Allocation Portfolio, EQ/JPMorgan Hedged Equity and Premium Income Portfolio, EQ/Goldman Sachs Growth Allocation Portfolio, EQ/Goldman Sachs Moderate Growth Allocation Portfolio, EQ/Invesco Moderate Allocation Portfolio, EQ/Invesco Moderate Growth Allocation Portfolio, EQ/JPMorgan Growth Allocation Portfolio, EQ/Ultra Conservative Strategy Portfolio, EQ/Conservative Strategy Portfolio, EQ/Conservative Growth Strategy Portfolio, EQ/Balanced Strategy Portfolio, EQ/Moderate Growth Strategy Portfolio, EQ/Growth Strategy Portfolio, EQ/Aggressive Growth Strategy Portfolio, EQ/All Asset Growth Allocation Portfolio, ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, EQ/2000 Managed Volatility Portfolio, EQ/400 Managed Volatility Portfolio, EQ/500 Managed Volatility Portfolio, EQ/International Managed Volatility Portfolio, Equitable Conservative Growth MF/ETF Portfolio, Equitable Growth MF/ETF Portfolio, Equitable Moderate Growth MF/ETF Portfolio, EQ/Core Plus Bond Portfolio, EQ/Aggressive Allocation Portfolio, EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio (collectively, the “Aggregated Portfolios”).
Expense Limitation Agreement
In the interest of limiting through April 30, 2027 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of each Portfolio, the Adviser has entered into an expense limitation agreement with the Trust with respect to the Portfolios (“Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, the Adviser has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to a Portfolio to limit the expenses of the Portfolios so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, acquired fund fees and expenses (unless noted), dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles,
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and other extraordinary expenses not incurred in the ordinary course of a Portfolio’s business) as a percentage of average daily net assets do not exceed the following respective expense ratios:
Expense Limitation Provisions
	Total Annual Operating Expenses Limited to (% of average daily net assets)
Portfolios	Class IB Shares	Class K Shares
1290 VT Convertible Securities Portfolio	0.90%	0.65%
1290 VT GAMCO Small Company Value Portfolio	1.07%	0.82%
1290 VT Micro Cap Portfolio	1.15%	0.90%
1290 VT SmartBeta Equity ESG Portfolio	1.10%	0.85%
1290 VT Socially Responsible Portfolio	1.15%	0.90%

The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous waivers or payments made, the Portfolio will be charged such lower expenses. The Adviser's selection of Underlying ETFs could positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous waivers or payments made under the Expense Limitation Agreement.
Waivers or payments will increase returns and yield, and reimbursement of waivers or payments will decrease returns and yield.
More information on fees and expenses 41

3. More information on strategies, risks, benchmarks and underlying ETFs
Strategies
Changes in Investment Objectives and Investment Strategies
As described in this Prospectus, each Portfolio has its own investment objective, policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective of each Portfolio may be changed without shareholder approval. Except as otherwise noted, the investment policies and strategies of a Portfolio are not fundamental policies and may be changed without a shareholder vote. In addition, to the extent a Portfolio is new or is undergoing a transition (such as a reorganization or rebalancing, or experiences large inflows or outflows) or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategies.
80% Policies
Each Portfolio, except the 1290 VT Multi-Alternative Strategies Portfolio, 1290 VT Socially Responsible Portfolio, 1290 VT GAMCO Mergers & Acquisitions Portfolio, and 1290 VT Moderate Growth Allocation Portfolio, has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment connoted by its name, as described in the section of the Prospectus entitled “About the Portfolios”. Each such policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Portfolio. As applicable, to the extent a Portfolio invests in securities of other investment companies or investment vehicles (such as exchange-traded funds), it takes into consideration the investment policies of such investment companies and investment vehicles at the time of investment in determining compliance with its 80% policy. The 80% investment requirement is applied at the time a Portfolio invests its assets. If, subsequent to an investment by a Portfolio, this requirement is no longer met, the Portfolio’s future investments will be made in a manner consistent with bringing the Portfolio into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the 80% policy. In addition, a Portfolio may specify a market capitalization range for acquiring portfolio securities. If a security that is within the range at the time of purchase later appreciates or depreciates in value outside the range, which may happen due to market fluctuation, the Portfolio may continue to hold the security. However, this change in market capitalization could affect the Portfolio’s flexibility in making additional investments in securities of the applicable issuer, and the continued investment in securities of the issuer could cause the Portfolio to be subject to additional risks, such as those associated with holding securities of larger or smaller capitalization companies, as the case may be.
Concentration Policies
The 1290 VT Natural Resources Portfolio will concentrate its investments in the natural resources group of industries. The 1290 VT Real Estate Portfolio will concentrate its investments in the real estate group of industries. Each Portfolio’s concentration policy is a fundamental policy and may not be changed without a shareholder vote. Each Portfolio seeks to track the performance (before fees and expenses) of a particular index, and will generally be concentrated in an industry or group of industries to the extent the index concentrates in a particular industry or group of industries.
Underlying ETFs
The 1290 VT Moderate Growth Allocation Portfolio and 1290 VT Multi-Alternative Strategies Portfolio (“the ETF Portfolios”) invest primarily in securities issued by the Underlying ETFs, as discussed in the “About the Portfolios — Investments, Risks, and Performance — Principal Investment Strategy” section for each Portfolio. Accordingly, each ETF Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs as well as the ability of the Underlying ETFs to generate favorable performance. For additional information about ETFs, please see “Additional Information about the Investment Strategies — Exchange-Traded Funds (“ETFs”).”
The Underlying ETFs in which the ETF Portfolios currently may invest are listed below. This list may change from time to time at the discretion of the Adviser without notice or shareholder approval. An ETF Portfolio will not necessarily invest in every Underlying ETF at one time. Additional information regarding the Underlying ETFs is included in their current prospectuses.
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1290 VT Multi-Alternative Strategies Portfolio
Commodities
Invesco DB Agriculture Fund
Invesco DB Commodity Index Tracking Fund
Invesco DB Energy Fund
Invesco DB Precious Metals Fund
iShares® GSCI Commodity Dynamic Roll Strategy ETF
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF
Convertible Securities
State Street® SPDR® Bloomberg Convertible Securities ETF
iShares® Convertible Bond ETF
Event Driven
NYLI Merger Arbitrage ETF
ProShares Merger ETF
Global Real Estate
iShares® Core U.S. REIT ETF
Vanguard Global ex-U.S. Real Estate ETF
Long/Short Equity
JPMorgan Equity Premium Income ETF
JPMorgan Nasdaq Equity Premium Income ETF
Managed Futures
WisdomTree® Managed Futures Strategy Fund
iMGP DBi Managed Futures Strategy ETF
Real Return
iShares® TIPS Bond ETF
Vanguard Short-Term Inflation-Protected Securities ETF

1290 VT Moderate Growth Allocation Portfolio
US Large Cap
iShares® Core S&P 500 ETF
Vanguard S&P 500 ETF
Vanguard Large-Cap ETF
US Mid Cap
iShares® Core S&P Mid-Cap ETF
Vanguard Mid-Cap ETF
US Small Cap
iShares® Core S&P Small-Cap ETF
iShares® Russell 2000 ETF
Vanguard Small-Cap ETF
International Developed
iShares® MSCI EAFE ETF
iShares® Core MSCI EAFE ETF
State Street® SPDR® Portfolio Developed World ex-US ETF
Investment Grade
iShares® iBoxx $ Investment Grade Corporate Bond ETF
Vanguard Intermediate-Term Corporate Bond ETF
Vanguard Total Corporate Bond ETF
State Street® SPDR® Portfolio Corporate Bond ETF
Short-Term Treasury
State Street® SPDR® Bloomberg 1-3 Month T-Bill ETF
iShares® 0-1 Year Treasury Bond ETF

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries. Neither BlackRock, Inc. nor the iShares® Funds make any representations regarding the advisability of investing in any of the funds listed above.
Indexing Strategies
As described in this Prospectus, certain Portfolios (or portions thereof) seek to track the total return performance (before fees and expenses) of a particular index. Additional information about these indexes is provided in the section “Benchmarks.” The following provides additional information regarding the management strategies employed by the Sub-Advisers of these Portfolios (or portions thereof) in pursuing these objectives.
The Sub-Adviser to a Portfolio (or portion thereof) that seeks to track the total return performance (before fees and expenses) of a particular index does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio (or portion). Rather, the Sub-Adviser may employ a full replication technique or sampling technique in seeking to track the total return performance (before fees and expenses) of the index. A full replication technique generally involves holding each security in a particular index in approximately the same weight that the security represents in the index. Conversely, a sampling technique strives to match the characteristics of a particular index without having to purchase every security in that index by selecting a representative sample of securities for the Portfolio (or portion thereof) based on the characteristics of the index and the particular securities included therein. Such characteristics may include, with respect
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to equity indexes, industry weightings, market capitalizations and fundamental characteristics and, with respect to fixed income indexes, interest rate sensitivity, credit quality and sector diversification.
In addition, during any period when the Adviser or the Sub-Adviser to a Portfolio determines that it would be impracticable or uneconomical for a Portfolio to invest its assets in accordance with its primary investment policies (e.g., the Portfolio does not have sufficient assets to buy all of the securities in a particular index and to manage those assets in an efficient manner), the Portfolio may pursue its investment strategy by investing in other portfolios, as consistent with the Portfolio’s investment policies and strategies, including portfolios managed by the Adviser to the extent permitted by statute or regulation.
Allocation Strategies
Hybrid Portfolios
As described in this Prospectus, the Adviser allocates the assets of the Hybrid Portfolios among two or more portions of those Portfolios, each of which is managed using different yet complementary investment strategies.
Each allocation percentage for the Hybrid Portfolios is an asset allocation target established by EIM intended to achieve the Hybrid Portfolio’s investment objective and may be changed without shareholder approval. Each portion of a Hybrid Portfolio may deviate temporarily from its asset allocation target for defensive purposes, in response to large inflows or outflows of assets to and from the Hybrid Portfolio (e.g., in connection with asset allocation rebalancing transactions, reorganization transactions and separate account substitution transactions), or as a result of appreciation or depreciation of its holdings. EIM rebalances each portion of a Hybrid Portfolio as it deems appropriate. To the extent that a Hybrid Portfolio is being rebalanced, experiences large inflows or outflows, or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategy.
Allocation Portfolio
As described in this Prospectus, by adjusting investment exposure among the various asset classes in the 1290 VT Moderate Growth Allocation Portfolio, the Adviser will attempt to reduce overall portfolio volatility and mitigate the effects of extreme market environments, without sacrificing long-term returns. The 1290 VT Moderate Growth Allocation Portfolio may gain or adjust exposure to each asset class either through transactions in Underlying ETFs or through other instruments.
Active Management Strategies
With respect to Portfolios that utilize active management strategies, a Sub-Adviser has complete discretion to select portfolio securities for its portion of a Portfolio’s assets, subject to the Portfolio’s investment objectives, restrictions and policies and other parameters that may be developed from time to time by the Adviser. In selecting investments, the Sub-Advisers use their proprietary investment strategies, which are summarized above in the section “About the Portfolios — Investments, Risks, and Performance — Principal Investment Strategy” for each Portfolio. The following is an additional general description of certain common types of active management strategies that may be used by the Sub-Advisers to the Portfolios.
Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. A Sub-Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such a Sub-Adviser also generally prefers companies with a competitive advantage such as unique management, marketing or research and development.
Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A Sub-Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.
Core investing is an investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).
Fundamental analysis generally involves the analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a
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company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.
Additional Information about the Investment Strategies
The following provides additional information regarding the principal investment strategies discussed in the “About the Portfolios — Investments, Risks, and Performance — Principal Investment Strategy” section for each Portfolio, and information regarding additional investment strategies that a Portfolio may employ. The Portfolios also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Portfolios’ Statement of Additional Information (“SAI”).
Alternative Investments — Under normal market conditions, the 1290 VT Multi-Alternative Strategies Portfolio allocates substantially all of its assets to Underlying ETFs that invest primarily in alternative asset categories and strategies. Alternative investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Alternative investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Alternative investments use a different approach to investing than do traditional investments. This approach may involve, for example, seeking excess returns that are not tied to traditional investment benchmarks (e.g., real return strategies); taking both long and short positions on securities believed to be significantly under- or over-priced (e.g., long/short equity); taking both long and short positions in futures contracts (e.g., managed futures); seeking to benefit from price movements caused by anticipated corporate events, such as mergers, acquisitions, or other special situations (e.g., event driven); or using derivatives or hedging strategies. Many alternative investment strategies are designed to help reduce the role of overall market direction in determining return.
Bank Loans — A Portfolio may invest in bank loans. A bank loan represents an interest in a loan or other direct indebtedness that entitles the acquirer of such interest to payments of interest, principal and/or other amounts due under the structure of the loan. A Portfolio may acquire a bank loan through a participation interest, which gives the Portfolio the right to receive payments of principal, interest and/or other amounts only from the lender selling the participation interest and only when the lender receives the payments from the borrower, or through an assignment in which the Portfolio succeeds to the rights of the assigning lender and becomes a lender under the loan agreement. Bank loans are typically borrowers’ senior debt obligations and, as such, are considered to hold a senior position in the borrower’s capital structure. The senior capital structure position generally gives the holders of bank loans a priority claim on some or all of the borrower’s assets in the event of a default. In many situations, the assets or cash flow of the borrowing corporation, partnership or other business entity may serve as collateral for the bank loan. Bank loans may be issued in connection with acquisitions, refinancings and recapitalizations.
Cash and Short-Term Investments — A Portfolio may hold cash or invest in short-term paper and other short-term investments as deemed appropriate by the Adviser or Sub-Adviser. Short-term paper generally includes any note, draft bill of exchange or banker’s acceptance payable on demand or having a maturity at the time of issuance that does not exceed nine months or any renewal thereof payable on demand or having a maturity that is likewise limited.
A Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest its uninvested cash in money market funds, including money market funds managed by the Adviser. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies by the 1940 Act, as discussed in “Securities of Other Investment Companies.”
Generally, these securities offer less potential for gains than other types of securities.
Convertible Securities — A Portfolio may invest in convertible securities, including both convertible debt and convertible preferred stock. A convertible security is generally a bond, preferred stock or other security that may be converted within a specified period of time and at a pre-stated price or formula into the common stock of the same or a different issuer. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities; (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.
Currency — A Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. A forward foreign currency exchange contract (“forward contract”) is a type of derivative that involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in
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the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement and no commissions are charged at any stage for trades.
Derivatives  — A Portfolio may use “derivative” instruments to hedge its portfolio against market, economic, currency, issuer and other risks, to gain or manage exposure to the markets, sectors and securities in which the Portfolio may invest and to other economic factors that affect the Portfolio’s performance (such as interest rate movements), to increase total return or income, to reduce transaction costs, to manage cash, and for other portfolio management purposes. In general terms, a derivative instrument is an investment contract, the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Futures and options contracts (including futures and options on individual securities and equity and bond market indexes and options on futures contracts), swaps (including interest rate swaps, total return swaps, currency swaps, credit default swaps and contracts for difference) and forward contracts, and structured securities, including forward currency contracts, are examples of derivatives in which a Portfolio may invest. A Portfolio that engages in derivatives transactions may maintain a significant percentage of its assets in cash and cash equivalent instruments or other liquid assets, which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.
Equity Securities — A Portfolio, including a Portfolio that invests primarily in debt securities, may invest in equity securities. Equity securities may be bought on stock exchanges or in the over-the-counter market. Equity securities generally include common stock, preferred stock, warrants, securities convertible into common stock, securities of other investment companies and securities of real estate investment trusts.
Exchange-Traded Funds (“ETFs”) — A Portfolio may invest in ETFs. ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, a passively managed (or index-based) ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Morgan Stanley Capital International (MSCI), FTSE Group, or Bloomberg) selects as representative of a market, market segment, industry, sector, country or geographic region. An index-based ETF generally holds the same stocks or bonds as the index it seeks to track (or it may hold a representative sample of such securities). Accordingly, an index-based ETF is designed so that its performance, before fees and expenses, will correspond with that of the index it seeks to track. ETFs also may be actively managed. An actively managed ETF generally seeks to outperform an index.
When a Portfolio invests in ETFs, it will indirectly bear its proportionate share of the fees and expenses incurred by the ETFs. These fees and expenses are in addition to the advisory fees and other expenses that a Portfolio and its shareholders bear directly in connection with the Portfolio’s own operations. As a result, a Portfolio’s shareholders will be subject to two layers of fees and expenses with respect to investments in the Portfolio. A Portfolio also will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.
Generally, a Portfolio’s investments in other investment companies (including ETFs) are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies in the aggregate. However, there are regulatory exemptions from these restrictions under the 1940 Act on which a Portfolio may rely to invest in ETFs in excess of these limits, subject to certain conditions.
Fixed Income Securities — A Portfolio may invest in short- and long-term fixed income securities in pursuing its investment objective and for other portfolio management purposes, such as to manage cash. Fixed income securities are debt securities such as bonds, notes, debentures and commercial paper. Domestic and foreign governments, banks and companies raise cash by issuing or selling debt securities to investors. Most debt securities pay fixed or adjustable rates of interest at regular intervals until they mature, at which point investors receive their principal back.
Foreign Securities — A Portfolio may invest in foreign securities. Generally, foreign securities are issued by companies organized outside the United States or by foreign governments or international organizations, are traded primarily in markets outside the United States, and are denominated in a foreign currency. Foreign securities may include securities of issuers in developing countries or emerging markets. In addition, foreign securities may include depositary receipts of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts also may be convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.
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Futures — A Portfolio may purchase or sell futures contracts on individual securities or securities indexes. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Portfolio’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Futures contracts in which a Portfolio may invest are highly standardized contracts that typically trade on futures exchanges.
The use of futures contracts and similar instruments may be deemed to involve the use of leverage because a Portfolio is not required to invest the full market value of the futures contract upon entering into the contract. Instead, a Portfolio, upon entering into a futures contract (and to maintain its open position in a futures contract), is required to post collateral for the contract, known as “initial margin” and “variation margin,” the amount of which may vary but which generally equals a relatively small percentage (e.g., less than 5%) of the value of the contract being traded.
Illiquid Investments — A Portfolio may invest up to 15% of its net assets in illiquid investments. Illiquid investment means any investment a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Inflation-Indexed Bonds — A Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury Department uses the Consumer Price Index for Urban Consumers as the inflation measure for Treasury inflation-indexed bonds. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation-index, calculated by that government. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Department inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond is considered ordinary income in the taxable year of the increase to an investing Portfolio, which generally must distribute the amount of that income for federal income tax purposes even though it does not receive the increased principal until maturity.
Because market convention for bonds is to use nominal yields to measure duration, duration for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range from 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the relevant index (e.g., the Bloomberg World Government Inflation-Linked Index (hedged)) will be calculated using the same conversion factors.
Initial Public Offerings (“IPOs”) — A Portfolio may participate in the IPO market. An IPO is the first sale of stock by a company to the public. Companies offering an IPO are sometimes new or young companies or sometimes companies that have been around for many years but are deciding to go public.
Insured Bank Obligations — The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. A Portfolio may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless a Portfolio determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the limit for illiquid investments unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.
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Inverse Floaters — A Portfolio may invest in inverse floaters. Inverse floaters are securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as the Secured Overnight Financing Rate or an alternative reference rate. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate, while any drop in the reference rate of an inverse floater causes an increase in the coupon rate.
Investment Grade Securities — A Portfolio may invest in investment grade debt securities. Investment grade securities are rated in one of the four highest rating categories by Moody’s, S&P or Fitch, comparably rated by another rating agency or, if unrated, determined by the Adviser or the applicable Sub-Adviser to be of comparable quality.
Mortgage- and Asset-Backed Securities — A Portfolio may invest in mortgage- and asset-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties.
Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.
Non-Investment Grade Securities — A Portfolio may invest in securities rated below investment grade (i.e., BB or lower by S&P or Fitch, Ba or lower by Moody’s or deemed to be of comparable quality by the Adviser or a Sub-Adviser), sometimes referred to as “junk bonds”. Junk bonds are usually issued by companies without long track records of sales and earnings or by those companies with questionable credit strength.
Options — A Portfolio may write and purchase put and call options, including exchange-traded or over-the-counter put and call options on securities indices and put and call options on ETFs tracking certain securities indices, for hedging and non-hedging purposes and for the purpose of achieving its objective. In general, options give the purchaser the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. A securities index option and an ETF option are option contracts whose values are based on the value of a securities index at some future point in time. A securities index fluctuates with changes in the market values of the securities included in the index. The effectiveness of purchasing or writing securities index options will depend upon the extent to which price movements in a Portfolio’s investment portfolio correlate with price movements of the securities index. By writing (selling) a call option, a Portfolio forgoes, in exchange for the premium less the commission, the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing (selling) a put option, a Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.
Portfolio Turnover — The Portfolios do not restrict the frequency of trading to limit expenses. A Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective. A portfolio turnover rate of 100%, for example, is equivalent to a Portfolio buying and selling all of its portfolio securities once during the course of a given fiscal year. High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return, and an increase in taxable capital gains distributions to the Portfolio’s shareholders (although tax implications for investments in Contracts typically are deferred during the accumulation phase).
Preferred Stocks — A Portfolio may invest in preferred stocks. Although preferred stocks represent a partial ownership interest in a company, preferred stocks generally do not carry voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate. Preferred stock is generally senior to common stock, but is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stocks often have a liquidation value that generally equals the original purchase price of the preferred stock at the date of issuance.
Real Estate Investment Trusts (“REITs”) — A Portfolio may invest in REITs, which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate and are defined by the federal tax law. A REIT is not subject to federal corporate income tax, provided it complies with a number of Internal Revenue Code requirements, including distributing a significant portion of its net income to its shareholders. Various other countries have also adopted REIT-like structures that receive comparable tax treatment, provided certain requirements are met.
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Securities Lending — Each Portfolio may lend its portfolio securities to brokers, dealers, other financial institutions and other eligible persons so long as such loans do not represent more than 33-1/3% of the Portfolio’s total assets (including any collateral received from the loans). Loans of portfolio securities permit a Portfolio to earn additional income on its portfolio securities. All loans of portfolio securities by a Portfolio will be made pursuant to agreements that require the loans to be continuously secured by collateral in the form of cash or U.S. government or agency securities with a value at least equal at all times to the current market value of the securities loaned. The value of the securities on loan may change each business day. A Portfolio with securities on loan generally will be entitled to obtain additional collateral from, or return excess collateral to, a borrower by the end of the next business day following a change in the value of the securities on loan. A Portfolio may reinvest cash collateral received in connection with a securities loan in short-term, highly liquid investments, such as money market funds and repurchase agreements, to earn additional returns.
Securities of Other Investment Companies — A Portfolio may invest in the securities of other investment companies to the extent permitted by applicable law. Generally, a Portfolio's investments in other investment companies are subject to statutory limitations in the 1940 Act, including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies in the aggregate. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which a Portfolio may rely to invest in other investment companies in excess of these limits, subject to certain conditions. Other investment companies in which a Portfolio may invest include ETFs, as discussed in “Exchange-Traded Funds (“ETFs”)”.
When a Portfolio invests in other investment companies, it will indirectly bear its proportionate share of the fees and expenses incurred by those investment companies. These fees and expenses are in addition to the advisory fees and other expenses that a Portfolio and its shareholders bear directly in connection with the Portfolio’s own operations. As a result, a Portfolio’s shareholders will be subject to two layers of fees and expenses with respect to investments in the Portfolio.
Short Sales — A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a Portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, a Portfolio will make a profit by purchasing the security in the open market at a price lower than the price at which it sold the security. If the price of the security rises, a Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss, which could be unlimited.
Swaps — A Portfolio may engage in swap transactions. Swap contracts are derivatives in the form of a contract or other similar instrument that is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified security or index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, total return on equity securities, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices).
Temporary Defensive Investments — For temporary defensive purposes in response to adverse market, economic, political or other conditions, each Portfolio (except the Portfolios that seek to track the performance (before fees and expenses) of a particular securities market index) may invest, without limit, in cash, money market instruments or high quality, short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment objective. In addition, each Hybrid Portfolio may vary from its asset allocation targets and target investment percentages for defensive purposes.
U.S. Government Securities — A Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government or its agencies or instrumentalities. U.S. government securities include mortgage- and asset-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.
When-Issued Securities, Delayed Delivery Securities and Forward Commitments — A Portfolio may purchase or sell securities that it is entitled to receive on a when-issued basis. A Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including on a “TBA” (to be announced) basis). These transactions involve the purchase or sale of securities by a Portfolio at an established price with payment and delivery taking place in the future. A Portfolio enters into these transactions to obtain what is considered an advantageous price to the Portfolio at the time of entering into the transaction.
Zero Coupon and Pay-in-Kind Securities — A Portfolio may invest in zero coupon and pay-in-kind securities. Zero coupon securities are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. Pay-in-kind securities normally
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give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Convertible securities, corporate debt securities, mortgage- and asset-backed securities, U.S. government securities, foreign securities and other types of debt instruments may be structured as zero coupon or pay-in-kind securities.
Risks
Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective, principal investment strategies and particular risk factors. Each Portfolio follows a distinct set of investment strategies. Consequently, each Portfolio may be subject to different risks. Some of the risks of investing in the Portfolios are discussed below, including the principal risks of the Portfolios as discussed in “About the Portfolios — Investments, Risks, and Performance — Principal Risks.” However, other factors may also affect a Portfolio’s investment results. There is no assurance that a Portfolio will achieve its investment objective or that it will not lose value.
To the extent an ETF Portfolio invests in Underlying ETFs that invest primarily in certain types of securities or other instruments (such as equity securities and other equity instruments, fixed income securities and other fixed income instruments, foreign securities, or alternative investments), the performance of the ETF Portfolio will be subject to the risks of investing in such securities or other instruments. The Underlying ETFs have principal investment strategies that come with inherent risks. Certain Underlying ETFs may emphasize different market sectors. Some of the risks, including principal risks of investing in the Underlying ETFs, are discussed below. An Underlying ETF may be subject to certain additional risks as discussed in its prospectus. More information about the Underlying ETFs is available in their respective prospectuses. Because each ETF Portfolio invests in Underlying ETFs, the return on your investment will be based on the risks and rewards of the Underlying ETFs’ investments. In this section, the term “Portfolio” may include an ETF Portfolio, an Underlying ETF, or both.
Principal Investment Risks
As indicated in “About the Portfolios — Investments, Risks, and Performance — Principal Risks,” a Portfolio may be subject to the following principal risks. The risks, which are described in alphabetical order and not in order of perceived importance or potential exposure, can negatively affect a Portfolio’s performance.
Alternative Investment Risk — To the extent a Portfolio invests in Underlying ETFs that invest in alternative investments, it will be subject to the risks associated with such investments. Alternative investments may involve a different approach to investing than do traditional investments (stocks, bonds, and cash) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform as expected. Alternative investments can be highly volatile, are often less liquid, particularly in periods of market stress, and are generally more complex and less transparent than traditional investments. Alternative investments also may have more complicated tax considerations than traditional investments, which could involve investment structures subject to income tax that could adversely impact the return to shareholders. In addition, the performance of alternative investments may be more dependent on the Adviser’s experience and skill than the performance of traditional investments. The use of alternative investments may not achieve the desired result and may result in losses to a Portfolio.
Asset Allocation Risk — The investment performance of an allocation Portfolio depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations, or below the securities markets generally, over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause a Portfolio to lose value, may not produce the desired results, or may cause a Portfolio’s results to lag relevant benchmarks or other portfolios with similar investment objectives and strategies. For example, weighting equity securities too heavily during a period of stock market decline may result in a failure to preserve capital. Conversely, weighting debt securities too heavily during a period of stock market appreciation may result in lower total return. In addition, the allocation and investment decisions made may not be timely relative to market, economic or other developments. Moreover, if a Portfolio has set limitations on the amount of assets that normally may be allocated to each asset class, the Portfolio will have less flexibility in its investment strategy than portfolios that are not subject to such limitations.
Cash Management Risk — Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, a Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, a Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure, and for other portfolio management purposes. As such, a Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect a Portfolio’s
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performance due to missed investment opportunities and could also subject a Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling, or perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to honor its obligations, and increased costs, such as any fees imposed for large cash balances.
Collateralized Debt Obligations Risk — Investments in collateralized debt obligations (“CDOs”) involve many of the same risks associated with investments in debt securities and asset-backed securities, including interest rate risk, credit risk, liquidity risk, prepayment and extension risk, and valuation risk. The risks of an investment in a CDO also depend largely on the quality and type of the collateral and the class or “tranche” of the CDO in which a Portfolio invests. An investment in a junior tranche is subject to a greater risk of depreciation or loss than an investment in a more senior tranche. Normally, collateralized bond obligations, collateralized loan obligations, and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Portfolio as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid under a Portfolio’s liquidity policies. Additionally, CDOs carry risks including, but not limited to: (a) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (b) the risk that the collateral securities may decline in value or quality or be downgraded or go into default, particularly during periods of economic downturn; (c) the possibility that a Portfolio may invest in CDOs that are subordinate to other classes; (d) the risk that the manager of the CDOs may perform poorly; and (e) the risk that the complex structure of CDOs may produce disputes with the issuer or unexpected investment results. CDOs also can be difficult to value and may be highly leveraged (which could make them highly volatile), and the use of CDOs may result in losses to a Portfolio. CDOs also may charge management and other administrative fees, which are in addition to those of a Portfolio.
Commodity Risk — Exposure to the commodities markets, or a particular sector of the commodities markets, may subject a Portfolio to greater volatility than investments in traditional securities, and changes in those markets may cause the Portfolio’s holdings to lose value. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, resource availability, domestic and foreign political and economic events and policies, trade policies and tariffs, war, acts of terrorism, changes in exchange rates, domestic or foreign interest rates or inflation rates and/or investor expectations concerning such rates, and trading activities in commodities. The frequency, duration and magnitude of such changes cannot be predicted. The prices of various commodities may also be affected by factors such as drought, floods and weather, pandemics, livestock disease, embargoes, tariffs and countermeasures, and regulatory developments. The prices of commodities can also fluctuate quickly and widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. Securities of companies that are dependent on a single commodity, or are concentrated in a single commodity sector, may exhibit even higher volatility attributable to commodity prices. No active trading market may exist for certain commodities investments, which may impair the ability of a Portfolio to sell or realize the full value of such investments in the event of the need to liquidate such investments. An overall increase in the hedging of a commodity by others in the market may affect the price of that commodity. In addition, adverse market conditions may impair the liquidity of commodities investments.
Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of a commodity-linked derivative instrument may be affected by changes in overall market movements, commodity price volatility, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The value of these instruments will rise or fall in response to changes in the underlying commodity or related index of investment. Some commodity-linked investments are issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may adversely affect a Portfolio’s performance. Although investments in commodities may move in different directions than traditional equity securities and debt instruments, when the value of those traditional investments is declining due to adverse economic conditions, there is no guarantee that commodities will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of traditional equity securities and debt instruments.
Convertible Securities Risk — A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible
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security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, but a Portfolio’s investment manager will consider ratings, and any changes to ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities are normally “junior” securities, which means an issuer usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and a Portfolio could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company. To the extent a Portfolio invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.
Counterparty Risk — A Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance or non-performance by, another party to a transaction.
Credit Risk — A Portfolio is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely interest and/or principal payments or otherwise honor its obligations, or defaults completely, which may cause the Portfolio’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. Higher credit ratings correspond to lower perceived credit risk, and lower credit ratings correspond to higher perceived credit risk. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Credit ratings also may be influenced by conflicts of interest. Credit ratings represent a rating agency’s opinion regarding the quality of a security and are not a guaranty of quality. Credit ratings do not protect against a decline in the value of a security. The downgrade of a security’s credit rating may decrease its value. Lower credit quality (or changes in the market’s perception of an issuer’s creditworthiness) also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality (or the market’s perception of the credit quality) of a security can deteriorate suddenly and rapidly. A Portfolio may experience a significant or complete loss on a fixed income security or a transaction. Rising or high interest rates may deteriorate the credit quality of an issuer or counterparty, particularly if the issuer or counterparty faces challenges rolling or refinancing its obligations. When a fixed income security is not rated, an investment manager may have to assess the risk of the security itself. In addition, legislation and regulations to reform rating agencies could adversely impact a Portfolio’s investments or investment process.
Cryptocurrency-Related Companies Risk — Companies that seek a revenue stream related to cryptocurrencies (which are digital assets designed to act as a medium of exchange), such as companies that trade or create (“mine”) cryptocurrencies or provide infrastructure or services to cryptocurrency companies, are subject to a number of risks that could adversely affect a Portfolio’s investment in these companies. The technology relating to digital assets, including blockchain, is developing, and the risks associated with digital assets may not fully emerge until the technology is widely used. There is no assurance that widespread usage will occur. Furthermore, the development and acceptance of competing platforms or technologies may cause consumers or investors to use an alternative to cryptocurrencies. A lack of expansion in the usage of cryptocurrencies could adversely affect a Portfolio’s investment in these companies. Furthermore, the stock prices of these companies and the prices of digital assets can be highly correlated, and the operations of these companies are expected to be significantly affected by the overall sentiment related to, and the use of and investment in, blockchain technology and crypto assets. Cryptocurrencies are subject to significant fluctuations in value. Cryptocurrencies are not backed by any government or corporation. Rather, the value of a cryptocurrency is determined by other factors, such as the perceived future prospects or the supply and demand for such cryptocurrency in the global markets for the trading of cryptocurrencies. Such trading markets are often unregulated and may be more exposed to operational or technical issues as well as fraud or manipulation in comparison to established, regulated exchanges for securities, derivatives and traditional currencies. The value of a cryptocurrency may decline precipitously (including to zero) and unpredictably for a variety of reasons, including, but not limited to: investor perceptions and expectations; regulatory changes; general economic conditions; adoption and use in the retail and commercial marketplace; public opinion regarding the environmental impact of the mining of cryptocurrency; and general risks tied to the use of information technologies, including cybersecurity risks.
Derivatives Risk — A derivative instrument is generally an investment contract the value of which depends upon (or is derived from), in whole or in part, the value of an underlying asset, reference rate, index or event (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). A Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments
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and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Examples of derivative instruments include, among others, forward contracts, futures contracts, options contracts, options on futures contracts, and swaps.Particular derivative instruments that a Portfolio may use are described under “Investments, Risks, and Performance – Principal Investment Strategy” in this Prospectus.  The following provides a more general discussion of important risk factors (e.g., counterparty and credit risk, leveraging risk, liquidity risk, management risk, market and interest rate risk, valuation risk, and other risks) relating to all derivative instruments that a Portfolio may use. A discussion of additional risks associated with particular derivative instruments follows the general discussion, and particular derivative instruments are discussed in more detail under “Additional Investment Strategies and Risks” in the Statement of Additional Information.
Counterparty and Credit Risk — A Portfolio may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. To the extent a Portfolio has significant exposure to a single counterparty or small group of counterparties, this risk will be particularly pronounced. In addition, derivatives traded over-the-counter that are uncleared do not benefit from the protections provided by exchanges and central counterparties (derivatives clearing organizations and clearing corporations) in the event that a counterparty is unable or unwilling to fulfill its contractual obligation. Such uncleared over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives that are cleared by a central counterparty.
Leveraging Risk — Derivatives may be leveraged such that a small investment can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain, and a Portfolio could lose more than the amount it invested. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that a rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses. Some derivatives can have the potential for unlimited losses, regardless of the size of the initial investment.
Liquidity Risk — It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives, and the resulting inability of a Portfolio to sell or otherwise close out a derivatives position, could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately.
Management Risk — Derivative products are highly specialized instruments. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. The use of a derivative requires an understanding not only of the underlying asset, reference rate, index or event, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
Market and Interest Rate Risk — Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. The successful use of derivatives will usually depend on the Adviser’s or a Sub-Adviser's ability to accurately forecast movements in the market relating to the underlying asset, reference rate, index or event. If the Adviser or a Sub-Adviser does not predict correctly the direction of asset prices, interest rates and other economic factors, a Portfolio’s derivatives positions could lose value. Derivatives may not behave as anticipated by a Portfolio, especially in abnormal market conditions. Derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. While some derivatives strategies can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Portfolio investments.
Valuation Risk —  Derivatives also may be subject to the risk of mispricing or improper valuation, and valuation may be more difficult in times of market turmoil. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index.
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Other Risks — Derivatives also may be subject to risks related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error, as well as legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, or the legality or enforceability of a contract.
When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Portfolio will engage in derivative transactions to reduce exposure to other risks when that might be beneficial or that, if used, such strategies will be successful.
When a Portfolio uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Portfolio from incurring losses on derivatives. The need to provide margin or collateral could limit a Portfolio’s ability to pursue other opportunities as they arise. Derivatives that have margin requirements involve the risk that if a Portfolio has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities or other instruments from its portfolio at a time when it may be disadvantageous to do so. Derivatives also may involve fees, commissions, or other costs that may reduce a Portfolio’s gains or exacerbate its losses from the derivatives.
The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income a Portfolio realizes from its investments. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. The federal income tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.
Legislative and regulatory developments may limit the availability of certain derivatives, may reduce the attractiveness or increase the cost of derivatives, and may otherwise adversely impact the performance and value of derivatives. Legislative and regulatory developments also may change the way in which a Portfolio itself is regulated. Such developments may impact a Portfolio’s ability to invest, or remain invested, in certain derivatives, adversely affect a Portfolio’s ability to achieve its investment objective, and adversely affect a Portfolio’s efficiency in implementing its investment strategies. Complying with new or changing requirements also may increase the cost of a Portfolio's investments and the cost of implementing a Portfolio’s investment program and related operations, which could adversely affect a Portfolio and its investors. For example, the Portfolios have implemented policies and procedures to comply with SEC requirements and restrictions governing registered funds' (including the Portfolios') use of derivatives (“Rule 18f-4”). Unless a Portfolio limits its derivatives exposure to 10% or less of its net assets and qualifies as a “limited derivatives user'' under Rule 18f-4, the rule, among other things, requires that the Portfolio establish a derivatives risk management program, comply with certain value-at-risk based leverage limits, appoint a derivatives risk manager, and provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a Portfolio qualifies as a limited derivatives user, Rule 18f-4 requires the Portfolio to implement policies and procedures reasonably designed to manage its derivatives risk. The requirements of Rule 18f-4 are intended to reduce derivatives risk, but they may not work as intended. Analyses, judgments and decisions made in connection with administering the derivatives risk management program may be incorrect or otherwise may not produce the desired results. In addition, changes in market conditions, which may occur rapidly and unpredictably, may adversely affect the administration of the program.
A discussion of additional risks associated with particular derivative instruments follows:
Forward Contract Risk — There are no limits on daily price fluctuations of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (i.e., the difference between the price at which the counterparty is prepared to buy and the price at which it is prepared to sell).
Futures Contract Risk — There can be no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s access to other assets held to cover its futures positions could also be impaired.
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Options Contract Risk — There can be no guarantee that the use of options will increase a Portfolio’s return or income. By writing (selling) a put option, a Portfolio takes on the risk of a decline in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of the option it sells, but without the corresponding opportunity to benefit from a potential increase in the value of the underlying instrument. When a Portfolio writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and a Portfolio is not able to close out its written put options, it may result in substantial losses to the Portfolio. By writing (selling) a call option, a Portfolio assumes the risk that it must sell the underlying instrument at a strike price that may be lower than the market price of the instrument. When a Portfolio writes a covered call option, it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. If a call option that a Portfolio has written is exercised, the Portfolio will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Portfolio purchased the instrument and the strike price of the option. A Portfolio will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. If a call option that a Portfolio has written expires unexercised, the Portfolio will experience a gain in the amount of the premium it received; however, that gain may be offset by a decline in the market value of the underlying instrument during the option period. If an option that a Portfolio has purchased is never exercised or closed out, the Portfolio will lose the amount of the premium it paid and the use of those funds.
Swaps Risk — Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that a Portfolio is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that a Portfolio is contractually entitled to receive. As a seller of a credit default swap, a Portfolio effectively adds economic leverage because, in addition to its total net assets, the Portfolio is subject to investment exposure on the entire notional amount of the contract. See “Leveraging Risk” above. Additionally, holding a position in a credit default swap could result in losses if a Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for certain swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.
Distressed Companies Risk — A Portfolio may invest in distressed debt securities, including loans, bonds and notes, many of which are not publicly traded and may involve a substantial degree of risk. Debt obligations of distressed companies typically are unrated, lower-rated or close to default. Distressed debt securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy. In certain periods, there may be little or no liquidity in the markets for these securities. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than expected. A Portfolio may lose a substantial portion or all of its investment in such securities or it may be required to accept cash, securities or other property with a value less than the Portfolio’s original investment. Defaulted debt securities involve risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security held by a Portfolio defaults, the Portfolio may experience a significant or complete loss on the security. Securities tend to lose much of their value before the issuer defaults. A Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.
Dividend Risk — Dividends received on common stocks are not fixed but are paid at the discretion of an issuer’s board of directors. There is no guarantee that the companies in which a Portfolio invests will pay dividends in the future or that dividends, if paid, will remain at current levels or increase over time. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise or fall, the prices of such securities may be impacted. A sharp rise in interest rates, an economic downturn, or other market or company-specific developments, could result in a company’s decision to decrease or eliminate a dividend. During a broad market advance, securities that pay dividends may not appreciate as much as securities that do not pay dividends.
Dollar Roll and Sale-Buyback Transactions Risk — Dollar roll and sale-buyback transactions may increase a Portfolio's volatility and may be viewed as a form of leverage. There is also a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Portfolio.
Energy Sector Risk — The energy markets have experienced significant volatility in recent periods. The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector may fluctuate widely and rapidly and could be adversely affected by, among other factors, the levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy
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sources and energy conservation efforts, technological developments, geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts, cybersecurity incidents, tax treatment, labor relations, and the economic growth and stability of the key energy-consuming countries. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from natural disasters or other catastrophes. In addition, pressure to reduce the use of fossil fuels could impact the securities of companies in the fossil fuel industry and the prices of related commodities. Any of these factors could result in a material adverse impact on a Portfolio’s holdings and the performance of a Portfolio. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.
Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. Equity securities generally have greater price volatility than fixed-income securities. A Portfolio may experience a significant or complete loss on its investment in an equity security. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations. In addition, common stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital. In the event of liquidation, equity securities are generally subordinate in rank to debt and other securities of the same issuer.
ESG Considerations Risk (1290 VT SmartBeta Equity ESG Portfolio) — The consideration of environmental, social and governance (“ESG”) criteria, as determined by the Sub-Adviser, in the investment process may limit the types and number of investment opportunities available to a Portfolio and, therefore, carries the risk that, under certain market conditions, the Portfolio may underperform funds that do not consider ESG criteria or funds that use a different ESG methodology. The consideration of ESG criteria also may affect a Portfolio’s exposure to certain sectors or types of investments and may adversely impact a Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. Furthermore, ESG criteria are not uniformly defined, and the ESG criteria used by a Portfolio may differ from the ESG criteria used by other funds, which may make it difficult to compare a Portfolio’s principal investment strategies with the investment strategies of other funds that integrate certain ESG criteria. In addition, investors may differ in their views of what constitutes positive or negative ESG characteristics of a security. ESG investing is qualitative and subjective by nature, and there is no guarantee that the criteria used by the Sub-Adviser or any judgment exercised by the Sub-Adviser will reflect the opinions of any particular investor, and the criteria used by the Sub-Adviser may differ from (or may be considered to be more or less stringent than) the criteria that any particular investor considers relevant in evaluating an issuer’s ESG practices. The Sub-Adviser’s criteria tend to have many subjective characteristics, can be difficult to analyze, and frequently involve a balancing of a company’s business plans, objectives, actual conduct and other factors.
A company’s ESG performance or the Sub-Adviser’s assessment of a company’s ESG performance could change over time, which could cause a Portfolio temporarily to hold securities that do not comply with the Sub-Adviser’s ESG investment principles. Although an investment by a Portfolio in a company may satisfy one or more of the Sub-Adviser’s ESG criteria in the view of the Sub-Adviser, there is no guarantee that such company will actually conduct its affairs in a manner that results in more favorable ESG outcomes, and that same company may also fail to satisfy other ESG criteria. In addition, information or data used in evaluating a company may be based on assumptions and estimates and may not be complete, accurate or readily available, which could cause the Sub-Adviser to incorrectly assess a company’s ESG performance.
Successful application of the Sub-Adviser’s ESG investment principles will depend on the Sub-Adviser’s skill in properly identifying and analyzing material ESG issues, and there can be no assurance that the considerations or techniques employed will be successful. While the Sub-Adviser views ESG considerations as having the potential to contribute to a Portfolio’s long-term performance, there is no guarantee that such results will be achieved. There is also a risk that a Portfolio could have indirect exposure (through, including but not limited to, derivatives and investments in other investment companies) to issuers that do not meet the relevant ESG criteria used by the Portfolio. Further, the regulatory landscape for ESG investing in the United States and abroad continues to evolve, and future rules or regulations may require a Portfolio to change its investment process and/or the associated disclosures.
ESG Considerations Risk (1290 VT Socially Responsible Portfolio) — The Underlying Index’s use of criteria related to the environmental, social and governance (“ESG”) characteristics of issuers may limit the types and number of investment opportunities available to a Portfolio and, therefore, carries the risk that, under certain market conditions, the Portfolio may underperform funds that do not (or funds whose underlying indexes do not) use ESG criteria or funds that use a different ESG methodology. The Underlying
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Index’s use of ESG criteria also may affect a Portfolio’s exposure to certain sectors or types of investments and may adversely impact a Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. In addition, to the extent that the Sub-Adviser uses a representative sampling indexing strategy, a Portfolio’s overall ESG characteristics or ESG risks could diverge from those of the Underlying Index. Furthermore, ESG criteria are not uniformly defined, and the ESG criteria used by the Index Provider may differ from the ESG criteria used by other index providers, investment managers, and funds, which may make it difficult to compare a Portfolio’s principal investment strategies with the investment strategies of other funds that integrate certain ESG criteria. In addition, investors may differ in their views of what constitutes positive or negative ESG characteristics of a security. ESG investing is qualitative and subjective by nature, and there is no guarantee that the criteria used by the Index Provider or any judgment exercised by the Index Provider will reflect the opinions of any particular investor, and the criteria used by the Index Provider may differ from (or may be considered to be more or less stringent than) the criteria that any particular investor considers relevant in evaluating an issuer’s ESG practices.
A company’s ESG performance or the Index Provider’s assessment of a company’s ESG performance could change over time. In addition, in accordance with the Underlying Index methodology, the Index Provider may not evaluate ESG criteria outside of scheduled index reviews or rebalances, which means that securities included in the Underlying Index could cease to meet the ESG criteria but remain in the Underlying Index (and therefore a Portfolio) until the next index review or rebalance. The Index Provider may evaluate security-level ESG data and, if applicable, ESG objectives or constraints that are relevant to the Underlying Index only at index reviews or rebalances. As a result, securities included in the Underlying Index, or the Underlying Index as a whole, may not meet the ESG criteria at all times. The Sub-Adviser does not monitor securities in the Underlying Index with respect to ESG objectives or constraints applied by the Index Provider and is not responsible for changes to the ESG assessment of a security in the Underlying Index between rebalances. The Sub-Adviser also does not assess the validity of the Index Provider’s evaluation of the ESG characteristics of securities or the criteria and data used in such evaluation. In addition, the Index Provider evaluates securities for inclusion and/or weighting in the Underlying Index based on ESG criteria and data provided by the Index Provider or third parties. ESG criteria or data used in evaluating a company may be based on assumptions and estimates and may not be complete, accurate, or readily available, which could result in an incorrect assessment of a company’s ESG performance.
Successful application of the Index Provider’s ESG methodology will depend on the Index Provider’s skill in properly identifying and analyzing material ESG issues, and there can be no assurance that the considerations or techniques employed will be successful. There is also a risk that a Portfolio could have indirect exposure (through, including but not limited to, derivatives and investments in other investment companies) to issuers that have been excluded from the Underlying Index. There is no guarantee that the incorporation of ESG considerations will be additive to a Portfolio’s performance. Further, the regulatory landscape for ESG investing in the United States and abroad continues to evolve, and future rules or regulations may require a Portfolio to change its investment process and/or the associated disclosures.
Exchange-Traded Funds (“ETFs”) Risk — When a Portfolio invests in an ETF, it will indirectly bear its proportionate share of the fees and expenses incurred by the ETF. These fees and expenses are in addition to the advisory fees and other expenses that a Portfolio and its shareholders bear directly in connection with the Portfolio’s own operations. As a result, a Portfolio’s shareholders will be subject to two layers of fees and expenses with respect to investments in the Portfolio. The cost of investing in a Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, a Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. A Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The extent to which the investment performance and risks associated with a Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary. A Portfolio does not control the investments of the ETFs, which may have different investment objectives and may engage in investment strategies that the Portfolio would not engage in directly. The ETFs may change their investment objectives or policies without the approval of a Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an ETF at a time and price that is unfavorable to the Portfolio.
In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that such an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance not to match the performance of its index. An ETF’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the ETF could result in a greater decline in net asset value than would be the case if the ETF held all of the securities in the index. To the extent the assets in the ETF are smaller, these risks will be greater. No ETF fully replicates its index, and an ETF may hold securities not included in its index. Therefore, there is a risk that the investment
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strategy of the ETF manager may not produce the intended results. In addition, an actively managed ETF’s performance will reflect the ETF manager’s ability to make investment decisions that are suited to achieving the ETF’s investment objective.
Moreover, there is the risk that an ETF may value certain securities at a price higher than the price at which it can sell them. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.
Focused Portfolio Risk — A Portfolio that invests in the securities of a limited number of companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value and, as a result, the Portfolio may experience greater performance volatility than a portfolio that is more broadly invested.
Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investments in U.S. securities. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. A Portfolio could also underperform if it invests in countries or regions whose economic performance falls short. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), the imposition (or threat) of tariffs, governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions or factors, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. The costs of buying and selling foreign securities, including taxes, brokerage and custody costs, generally are higher than the costs of buying and selling domestic securities. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. To the extent a Portfolio invests or hedges based on the perceived relationship between two currencies, there is a risk that the correlation between those currencies may not behave as anticipated. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by a number of factors, including changes in interest rates; intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities; investor perception of a country’s economy; or the imposition of currency controls or other political or regulatory developments in the United States or abroad. Currency exchange rates may fluctuate in response to factors external to a country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency risk may be particularly high to the extent that a Portfolio invests in foreign securities or currencies that are economically tied to emerging market countries.
Depositary Receipts Risk —  Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) involve many of the same risks associated with investing directly in foreign securities, including the economic and political risks associated with the underlying issuer’s country. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities. A Portfolio may therefore receive less timely information or have less control than if it invested directly in the foreign issuer. Depositary receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency, and there may be an imperfect correlation between the
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market value of depositary receipts and the underlying foreign securities. Certain countries may limit the ability to convert a depositary receipt into the underlying foreign security and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. In some cases, if a Portfolio, as the holder of a depositary receipt, is compelled to convert the depositary receipt into the underlying foreign security but is unable successfully to complete the conversion, the depositary receipt could be rendered worthless and the Portfolio could lose its entire investment.
Emerging Markets Risk —  Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America, and Africa. There are greater risks and uncertainties involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant adverse developments in their political, economic or social structures or intervene in or manipulate financial markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging market country or could lose the entire value of its investment in the affected market. Such restrictions also may have negative impacts on transaction costs, market price, and investment returns. The U.S. government also may impose restrictions on the ability of U.S. investors to hold and/or acquire securities of certain companies in emerging market countries, which may adversely impact a Portfolio.
In addition, companies in emerging market countries may be newly organized, smaller and less seasoned, and the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of developed countries. Shareholder claims and legal remedies that are common in the United States may be difficult or impossible to pursue in many emerging market countries. In addition, due to jurisdictional limitations, matters of comity and various other factors, U.S. authorities may be limited in their ability to bring enforcement actions against non-U.S. companies and non-U.S. persons in certain emerging market countries. Emerging market countries often have less uniformity in (or may lack) regulatory, accounting, auditing and financial reporting requirements or standards, which may impact the availability and quality of information about issuers; less reliable clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; and less reliable registration and custodial procedures, which could result in ownership registration being completely lost. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, and higher custodial costs. A Portfolio may not know the identity of trading counterparties, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulties in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness. Investments in frontier markets may be subject to greater levels of these risks than investments in more developed and traditional emerging markets.
European Economic Risk —  The European Union’s (the “EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU), changes in EU or governmental regulations on trade and other areas, geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally.
Events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. For example,
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exports in Eastern Europe have been disrupted for certain key commodities, pushing commodity prices to record highs, and energy prices in Europe have increased significantly. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the economies of certain European countries and/or their sovereign debt following the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit”. Any further withdrawals from the EU (or the possibility of such withdrawals or the dissolution of the EU) could cause additional and significant regional and global market disruption, introduce new legal and regulatory uncertainties, and result in increased volatility and illiquidity and potentially lower economic growth, all of which may negatively impact a Portfolio’s investments and cause it to lose money. Furthermore, the national politics of European countries have been unpredictable and subject to influence by disruptive political groups. European governments may be subject to change and European countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses.
Geographic Focus Risk — To the extent that a Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, the Portfolio assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified portfolios. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse economic, political, social, currency, or regulatory developments. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, fires, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events. The risks associated with investing in a narrowly defined geographic area also are generally more pronounced with respect to investments in emerging market countries.
International Fair Value Pricing Risk — A Portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Portfolio's net asset value is determined. If such arbitrage attempts are successful, the Portfolio's net asset value might be diluted. A Portfolio's use of fair value pricing in certain circumstances may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced using more subjective methods, known as fair value pricing. As such, it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that the use of fair value pricing will limit a Portfolio's ability to implement its investment strategy (e.g., reduce the volatility of the Portfolio's share price) or achieve its investment objective.
Regulatory Risk —  Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for a Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.
Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.
Trade Suspensions Risk —  Securities of issuers traded on foreign exchanges may be suspended, including by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Portfolio holds material positions in such suspended securities or instruments, the Portfolio’s ability to liquidate its positions may be compromised and the Portfolio could incur significant losses. Trade suspensions, or other restrictions on trading, and market closures could lead to affected securities being valued at zero.
Health Care Sector Risk — The value of securities issued by companies in the health care sector can be adversely affected by, among other factors, the need for government approval to offer products and services; product obsolescence; increases or decreases in
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the cost of or demand for medical products and services; an increased emphasis on outpatient services; pricing pressure; a company's failure to develop new products; product liability or other litigation; patent issues; price controls imposed by governments; reductions in government funding; and changes in legislation or government regulations, including uncertainty regarding health care reform and how it will be implemented. Any of these factors could result in a material adverse impact on a Portfolio's holdings and the performance of a Portfolio. The value of a Portfolio's shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.
Index Non-Diversification Risk — To the extent that an index Portfolio becomes non-diversified as necessary to approximate the composition of its index, the Portfolio may invest a relatively high percentage of its assets in a single issuer or a limited number of issuers. As a result, the Portfolio’s performance will be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single adverse economic, political, regulatory or other occurrence affecting one or more of these issuers. The Portfolio may experience greater performance volatility than a portfolio that is more broadly invested.
Index Strategy Risk — A Portfolio (or a portion thereof) that employs an index strategy generally invests in all of the securities included in (or “replicates”) an index or invests in a representative sampling of such securities, regardless of market trends, to seek to track the performance of an unmanaged index of securities, whereas an actively managed Portfolio (or portion thereof) typically seeks to outperform a benchmark index. A Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. To the extent that the index has a significant weighting in a particular sector, a Portfolio will be subject to the risks associated with that sector and may experience greater performance volatility than a portfolio that seeks to track the performance of an index that is more broadly diversified. In addition, although the index strategy attempts to closely track the relevant index, a Portfolio may not invest in all of the securities in the index. Also, unlike index performance, a Portfolio’s performance will be reduced by its fees and expenses. Cash flow into and out of a Portfolio, portfolio transaction costs, changes in the securities that constitute the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match or achieve a high degree of correlation to that of the relevant index. Tracking error (that is, the divergence, positive or negative, between the performance of a Portfolio and the relevant index) may cause a Portfolio’s performance to be less than expected. To the extent a Portfolio’s investments track the relevant index, the Portfolio may underperform other portfolios that invest more broadly. In addition, errors relating to the index may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, and market or other disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or disruptions may result in losses for a Portfolio.
To the extent that the securities of a limited number of companies represent a significant percentage of the relevant index, a Portfolio may be subject to more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. A Portfolio may experience greater performance volatility than a portfolio that seeks to track the performance of an index that is more broadly diversified.
To the extent that a Portfolio utilizes a representative sampling approach, it may experience greater tracking error than it would if the Portfolio sought to replicate the index. A Portfolio’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development with respect to an issuer of securities held by the Portfolio could result in a greater decline in net asset value than would be the case if the Portfolio held all of the securities in the index.
Industrials Sector Risk — The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Companies in the industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services. Any of these factors could result in a material adverse impact on a Portfolio’s holdings and the performance of a Portfolio. The value of a Portfolio's shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.
Inflation-Indexed Bonds Risk — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise and rise in value when real interest rates decline. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates,
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inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-indexed debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, a Portfolio may have no income at all from such investments. The principal value of an investment in a Portfolio is not protected or otherwise guaranteed by the value of the Portfolio’s investments in inflation-indexed debt securities.
Information Technology Sector Risk — Investment risks associated with investing in the information technology sector include, in addition to other risks, the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; rapid product obsolescence due to technological developments and frequent new product introduction; disruptions to supply chains and distribution networks; general economic conditions; and changes in legislation or government regulations. Information technology companies also may be adversely affected by actual or perceived security vulnerabilities or other defects in their products and services, which may result in lawsuits, government enforcement actions and remediation costs. Any of these factors could result in a material adverse impact on a Portfolio’s holdings and the performance of a Portfolio. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.
Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in debt securities or other income-producing securities. Changes in interest rates also may affect the value of other securities. In general, the value of a Portfolio’s debt securities declines when interest rates rise and rises when interest rates decline. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. For example, if a debt security has a duration of five years and interest rates increase by 1%, the debt security’s price typically would be expected to decline by approximately 5%. Thus, the sensitivity of a Portfolio’s debt securities to interest rate risk will increase the greater the duration of those securities. Greater sensitivity to changes in interest rates may increase the volatility of a debt security’s value and may lead to losses.
Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation rates and/or investor expectations concerning such rates, perceptions of risk, and supply of and demand for bonds. Changes in government monetary policy, including changes in federal tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial and immediate impact on interest rates. However, there can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, or that any such policy will have the desired effect on interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount.
The Fed and certain foreign central banks have been lowering interest rates, though economic, political or other factors could lead to the Fed or foreign central banks stopping or reversing such changes. It is difficult to predict accurately the various economic and political factors that influence the pace at which interest rates might change, the timing, frequency, magnitude or direction of further interest rate changes, or when such changes might stop or reverse course. The evaluation of macro-economic and other conditions or events could cause a change in approach (including unexpected interest rate hikes) in the future. It also is difficult to predict the impact that further interest rate changes could have on the markets in which a Portfolio invests, and fixed-income and related markets may continue to experience heightened levels of interest rate volatility.
During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, a Portfolio may be subject to a greater risk of principal decline from rising interest rates. A significant or rapid rise in interest rates could result in losses, which could be substantial, to a Portfolio.
Certain countries have experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk by, among other things, reducing or eliminating interest income and causing declines in the value of investments in income producing or debt securities. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent a Portfolio is exposed to such interest rates.
Inverse Floaters Risk — Inverse floaters are securities with a floating or variable rate of interest (i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals). Inverse floaters have interest rates that tend to move in the opposite direction as the specified market rates or indices and may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Any increase in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate, while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters generally will underperform the market for fixed rate securities in a rising interest rate environment. Inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price
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volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. Inverse floaters typically involve leverage, which can magnify a Portfolio’s losses; accordingly, the holder of an inverse floater could lose more than its principal investment.
Investment Grade Securities Risk — Debt securities generally are rated by national bond ratings agencies. A Portfolio considers securities to be investment grade if they are rated BBB or higher by S&P or Fitch, or Baa or higher by Moody’s, or, if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but may have more risk than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.
Investment Strategy Risk — The market may reward certain investment characteristics for a period of time and not others. The returns for a specific investment characteristic may vary significantly relative to other characteristics and may increase or decrease significantly during different phases of a market cycle. A Portfolio comprised of stocks intended to reduce exposure to uncompensated risk may not necessarily be less sensitive to a change in the broad market price level and may not accurately estimate the risk/return outcome of stocks. Portfolio investments may exhibit higher volatility than expected or underperform the markets. A Portfolio’s strategy may result in the Portfolio underperforming the general securities markets, particularly during periods of strong positive market performance.
Investment Style Risk — A Portfolio may use a particular style or set of styles — for example, growth or value investing styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods.
Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. A Portfolio using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such a Portfolio also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.
Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A Portfolio using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s full value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced or overvalued at the time of investment. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.
Large-Cap and Mega-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, the return on investment in securities of large-cap and mega-cap companies may be less than the return on investment in securities of small- and/or mid-cap companies. Investing more heavily in one market capitalization category carries the risk that due to market conditions that category may be out of favor with investors.
Large Transaction Risk — A significant percentage of a Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, a Portfolio is subject to the potential for large-scale, relative to its asset size, inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by affiliates of the Adviser. These inflows and outflows may be frequent and could negatively affect a Portfolio’s net asset value and performance, and could cause a Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for a Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect a Portfolio’s ability to meet shareholder redemption requests or could limit a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser or its affiliates also could be subject to conflicts of interest in selecting shares of Portfolios for redemption and
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in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause a Portfolio’s actual expenses to increase, or could result in a Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Portfolio’s expense ratio. Although large transactions may be more frequent under certain circumstances, a Portfolio is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Portfolio shares at any time.
Leveraging Risk — When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to a Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, or have embedded leverage, relatively small market fluctuations can result in large changes in the value of such investments. In addition, the costs that a Portfolio pays to engage in these practices are additional costs borne by the Portfolio and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of a Portfolio compared with what it would have been had the Portfolio not used leverage. There can be no assurance that a Portfolio’s use of any leverage will be successful.
Liquidity Risk — From time to time, there may be little or no active trading market for a particular investment in which a Portfolio may invest or is invested due to a variety of circumstances, including but not limited to deterioration in the financial condition of an issuer or issuers in a particular industry or market segment, periods of economic and market stress, changes in investor perceptions regarding an issuer or industry, periods of market volatility that trigger market circuit breakers that halt trading in securities or close markets entirely, planned market closures, shortened trading hours, extended market holidays, and other reasons. In such a market, the value of such investments and a Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve a Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, a Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in losses or may be costly to the Portfolio. Judgment plays a greater role in valuing illiquid investments than investments with more active markets, and there is a greater risk that the investments may not be sold for the price at which a Portfolio is carrying them. A Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. In addition, the trading market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. An inability to sell a portfolio position can adversely affect a Portfolio’s value or prevent a Portfolio from being able to take advantage of other investment opportunities. Market participants attempting to sell the same or a similar investment at the same time as a Portfolio could decrease the liquidity of such an investment, especially during periods of market stress, and contribute to downward pricing pressure. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect a Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.
The SEC has instituted various requirements for open-end funds, including the Portfolios, to establish, and the Portfolios have established, a program to manage liquidity risks. These requirements are intended to reduce liquidity risk, but they may not work as intended. Analyses, judgments and decisions made in connection with administering the liquidity risk management program may be incorrect or otherwise may not produce the desired results. In addition, changes in market conditions, which may occur rapidly and unpredictably, may adversely affect the administration of the program. Changes related to the requirements may increase a Portfolio’s expenses, may negatively affect a Portfolio’s yield and return potential, and may not reduce a Portfolio’s liquidity risk.
Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets, may alter or impair a Portfolio’s ability to pursue its investment objectives or utilize certain investment strategies and techniques.
Loan Risk — A bank loan represents an interest in a loan or other direct indebtedness that entitles the acquirer of such interest to payments of interest, principal and/or other amounts due under the structure of the loan. Loan interests are subject to liquidity risk, prepayment risk, extension risk, the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods (bank loans may have trade settlement periods that extend beyond seven days). As a result, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a Portfolio to liquidate other securities to meet redemptions and may present a risk that the Portfolio may incur losses in order to timely honor redemptions.
A Portfolio’s investments in loans are subject to the risk that the Portfolio will not receive payment of interest, principal and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Fully secured
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loans offer a Portfolio more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of a secured loan’s collateral would satisfy the borrower’s obligation or that the collateral could be readily liquidated. In addition, a Portfolio’s access to collateral may be limited by bankruptcy or other insolvency laws. In the event of a default, a Portfolio may not recover its principal, may experience a substantial delay in recovering its investment and may not receive interest during the delay. Unsecured loans are subject to a greater risk of default than secured loans, especially during periods of deteriorating economic conditions. Unsecured loans also have a greater risk of nonpayment in the event of a default than secured loans since there is no recourse for the lender to collateral. Loans in which a Portfolio may invest may be made to finance highly leveraged corporate transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan interests may be unrated, and a Portfolio’s Sub-Adviser may be required to rely exclusively on its own analysis of the borrower in determining whether to acquire, or to continue to hold, a loan. Loans may not be considered “securities,” and purchasers, such as a Portfolio, therefore may not have the benefit of the anti-fraud protections of the federal securities laws.
Loan agreements, which set forth the terms of a loan and the obligations of the borrower and lender, contain certain covenants that mandate or prohibit certain borrower actions, including financial covenants (or “maintenance covenants”) that dictate certain minimum and maximum financial performance levels. Certain types of loans contain fewer maintenance covenants than traditional loans (or no maintenance covenants at all) and may not include terms that permit the lender to monitor the financial performance of the borrower and declare an event of default if certain criteria are breached. This may hinder a Portfolio’s ability to reprice credit risk associated with the borrower and reduce a Portfolio’s ability to restructure a problematic loan and mitigate potential loss. As a result, a Portfolio’s exposure to losses on these types of loans may be increased, especially during a downturn in the credit cycle.
A Portfolio may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, a Portfolio normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. A Portfolio may also purchase a participation in a loan interest that is held by another party. When a Portfolio’s loan interest is a participation, the Portfolio may have less control over the exercise of remedies than the party selling the participation interest, and the Portfolio normally would not have any direct rights against the borrower. It is possible that a Portfolio could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.
Market Risk — A Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions, changes in the general outlook for corporate earnings, inflation rates and/or investor expectations concerning such rates, changes in interest rates or currency rates, recessions, global demand for particular products or resources, lack of liquidity in the markets, or adverse investor sentiment generally. In some cases, for example, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of the issuers. The value of a security also may decline due to factors that affect a particular sector or industry, such as the imposition (or threat) of tariffs; labor shortages; or increased production costs and competitive conditions within the sector or industry.
Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or asset classes. Changes in value may be temporary or may last for extended periods. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. To the extent that securities of issuers behave or are perceived to behave similarly to each other, events affecting one issuer, industry or sector may have a larger impact. A Portfolio may experience a substantial or complete loss on any individual security. Even when securities markets perform well, there can be no assurance that the investments held by a Portfolio will increase in value along with the broader market. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses. In addition, market speculation focused on profiting from fluctuations in the value of one or more securities or asset classes over a short period of time may result in large-scale and sudden purchases and sales of those securities or asset classes, which can significantly affect the value of those securities and asset classes as well as the market more broadly in unexpected ways, and cause significant share price volatility and losses for a Portfolio.
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Global economies and financial markets are highly interconnected, which increases the likelihood that conditions in one country or region or events affecting a single or small number of issuers will adversely impact issuers in a different country or region. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within nations that are global economic powers or major oil or other commodities producers, have led, and may in the future lead, to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Events such as environmental, natural or man-made disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, labor unrest, supply chain disruptions, bank failures, widespread and prolonged power outages, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. As a result, the value and liquidity of a Portfolio’s investments may be negatively affected by developments in other countries and regions, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected. Securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile or less attractive. In addition, securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the values of investments traded in these markets, including investments held by a Portfolio. Moreover, systemic market dislocations of the kind that occurred during the global financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Portfolio’s investments.
Impacts from climate change may include significant risks to global financial assets and economic growth. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.
Changes in government or central bank policies, changes to regulations involving the securities markets (including lack of adequate regulations for a market or particular type of instrument), and political, diplomatic and other events within the United States and abroad may affect investor and consumer confidence and may increase uncertainty in or impair the operation of the U.S. or other securities markets, perhaps suddenly and to a significant degree.
In addition, markets and market participants are increasingly reliant on both publicly available and proprietary information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Furthermore, impacts from the rapid development and increasingly widespread use of artificial intelligence (“AI”) technologies, including by market participants, may include significant risks to global financial markets. The use of AI technologies may impact the market as a whole, including potentially through the use of AI technologies by malicious actors for market manipulation, fraud and cyberattacks. In addition, the unpredictable nature of AI’s impact on market dynamics complicates traditional risk assessment models, making it challenging to identify risks and opportunities using historical data. Moreover, significant downturns in the information technology sector, which includes companies that are investing heavily in AI research, development and infrastructure, could rapidly lead to widespread market weakness.
Materials Sector Risk — The value of securities issued by companies in the materials sector can be significantly affected by, among other factors, the level and volatility of commodity prices, the exchange value of the dollar, import and export controls, and worldwide competition. At times, worldwide production of materials has exceeded demand as a result of over-building or economic downturns, which has led to commodity price declines and unit price reductions. Companies in this sector also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Any of these factors could result in a material adverse impact on a Portfolio’s holdings and the performance of a Portfolio. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.
Mid-Cap, Small-Cap and Micro-Cap Company Risk — A Portfolio’s investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared
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with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and micro-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small- and micro-cap company securities tend to rise and fall in value more frequently than the prices of securities of larger companies. Although investing in mid-, small- and micro-cap companies offers potential for above-average returns, the companies may not succeed and the value of their securities could decline significantly. In general, these risks are greater for small- and micro-cap companies than for mid-cap companies. Investing more heavily in one market capitalization category carries the risk that due to market conditions that category may be out of favor with investors.
Momentum Risk — Momentum entails investing more in securities that have recently had higher total returns and investing less in securities that have recently had lower total returns. These securities may be more volatile than a broad cross-section of securities, and momentum may be an indicator that a security’s price is reaching its maximum or its minimum. Momentum (positive or negative) can turn quickly, and utilizing momentum as a factor in the investment analysis process can cause significant variation from other types of investment strategies. A Portfolio may experience significant losses or miss out on significant gains if a security’s momentum stops, turns or otherwise behaves differently than predicted.
Money Market Risk — Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. In the event that any money market fund that seeks to maintain a stable $1.00 net asset value fails to maintain a stable net asset value (or if there is a perceived threat that a money market fund is likely to fail to maintain a stable net asset value), money market funds in general could face increased redemption pressures, which could jeopardize the stability of their net asset values. Certain money market funds have in the past failed to maintain stable $1.00 net asset values, and there can be no assurance that such failures and resulting redemption pressures will not occur in the future. A low- or negative-interest rate environment may prevent a money market fund from providing a positive yield and could negatively impact a money market fund’s ability to maintain a stable $1.00 net asset value per share.
Certain money market funds are institutional money market funds, which means that the net asset value of the fund’s shares will “float”. A money market fund with a floating net asset value does not maintain a stable $1.00 net asset value per share; rather, its net asset value will fluctuate with changes in the values of the securities in which the fund invests. Shares sold utilizing a floating net asset value may be worth more or less than their original purchase price. An institutional money market fund is permitted to impose a liquidity fee upon the redemption of fund shares and generally is required to impose a liquidity fee when the fund experiences daily net redemptions of fund shares that exceed certain levels.
Money market funds are subject to specific rules that affect the manner in which these funds are structured and operated. Changes in these rules may impact a money market fund’s expenses, operations, returns, liquidity and continued viability.
Mortgage-Related and Other Asset-Backed Securities Risk — Investments in mortgage-related and other asset-backed securities are subject to credit risk, liquidity risk, the risk of default, interest rate risk, and prepayment and extension risk, sometimes to a greater extent than various other types of fixed income investments. Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities may decrease the value of such securities, which could result in losses to a Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, even when there is no default or threat of default, instability in the markets for mortgage-related and other asset-backed securities may reduce (at times, significantly) the liquidity of such securities. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-related and other asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.
If a Portfolio purchases mortgage-related or other asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio, as a holder of those securities, may receive payments only after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially
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the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time.
Payment of interest and repayment of principal, the schedule for which varies based on the terms of the loan, may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by various forms of insurance or guarantees, including letters of credit, surety bonds, or other credit or liquidity enhancements. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may lock in a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates. Unscheduled prepayments also would limit the potential for capital appreciation on these securities and may make them less effective than other fixed income securities as a means of “locking in” long-term interest rates, thereby reducing the Portfolio’s income. Prepayment rates are difficult to predict, and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility.
Privately issued mortgage-related and other asset-backed securities may be subject to heightened liquidity risk. During periods of market stress or high redemptions, a Portfolio may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately issued mortgaged-related and other asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting standards for the underlying mortgages that are applicable to those mortgage-related securities that have U.S. government or government-sponsored enterprise (“GSE”) guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk, liquidity risk, or other underwriting characteristics than U.S. government or GSE mortgage-related securities.
Mortgage-backed securities issued in the form of collateralized mortgage obligations (“CMOs”) are collateralized by mortgage loans or mortgage pass-through securities. In periods of supply and demand imbalances in the market for CMOs or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs and other mortgage-backed securities may be structured similarly to collateralized debt obligations and may be subject to similar risks.
Natural Resources Sector Risk — The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also can be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, climate change, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals. Any of these factors could result in a material adverse impact on a Portfolio’s
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holdings and the performance of a Portfolio. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.
Non-Diversified Portfolio Risk — A non-diversified Portfolio may invest a relatively high percentage of its assets in a single issuer or a limited number of issuers. As a result, the Portfolio’s performance will be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single adverse economic, political, regulatory or other occurrence affecting one or more of these issuers. The Portfolio may experience greater performance volatility than a portfolio that is more broadly invested.
Non-Investment Grade Securities Risk — Bonds rated below BBB by S&P or Fitch, or below Baa by Moody’s or, if unrated, determined by the investment manager to be of comparable quality, are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the reliance on credit ratings may present additional risks. The retail secondary market for these “junk bonds” may be less liquid than that for higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, a Portfolio may lose its entire investment. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Because of the risks involved in investing in below investment grade securities, an investment in a Portfolio that invests substantially in such securities should be considered speculative.
Portfolio Management Risk — A Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates or other factors, may be incorrect or otherwise may not produce the intended results, which may result in losses to a Portfolio, even in a favorable market. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies, some of which are created or maintained by an investment manager or its affiliates and some of which are created or maintained by third parties. A Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. Imperfections, errors or limitations may go undetected for long periods of time or may never be detected, which could adversely affect decision making for a Portfolio, as well as a Portfolio’s operations or performance, and may result in, among other things, the execution of unanticipated trades, the failure to execute anticipated trades, the failure to properly gather and organize available data and/or the failure to take certain hedging or risk-reducing actions. There can be no assurance that the use of these technologies will result in effective investment decisions for a Portfolio or enable a Portfolio to achieve its investment objective. Furthermore, artificial intelligence technologies are evolving and may be under development or implemented (or may already have been deployed) for certain processes, including portfolio management, data monitoring and analysis, security selection, trading, and portfolio risk management. The use of artificial intelligence or other evolving or emerging technologies presents significant risks and may exacerbate the aforementioned risks.
Portfolio Turnover Risk — High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs (such as brokerage commissions) to a Portfolio, which may result in higher fund expenses and lower total return. A Portfolio that adopts new investment objectives or policies or portfolio management strategies, has a new or an additional Sub-Adviser, and/or undergoes a reorganization with another Portfolio may experience substantially increased portfolio turnover due to the differences between the Portfolio’s previous and current investment objectives and policies and portfolio management strategies.
Preferred Stock Risk — Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities; however, unlike common stock, participation in the growth of an issuer may be limited. Preferred stock also is subject to many of the risks associated with debt securities, including credit and interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors and after the issuer makes required payments to holders of its debt securities. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In addition, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s debt securities take precedence over the claims of owners of the issuer’s preferred and common stock. For these reasons, preferred stocks are subject to greater credit, interest rate, and liquidation risk than
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debt securities, and the market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities. Preferred stock also may be less liquid than common stock. In certain situations, an issuer may call or redeem its preferred stock or convert it to common stock. To the extent that a Portfolio invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Portfolio’s investments to decline.
Prepayment Risk and Extension Risk — Prepayment risk is the risk that the issuer of a security held by a Portfolio may pay off principal more quickly than originally anticipated, and the Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Falling interest rates generally result in quicker payoffs as borrowers are motivated to pay off debt and refinance at new lower rates. Extension risk is the risk that the issuer of a security held by a Portfolio may pay off principal more slowly than originally anticipated. Rising interest rates generally result in slower payoffs, which effectively increase the duration of certain debt securities and heighten interest rate risk. Additionally, a Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.
Privately Placed and Other Restricted Securities Risk — Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Difficulty in selling securities may result in a loss or be costly to a Portfolio. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent restricted securities held by a Portfolio qualify under Rule 144A and an institutional market develops for those securities, the Portfolio likely will be able to dispose of the securities without registering them. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Portfolio’s illiquidity. The Adviser or Sub-Adviser may determine that certain securities qualified for trading under Rule 144A are liquid. Where registration of a security is required, a Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time the Portfolio desires to sell (and therefore decides to seek registration of) the security, and the time the Portfolio may be permitted to sell the security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it desired to sell. The risk that securities may not be sold for the price at which a Portfolio is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing a Portfolio’s net asset value.
Quantitative Investing Risk — A portfolio of securities selected using quantitative analysis may underperform the market as a whole or a portfolio of securities selected using a different investment approach, such as fundamental analysis. The factors used in quantitative analysis and the emphasis placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. The performance of a quantitative model depends upon the quality of its design and effective execution under actual market conditions. Even a well-designed quantitative model cannot be expected to perform well in all market conditions or across all time intervals. Data for some companies, particularly for non-U.S. companies, may be less available and/or less current than data for other companies. There may also be errors in the computer code for the quantitative model or in the model itself, or issues relating to the computer systems used to screen securities. A Portfolio’s securities selection can be adversely affected if it relies on erroneous or outdated data or flawed models or computer systems. As a result, a Portfolio may have a lower return than if the Portfolio were managed using a fundamental analysis or an index-based strategy that did not incorporate quantitative analysis. There can be no assurance that a quantitative model used in managing a Portfolio will perform as anticipated or enable the Portfolio to achieve its investment objective. The use of artificial intelligence or other evolving or emerging technologies presents significant risks and may exacerbate the aforementioned risks.
Real Estate Investing Risk — Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand and general and local economic conditions and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes, preferences (such as remote work arrangements or online shopping) and values. Losses may occur from, for example, casualty or condemnation, or extended vacancies of properties, and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs or refinance their obligations.
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Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by mortgagors or other borrowers, and self-liquidations. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages involving borrowers with blemished credit histories. The liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. REITs are also subject to physical risks to real property, including weather, natural disasters, terrorist attacks, war, or other events that destroy real property. Global climate change may have a significant adverse effect on property and security values and may exacerbate the risks of natural disasters. In addition, regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located.
Operating REITs requires specialized management skills, and a Portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on an investing Portfolio. Similar treatment may also apply to REIT-like entities under the laws of the countries in which they were formed. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.
Redemption Risk — A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times, which could have a negative impact on the Portfolio's overall liquidity, or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Redemption risk also is greater to the extent that one or more investors control a large percentage of investments in a Portfolio, have short investment horizons, or have unpredictable cash flow needs. Heavy redemptions could hurt a Portfolio's performance and increase transaction costs.
Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities or otherwise to “make a market” in debt securities may also be reduced. These factors, along with an inability to find a ready buyer, may result in decreased liquidity and increased volatility in the fixed income markets.
Risks of Investing in Other Investment Companies — When a Portfolio invests in other investment companies, it will indirectly bear its proportionate share of the fees and expenses incurred by those investment companies. These fees and expenses are in addition to the advisory fees and other expenses that the Portfolio and its shareholders bear directly in connection with the Portfolio’s own operations. As a result, the Portfolio’s shareholders will be subject to two layers of fees and expenses with respect to investments in the Portfolio. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the other investment companies in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the other investment companies invest, and the ability of the Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the other investment companies to meet their respective investment objectives. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular investment company will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the investment company, which will vary. A Portfolio does not control the investments of the other investment companies, which may have different investment objectives and may engage in investment strategies that the Portfolio would not engage in directly. The other investment companies may change their investment objectives or policies without the approval of a Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the investment company at a time and price that is unfavorable to the Portfolio.
Risks Related to Investments in Underlying ETFs — When a Portfolio invests in an Underlying ETF (i.e., operates under a “fund of funds” arrangement), it will indirectly bear its proportionate share of the fees and expenses incurred by the Underlying ETF. These fees and expenses are in addition to the advisory fees and other expenses that the Portfolio and its shareholders bear directly in connection with the Portfolio’s own operations. As a result, the Portfolio’s shareholders will be subject to two layers of fees and expenses with respect to investments in the Portfolio. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect a Portfolio’s performance.
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In addition, a Portfolio’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their respective investment objectives. In addition, because each Underlying ETF is managed independently, the same security may be held by different Underlying ETFs, or may be acquired for one portfolio at a time when another portfolio deems it appropriate to dispose of the security, resulting in higher indirect expenses without accomplishing any net investment result. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying ETF, which will vary. A Portfolio does not control the investments of the Underlying ETFs, which may have different investment objectives and may engage in investment strategies that the Portfolio would not engage in directly. The Underlying ETFs may change their investment objectives or policies without the approval of a Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an Underlying ETF at a time and price that is unfavorable to the Portfolio.
In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that such an Underlying ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an Underlying ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an Underlying ETF’s performance not to match the performance of its index. An Underlying ETF’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the Underlying ETF could result in a greater decline in net asset value than would be the case if the Underlying ETF held all of the securities in the index. To the extent the assets in the Underlying ETF are smaller, these risks will be greater. No ETF fully replicates its index, and an Underlying ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the Underlying ETF manager may not produce the intended results. In addition, an actively managed ETF’s performance will reflect the ETF manager’s ability to make investment decisions that are suited to achieving the ETF’s investment objective.
Moreover, there is the risk that an Underlying ETF may value certain securities at a price higher than the price at which it can sell them. Secondary market trading in shares of Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the Underlying ETFs could be substantially and adversely affected. In addition, because Underlying ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an Underlying ETF may be different from the net asset value of such ETF (i.e., an Underlying ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.
In addition, regulations relating to “fund of funds” arrangements may impact a Portfolio’s or an Underlying ETF’s ability to achieve its investment objective, impact a Portfolio’s or an Underlying ETF’s investment policies or strategies, adversely affect a Portfolio’s or an Underlying ETF’s efficiency in implementing its investment strategies, increase operating costs, and/or adversely affect a Portfolio’s or an Underlying ETF’s performance.
Sector Risk — To the extent a Portfolio invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect that sector, industry, or sub-sector. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events. An individual sector, industry, or sub-sector of the market may be affected by a change in financial condition or other event affecting a single issuer. A Portfolio’s performance could also be affected if the sector, industry, or sub-sector does not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.
Short Position Risk — A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains. Short sales involve greater reliance on an investment adviser’s ability to accurately anticipate the future value of a security or instrument, higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Short sales present a risk of unlimited loss on an individual security basis, particularly in cases where a Portfolio is unable, for whatever reason, to close out its short position, because the Portfolio may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Volatility in the market for equity securities, which has been dramatically increased recently
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for certain stocks, can meaningfully increase the risk of loss associated with short sales. In addition, by investing the proceeds received from selling securities short, a Portfolio could be deemed to be employing a form of leverage, which creates special risks. A Portfolio’s long positions could decline in value at the same time that short positions increase in value, thereby increasing the Portfolio’s overall potential for loss more than it would be without the use of leverage. Market or other factors may prevent a Portfolio from closing out a short position at the most desirable time or at a favorable price. In addition, a lender of securities may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice. If this happens, the Portfolio may have to buy the securities sold short at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss to the Portfolio. When a Portfolio is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, a Portfolio may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit a Portfolio’s ability to pursue other opportunities as they arise.
Special Situations Risk — A Portfolio may seek to benefit from “special situations,” such as acquisitions, mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers, or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or an acquisition, merger, consolidation, bankruptcy, liquidation, reorganization or restructuring proposal sell at a premium to their historic market price immediately prior to the announcement of the transaction. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that a Sub-Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. A Portfolio’s return also could be adversely impacted to the extent that a Sub-Adviser’s strategies fail to identify companies for investment by the Portfolio that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case a Portfolio may lose money. In addition, if a transaction takes a longer time to close than a Sub-Adviser originally anticipated, a Portfolio may realize a lower-than-expected rate of return. In some circumstances, the securities purchased may be illiquid making it difficult for a Portfolio to dispose of them at an advantageous price.
U.S. Government Securities Risk — Although a Portfolio may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Portfolio itself and do not guarantee the market prices of the securities. Securities issued by the U.S. Treasury or other agencies and instrumentalities of the U.S. government may decline in value as a result of, among other things, changes in interest rates, political or other events in the United States, international developments, including strained relations with foreign countries, and changes in the credit rating of, or investor perceptions regarding the creditworthiness of, the U.S. government. Rating services have in the past lowered their long-term sovereign credit rating on the United States. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by the issuer’s right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. Securities not backed by the full faith and credit of the U.S. Treasury involve greater credit risk than investments in other types of U.S. government securities. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. Increases or decreases in the demand for U.S. government securities may occur at any time and may result in increased volatility in the values of those securities. Moreover, high levels of U.S. debt may cause borrowing costs on U.S. debt to rise.
Variable and Floating Rate Securities Risk — The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities, may have restrictions on resale, and may lack an active market, which may make them more difficult to value or sell.
Certain variable and floating rate securities have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”). Such a floor is designed to protect a Portfolio from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the security, and a Portfolio may not benefit from increasing interest rates for a significant period of time. Rates on certain variable rate securities typically reset only periodically.
Volatility Management Risk — The Adviser from time to time may employ various volatility management techniques or make strategic adjustments to a Portfolio’s asset mix (such as by using ETFs to manage equity exposure) in managing certain Portfolios.
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Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when a Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. Volatility is a statistical measure of the magnitude of changes in a portfolio’s returns. A higher volatility level generally indicates higher risk and often results in more frequent and sometimes significant changes in a portfolio’s returns.
The result of a Portfolio’s volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of a Portfolio’s volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all.
The Adviser uses proprietary modeling tools to implement a Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose a Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice.
Moreover, volatility management strategies may expose a Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly.
Any one or more of these factors could prevent a Portfolio from achieving the intended volatility management or could cause a Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in a Portfolio, may result in underperformance by a Portfolio. For example, if a Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. A Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used. In addition, the Adviser and its insurance company affiliates manage or advise other funds and accounts that engage in and compete for transactions in the same types of securities and instruments as a Portfolio. Such transactions could affect the prices and availability of the securities and instruments in which a Portfolio invests, directly or indirectly, and could have an adverse impact on a Portfolio’s performance.
Insurance companies issuing guaranteed benefits on variable annuity and insurance contracts investing in a Portfolio have a financial interest in preserving the value of the Portfolio and reducing its volatility due to their obligations for these guaranteed benefits (the cost of providing these guaranteed benefits is related to several factors, including the performance and volatility of the Portfolio). To the extent a Portfolio is successful in managing the volatility of returns and downside risk, the insurance companies issuing guaranteed benefits on variable annuity and insurance contracts investing in the Portfolio will also benefit from a reduction in their potential investment risk which will reduce their costs of hedging this risk and could reduce their reserve and capital requirements. These financial benefits to the insurance companies could be significant.
When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security a Portfolio commits to purchase will decline in value prior to its delivery. This risk is in addition to the risk that a Portfolio’s other assets will decline in value. Therefore, these transactions can have a leverage-like effect on a Portfolio and increase a Portfolio’s overall investment exposure. There also is the risk that the security will not be issued or that the other party to the transaction will fail to complete the sale or purchase of the security. If this occurs, a Portfolio may lose the opportunity to purchase or sell the security at the agreed upon price and may forgo any gain in the security’s price. These transactions also may cause a Portfolio to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations.
Zero Coupon and Pay-in-Kind Securities Risk — Zero coupon and pay-in-kind securities are debt securities that do not make periodic cash interest payments. Zero coupon securities are issued at a significant discount from their face value. Zero coupon and pay-in-kind securities tend to be subject to greater fluctuations in market value in response to changing interest rates than securities of comparable maturities that pay interest periodically and in cash. Pay-in-kind securities generally carry higher interest rates compared to debt securities that make cash payments of interest to reflect the increased risks associated with the deferral of interest payments. Pay-in-kind securities also generally involve greater credit risk than coupon bonds because a Portfolio receives no cash payments until the maturity date or a specified cash payment date. Even if accounting conditions are met for accruing income payable
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at a future date under a pay-in-kind security, the issuer could still default when the collection date occurs at the maturity of or payment date for the security. If the issuer of a pay-in-kind security defaults, a Portfolio may lose its entire investment. Pay-in-kind securities also may be difficult to value accurately because they involve ongoing judgments about the collectability of the deferred payments and the value of any associated collateral.
In addition, current federal income tax law requires the holder of a zero coupon security or certain pay-in-kind securities to accrue income with respect to these securities on a current basis, even though it does not receive that income currently in cash. To maintain its qualification as a regulated investment company under the Internal Revenue Code and avoid federal tax liability at the entity (Portfolio) level, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
General Investment Risks
Each Portfolio is subject to the following general risks. The risks, which are described in alphabetical order and not in order of perceived importance or potential exposure, can negatively affect a Portfolio’s performance.
Artificial Intelligence Risk — The risks of increased use of artificial intelligence (“AI”) technologies, including machine learning models and generative AI, include data risk, transparency risk, and operational risk. The use of AI technologies by a Portfolio’s service providers or the issuers in which a Portfolio invests generally requires the collection and processing of substantial amounts of data, which can include proprietary information that may be a high potential target for cybersecurity attacks. AI technologies also may incorporate biased or inaccurate data, and it is not possible or practicable to incorporate all relevant data into such technologies. The output or results of any such AI technologies may therefore be incomplete, inaccurate, distorted or misleading. Further, AI tools may lack transparency as to how data is utilized and how outputs are generated. AI technologies also may allow the unintended introduction of vulnerabilities into infrastructures and applications. The use of AI technologies also relies on a number of different service providers, which increases operational and cybersecurity risks. The use of AI technologies introduces numerous potential challenges and could lead to reputational harm, competitive disadvantages, legal liability, disruptions to business operations, operational errors and investment losses by users of AI technologies, all of which could impact a Portfolio. The actual usage of AI technologies by a Portfolio’s service providers or the issuers in which a Portfolio invests will vary. AI technologies and their current and potential future applications, as well as the regulatory frameworks within which they operate, continue to evolve rapidly, and it is impossible to anticipate the full extent of future AI capabilities or regulations and the associated risks to a Portfolio.
Asset Class Risk — A Portfolio is subject to the risk that the returns from the asset classes, or types of securities, in which it invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.
Cybersecurity and Operational Risk — A Portfolio and its service providers, and shareholders’ ability to transact with a Portfolio, may be negatively impacted due to operational risks arising from, among other things, human errors, processing errors, communication errors, counterparty and third-party disruptions or errors, systems and technology disruptions or failures, cybersecurity incidents, or the use of or integration of artificial intelligence (“AI”) technologies. Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data, or proprietary information, or cause a Portfolio or its service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational functionality, including the ability to perform critical functions. Cybersecurity incidents can result from deliberate attacks (e.g., malicious software coding, ransomware, or “hacking”) or unintentional events (e.g., inadvertent release of confidential information, including by a Portfolio or its service providers). Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. Technology is continuously changing, and new ways to carry out cybersecurity attacks continue to develop. AI technologies have enhanced the ability of threat actors to amplify the potency, scale, and speed of deliberate cybersecurity attacks. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Power outages, natural disasters, and equipment malfunctions that threaten information and technology systems relied upon by a Portfolio or its service providers, as well as market events that occur at a pace that overloads these systems, may also disrupt business operations or impact critical data. Any of these results could have a substantial adverse impact on a Portfolio and its shareholders.
The occurrence of any of these problems could result in a loss of information, the inability to process Portfolio transactions or calculate a Portfolio’s net asset value, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance costs or other consequences, any of which could have a material adverse effect on a Portfolio or its shareholders. The Adviser, through its monitoring and oversight of Portfolio service providers, seeks to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, given the continuously evolving nature of this threat, it is not possible for the Adviser or other Portfolio service providers to identify all of the cybersecurity or other
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operational risks that may affect a Portfolio or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Among other situations, disruptions (for example, pandemics or health crises) or other developments that cause prolonged periods of remote work or significant employee absences at a Portfolio’s service providers could impact the ability to conduct the Portfolio’s operations. A Portfolio may incur substantial costs to prevent or address cybersecurity incidents. There also is a chance that a cybersecurity incident may not be detected.
Most issuers in which a Portfolio invests are heavily dependent on computers for data storage and operations and require ready access to the internet to conduct their businesses. Thus, cybersecurity incidents could also affect issuers of securities in which a Portfolio invests, which could result in material adverse consequences for such issuers and may cause the Portfolio’s investments in the securities of such issuers to lose value.
Furthermore, the use of AI technologies by a Portfolio’s service providers or the issuers in which a Portfolio invests generally requires the collection and processing of substantial amounts of data, which can include proprietary information that may be a high potential target for cybersecurity attacks. The use of AI technologies also relies on a number of different service providers, which increases operational and cybersecurity risks.
Insurance Fund Risk — The Portfolios are available through Contracts offered by insurance company affiliates of the Adviser, and the Portfolios may be used to fund all or a portion of certain benefits and guarantees available under the Contracts. To the extent the assets in a Portfolio are insufficient to fund those benefits and guarantees, the Adviser’s insurance company affiliates might otherwise be obligated to fulfill them out of their own resources. The Adviser is subject to conflicts of interest in connection with providing advice to, or developing strategies and modeling tools used to manage, a Portfolio (e.g., with respect to the allocation of assets between passively and actively managed portions of a Portfolio and the development and implementation of the modeling tools used to manage a Portfolio). The performance of a Portfolio could impact the obligations and financial exposure of the Adviser’s insurance company affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option, and the ability of an insurance company affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser’s investment decisions and the design of the Portfolios (including the Adviser’s decisions to implement or not to implement certain changes to the Portfolios) could be influenced by these factors. For example, the Portfolios or modeling tools and strategies may be managed or designed (or changed) in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits to the Adviser’s insurance company affiliates could be material. The performance of a Portfolio also could adversely impact the value of Contracts that offer the Portfolio as an investment option and could suppress the value of the benefits and guarantees offered under a Contract. Please refer to your Contract prospectus for more information about any benefits and guarantees offered under the Contract.
Issuer-Specific Risk — The value of an individual security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of, and/or the return generated by, its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; poor succession planning; loss of major customers; changes in technology; investigations or other controversies related to the issuer; strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives; fraudulent disclosures; and the historical and prospective earnings of the issuer and the value of its assets. Certain unanticipated events, such as litigation or natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities. A change in the financial condition of (or other event affecting) a single issuer may affect securities markets as a whole.
Recent Market Conditions Risk — U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Global economies and financial markets are highly interconnected, which increases the likelihood that conditions in one country or region will adversely impact issuers in a different country or region.
Tensions, war, or other open conflicts, such as among the United States, Israel and Iran, between Russia and Ukraine, otherwise in the Middle East, and in eastern Asia, have had, and could continue to have, severe adverse effects on national, regional and global economies and have contributed to increased volatility and uncertainty in the financial markets. The responses to such conflicts, such as military and/or economic retaliation by the countries directly involved and other countries, create the potential for escalation and wider conflict. The extent and duration of ongoing military actions or hostilities and the repercussions of such events, including the potential for cyber warfare, remain highly uncertain and are impossible to predict. These events have resulted in, and could continue to result in, significant market disruptions, including severe volatility in the oil and natural gas markets and potentially in
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other industries and sectors, and could further strain global supply chains, negatively affect inflation and global growth, and intensify regional or global instability. The resulting adverse market and geopolitical conditions could be prolonged. These and any related events could significantly impact a Portfolio’s performance and the value of an investment in a Portfolio, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected. In addition, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If China were to attempt unification of Taiwan by coercion or force, which it has threatened to do, economies, markets and individual securities may be severely affected both regionally and globally.
The Fed and certain foreign central banks have been lowering interest rates, though economic, political or other factors could lead to the Fed or foreign central banks stopping or reversing such changes. It is difficult to predict accurately the various economic and political factors that influence the pace at which interest rates might change, the timing, frequency, magnitude or direction of further interest rate changes, or when such changes might stop or reverse course. The evaluation of macro-economic and other conditions or events could cause a change in approach (including interest rate hikes) in the future. It also is difficult to predict the impact that further interest rate changes could have on the markets in which a Portfolio invests, and fixed-income and related markets may continue to experience heightened levels of interest rate and price volatility. Inflation risk is the uncertainty over the future real value (after inflation) of an investment. A Portfolio’s investments may not keep pace with inflation, and the value of an investment in a Portfolio may be eroded over time by inflation. Changes in government or central bank policies, including changes in federal tax policy or changes in the implementation of specific policy goals, could negatively affect the value and liquidity of a Portfolio’s investments and cause it to lose money.
Geopolitical events and crises, as well as the Fed’s or foreign central banks’ actions, may result in an economic slowdown in the United States and abroad. An economic slowdown may negatively affect national and global economies, as well as national and global securities and commodities markets, and may continue for an extended period of time and have unforeseen impacts. Any deterioration in economic fundamentals may increase the risk of default or insolvency of particular issuers, negatively impact market values, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets, or decrease confidence in the markets. High public debt levels in the United States and other countries could limit governments’ abilities to respond to weaker economic growth.
Slowing global economic growth, persistent or resurgent inflation, the rise in protectionist trade policies (including the imposition or threat of tariffs and other trade barriers and retaliatory countermeasures), and changes to some major international trade agreements could affect the economies of many countries (including the United States) in ways that cannot necessarily be foreseen at the present time. The current geopolitical environment has intensified concerns about a global trade war. The United States has developed increasingly strained relations with a number of foreign countries, including major U.S. trading partners. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. For example, the United States has imposed or threatened to impose tariffs and other trade barriers on imports of certain categories of goods from Canada, Mexico, and European countries. The United States also has imposed tariffs and other trade barriers on imports of certain categories of goods from China, has restricted exports of certain categories of goods to China, and has established barriers to investments in China. These countries have imposed or threatened to impose retaliatory tariffs on U.S. goods. If relations between the United States and these and other foreign countries do not improve or continue to deteriorate, markets and individual securities may be severely affected both regionally and globally, and the value of a Portfolio’s investments may go down. In addition, restrictions on immigration could significantly disrupt labor markets and supply chains, creating risks to growth. Moreover, a combination of persistent or resurgent inflation and slow or declining growth can be a challenging economic scenario for policymakers to address because traditional monetary and fiscal policies may not be effective in addressing both issues simultaneously.
Advancements in technology could adversely impact market movements and liquidity and could affect the overall performance of a Portfolio. For example, the advanced development and the regulation of artificial intelligence (“AI”) could lead to faster and more efficient markets, but also to higher trading volumes and greater volatility in times of market stress. Because AI has the potential to drive significant changes in how businesses and governments provide goods and services, it also could affect economic growth. AI’s role in increasing automation raises concerns about job displacement and could lead to economic and social disruptions. As AI is used more widely, which could occur relatively rapidly, the profitability and growth of certain issuers and industries could be adversely impacted in ways that cannot be foreseen at the present time and could adversely impact issuer and market performance. Furthermore, growth in the stock prices of a small group of “mega cap” companies in the information technology sector, many of which are investing heavily in AI research, development and infrastructure, has been the primary driver of broad stock market gains in recent years. These companies are often referred to as the “Magnificent Seven” (Alphabet, Amazon, Apple, Meta, Microsoft, Nvidia and Tesla). Significant downturns in the information technology sector could rapidly lead to widespread market weakness. In addition, there are concerns that the rapid rise in these companies’ public bond issuances to finance AI investments could strain the U.S. corporate bond market. A Portfolio’s holdings and its overall performance could be negatively impacted by any of these factors.
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Recent and potential future bank failures could result in disruption to the broader banking system or markets generally and could decrease investor and consumer confidence in financial institutions, the broader banking system, and the economy as a whole, which may also heighten market volatility and reduce liquidity.
High public debt and deficits in the United States and other countries create ongoing systemic and market risks and policymaking uncertainty. Economic, political and other developments may result in a further increase in the amount of public debt, including in the United States. The long-term consequences of high public debt are not known, but high levels of public debt may negatively affect economic conditions and the values of markets, sectors and companies in which a Portfolio invests.
Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, disagreements over budget, spending and deficit reduction plans, disagreements over government funding, a U.S. government shutdown (or the threat of such a shutdown), disagreements over, or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”), and litigation related to these or other events, as well as political and diplomatic events abroad, may affect the regulatory landscape and investor and consumer confidence and behavior and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Portfolios’ investments.
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy and have material adverse impacts on a Portfolio. Public health crises caused by outbreaks of infectious diseases or other public health issues may disrupt market conditions and operations and economies around the world, exacerbate other pre-existing economic, political, and social tensions and risks, and negatively affect market performance and the value of investments in individual companies in significant and unforeseen ways. The impact of any outbreak may last for an extended period of time. For example, the impact of the coronavirus disease (COVID-19) pandemic caused significant volatility and severe losses in global financial markets. Other outbreaks of infectious diseases or other public health issues that may arise in the future may have similar or worse effects.
In addition, global climate change may have a significant adverse effect on property and security values. A rise in sea levels, changes in weather patterns, an increase in powerful storms and/or an increase in flooding could cause real estate properties to lose value or become unmarketable altogether. Properties in affected zones may never recover their value. Large wildfires have devastated, and in the future may devastate, entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. Regulatory changes and divestment movements in the United States and abroad tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. Losses related to climate change could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by affected properties, and insurers of the properties and/or of corporate, municipal or mortgage-backed securities. Because property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.
All of these risks may have a material adverse effect on the performance and financial condition of the companies and other issuers in which a Portfolio invests and on the overall performance of a Portfolio.
Regulatory Risk — Each Portfolio is subject to extensive laws and regulations that govern its operations. Each Portfolio is subject to regulation by the Securities and Exchange Commission (“SEC”) and is also subject to regulations imposed by other governmental regulatory authorities and self-regulatory organizations. Similarly, the businesses and other issuers of the securities and other instruments in which a Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. Extensive regulation or a change in existing laws or regulations (including lack of adequate regulations) may have unpredictable and unintended effects and may materially impact a Portfolio, security, business, sector or market. For example, extensive regulation or a change in existing laws or regulations made by the government or a regulatory body may limit or preclude a Portfolio’s ability to achieve its investment objective, impact a Portfolio’s investment policies or strategies, adversely affect a Portfolio’s efficiency in implementing its investment strategies, and/or reduce the attractiveness or increase the cost of an investment, which may, in turn, adversely affect a Portfolio’s performance. A Portfolio also may incur additional costs, which may be substantial, to comply with new requirements as well as to monitor for compliance with new requirements going forward. A Portfolio also may be adversely affected by changes in the interpretation or enforcement of existing laws or regulations. Changes in laws or regulations also may impair the operation of the U.S. or other securities markets.
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Risk Management — The actual risk exposure taken by a Portfolio in its investment program will vary over time, depending on various factors including the Adviser’s and Sub-Advisers’ evaluation of issuer, political, regulatory, market, or economic developments. The Adviser and Sub-Advisers undertake certain analyses with the intention of identifying particular types of risks and reducing a Portfolio’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate a Portfolio’s exposure to such events; at best, it can only reduce the possibility that the Portfolio will be affected by adverse events, and especially those risks that are not intrinsic to the Portfolio’s investment program. While the prospectus describes material risk factors associated with a Portfolio’s investment program, there is no assurance that as a particular situation unfolds in the markets, the Adviser or Sub-Advisers will identify all of the risks that might affect the Portfolio, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Portfolio’s exposure to them. A Portfolio could experience losses if judgments about risk prove to be incorrect. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.
Valuation Risk — The price at which a Portfolio sells any particular investment may differ from the Portfolio’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require a Portfolio to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. An investment’s valuation may differ depending on the method used for determining value. Investors who purchase or redeem Portfolio shares on days when the Portfolio is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Portfolio had not held fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain futures and fixed income securities, and currencies may be materially affected by events after the close of the markets on which they are traded but before a Portfolio determines its net asset value. The value of a Portfolio’s investments may change on days or during time periods when investors are not able to purchase or sell Portfolio shares. A Portfolio uses pricing services to provide values for certain securities, and there is no assurance that a Portfolio will be able to sell an investment at the price provided by such pricing services. Different pricing services use different valuation methodologies, potentially resulting in different values for the same investments. As a result, if a Portfolio were to change pricing services, or if a pricing service were to change its valuation methodology, the value of the Portfolio’s investments could be impacted. A Portfolio’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Additional Information about Risks
Additional information that may be associated with a Portfolio’s principal risks but that may not be principal to a Portfolio’s investment strategies follows. The risks, which are described in alphabetical order and not in order of perceived importance or potential exposure, can negatively affect a Portfolio’s performance.
Banking Industry Risk — To the extent a Portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory or other developments relating to the banking industry may affect its investment. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.
Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and could decrease investor and consumer confidence in financial institutions and the broader banking industry.
Concentration Risk — If an Underlying ETF concentrates, or invests a higher percentage of its assets, in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, that Underlying ETF may be adversely affected by the performance of those securities, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political or regulatory occurrences or other events affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Financial Services Sector Risk — The value of securities issued by companies in the financial services sector may be adversely affected by, among other factors, the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The financial services sector is also a target for cyberattacks. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector. Increased risk-taking by financial services companies may result in greater overall risk in the global
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financial sector. Any of these factors could result in a material adverse impact on a Portfolio’s holdings and the performance of a Portfolio. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.
Infrastructure Sector Risk — Companies in the infrastructure sector may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, the effects of natural disasters, and other factors. Infrastructure companies may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations. There is also the risk that corruption may negatively affect publicly funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns.
Infrastructure issuers can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products. In addition, infrastructure companies may be adversely affected by government regulation or world events (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social or labor unrest, or violence) in the regions in which the companies operate. Infrastructure companies may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. In addition, the failure of an infrastructure company to carry adequate insurance or to operate its assets appropriately could lead to significant losses. Infrastructure companies may be adversely affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes, fires and terrorist acts. Infrastructure-related securities may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity. Any of these factors could result in a material adverse impact on a Portfolio’s holdings and the performance of a Portfolio. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.
Initial Public Offering (“IPO”) Risk — Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Prior to an IPO, there is no public market for an issuer’s securities, and there can be no assurance that an active trading market will develop or be sustained following the IPO. In addition, the prices of securities sold in IPOs may be highly volatile. Therefore, a Portfolio may hold IPO shares for a very short period of time. At times, a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, if, for example, only a small portion of the securities being offered in an IPO are made available to the Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of portfolios to which IPO securities are allocated increases, the number of securities allocated to any one portfolio may decrease. To the extent a Portfolio with a small asset base invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. The impact of IPOs on such a Portfolio's performance will likely decrease as the Portfolio's asset size increases, which could reduce the Portfolio's returns. There is no guarantee that as such a Portfolio's assets grow it will continue to experience substantially similar performance by investing in profitable IPOs.
Listed Private Equity Company Risk — Listed private equity companies include publicly traded vehicles whose purpose is to invest in privately held companies. Generally, little public information exists for privately held companies, and there is a risk that investors may not be able to make a fully informed investment decision. Investing in less mature privately held companies involves greater risk than investing in well-established, publicly-traded companies.
Multiple Sub-Adviser Risk — The Adviser may allocate a Portfolio’s assets among multiple Sub-Advisers, each of which is responsible for investing its allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect a Portfolio’s performance. In addition, because each Sub-Adviser manages its allocated portion of a Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Portfolio’s holdings. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate for its allocated portion of the Portfolio when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. The Sub-Advisers’ investment convictions also may result in a Portfolio investing more significantly in a single issuer, making the Portfolio more susceptible to events affecting that issuer. Because each Sub-Adviser directs the trading for its own portion of a Portfolio and does not aggregate its transactions with those of the other Sub-Adviser(s), the Portfolio may incur higher brokerage costs than would
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be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s or its affiliates’ revenues and profits.
If the Adviser hires, terminates or replaces a Sub-Adviser to a Portfolio or adjusts the asset allocation among Sub-Advisers to a Portfolio, the Portfolio may experience a period of transition during which the securities held in the Portfolio may be repositioned in connection with the change in Sub-Advisers. A Portfolio may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the changes.
Repurchase Agreements Risk — Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a Portfolio would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. A Portfolio’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Portfolio could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.
Securities Lending Risk — Securities lending exposes a Portfolio to counterparty risk, market risk on the loaned securities, and reinvestment risk on the cash collateral. A Portfolio may lend its portfolio securities to brokers, dealers, other financial institutions and other eligible persons in order to earn additional income on those securities. Generally, any such loan of portfolio securities will be contractually required to be continuously secured by collateral in the form of cash or U.S. government or agency securities with a value at least equal to the value of the securities loaned. A Portfolio may reinvest cash collateral in short-term, highly liquid investments, such as money market funds and repurchase agreements (including for purchases of securities that may be loaned). A Portfolio could lose money on its investment of cash collateral if the assets in which cash collateral is reinvested do not perform as well as the original loaned securities. Because cash collateral received by a Portfolio in securities lending transactions may be invested in money market funds, the investment return on cash collateral so invested by a Portfolio may be affected by investment advisory fees, administrative fees, service fees and other fees that are indirectly borne by the Portfolio, which would be in addition to the fees the Portfolio pays its service providers. Securities lending is a form of leverage, which may magnify both gains and losses. The risks of lending portfolio securities, as with other extensions of secured credit, also consist of possible delay in receiving additional collateral (to cover an increase in the market value of the loaned securities or a decrease in the value of any securities collateral) or in the recovery of the loaned securities or possible loss of rights in the collateral should the borrower fail financially. There is a risk that a borrower may default on its obligations to return loaned securities, which may result in a loss to a Portfolio. Securities loans are subject to termination by a Portfolio as lender or by the borrower at any time. If a Portfolio terminates a securities loan, it will forego any income on the loan after the termination. In addition, securities on loan may not be voted by a Portfolio, and there is a risk that a Portfolio may not be able to recall loaned securities in sufficient time to vote on material proxy matters. In addition, a Portfolio typically pays lending fees to the party that serves as the securities lending agent for the Portfolio and arranges loans under the securities lending program.
Structured Securities Risk — Because structured securities of the type in which a Portfolio may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. A Portfolio may invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Portfolio’s investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.
Sub-Adviser Selection Risk — A Portfolio is subject to the risk that the Adviser’s process for selecting or replacing a Sub-Adviser and its decision to select or replace a Sub-Adviser does not produce the intended results.
In addition, the Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. If the Adviser is affiliated with a Sub-Adviser, the Adviser will benefit not only from the net advisory fee the Adviser retains, but also from the sub-advisory fees paid by the Adviser to the affiliated Sub-Adviser. Since the Adviser pays fees to the Sub-Advisers from the advisory fees that it earns from the Portfolios, any increase or decrease in the sub-advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the advisory fees retained by the Adviser. The Adviser or its affiliates also have distribution relationships with certain Sub-Advisers or their affiliates
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under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its affiliates, which could financially benefit the Adviser and its affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another. In addition, the Adviser’s and/or its affiliates’ other existing or potential business relationships, including with Sub-Advisers and/or their affiliates, or other financial or personal relationships, could influence the Adviser’s selection and retention or termination of Sub-Advisers. When recommending the appointment or continued service of a Sub-Adviser, the Adviser relies primarily on the qualitative and quantitative factors described in detail in the Prospectus.
Tax Risk — A Portfolio is subject to the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes and commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Portfolio’s taxable income or gains and distributions.
Technology Sector Risk — The value of the shares of a Portfolio that invests primarily in technology companies is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technologies evolve, large and rapid price movements resulting from competition, rapid obsolescence of products and services, short product cycles, and disruptions to supply chains and distribution networks. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources. Technology companies also may be adversely affected by actual or perceived security vulnerabilities or other defects in their products and services, which may result in lawsuits, government enforcement actions, and remediation costs. Any of these factors could result in a material adverse impact on a Portfolio’s holdings and the performance of a Portfolio. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.
Unseasoned Companies Risk — Unseasoned companies are companies that have been in operation for less than three years, including operations of any predecessors. These securities may have limited liquidity, and their prices may be very volatile.
Utilities Sector Risk — The utilities sector in general is subject to significant governmental regulation and review, which may result in limitations or delays with regard to changes in the rates that companies in this sector charge their customers. Other risk factors that may affect utility companies include the risk of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and safety regulations; the potential impact of natural or man-made disasters; difficulties in obtaining natural gas or other key inputs; competitive pressures; risks related to the construction and operation of power plants; the effects of energy conservation; and the effects of legislative or regulatory changes. Any of these factors could result in a material adverse impact on a Portfolio’s holdings and the performance of a Portfolio. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.
Benchmarks and other indexes
The performance of each Portfolio that has annual returns for at least one calendar year, as shown in the section “About the Portfolios — Investments, Risks, and Performance”, is compared to that of a broad-based securities market index and may also be compared to that of one or more additional securities market indexes, including a blended (or composite) index. Each Portfolio’s annualized rates of return are net of: (i) its advisory fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.
A Portfolio’s investment performance will change over time with the value of its underlying investments, and recent performance may differ significantly from performance for the time periods shown in this Prospectus.
Securities market indexes are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Securities market indexes are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a securities market index.
In addition, as discussed in this Prospectus, certain Portfolios (or portions thereof) seek to track the total return performance (before fees and expenses) of a particular index. The following provides additional information about these indexes, as well.
Bloomberg U.S. Aggregate Bond Index covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market of securities. The index includes bonds from the Treasury, government-related and corporate securities, agency fixed rate and hybrid adjustable mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities.
Bloomberg U.S. Credit Corporate 5-10 Year Index is an unmanaged index that includes U.S. dollar-denominated, investment-grade, fixed rate, taxable securities issued by industrial, utility and financial companies, with maturities between 5 and 10 years.
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Bloomberg U.S. Convertible Liquid Bond Index is designed to represent the market of U.S. convertible securities. The Index may include investment grade, below investment grade and unrated securities.
ICE BofA U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. It is capitalization-weighted.
ICE BofA U.S. 3-Month Treasury Bill Index measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.
FTSE EPRA/NAREIT Developed Index is designed to measure the performance of listed real estate companies and REITs worldwide.
Morgan Stanley Capital International (MSCI) KLD 400 Social Index is a capitalization weighted index of 400 US securities that provides exposure to companies with outstanding Environmental, Social and Governance (ESG) ratings and excludes companies whose products have negative social or environmental impacts.
Morgan Stanley Capital International (MSCI) EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.
Morgan Stanley Capital International (MSCI) World (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consists of 23 developed market country indexes.
Morgan Stanley Capital International (MSCI) World Commodity Producers (Net) Index is a free float-adjusted market capitalization weighted index designed to reflect the performance of listed commodity producers across three industry (or sub-industry) categories as defined by the Global Industry Classification Standard (GICS®): energy, metals and agriculture.
Russell 1000® Index measures the performance of approximately 1,000 of the largest companies in the Russell 3000® Index, and represents approximately 92% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.
Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.
Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.
Russell 2000® Index measures the performance of approximately 2000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.
Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.
Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is market-capitalization weighted.
Russell Microcap® Index measures the performance of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap, which represents less than 3% of the U.S. equity market. It is market-capitalization weighted.
Standard & Poor’s Long-Only Merger Arbitrage Index seeks to model a risk arbitrage strategy that exploits commonly observed price changes associated with mergers. The index is comprised of a maximum of 40 large and liquid stocks that are active targets in pending merger deals.
Standard & Poor’s 500® Index (“S&P 500® Index”) is a weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.
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Standard & Poor’s MidCap 400® Index (“S&P MidCap 400® Index” or “S&P 400 Index”) is a weighted index of 400 domestic companies chosen for market size, liquidity, and industry group representation. The index captures approximately 7% of the U.S. equities market. The index returns reflect the reinvestment of dividends.
1290 VT Moderate Growth Allocation Index† is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg U.S. Credit Corporate 5-10 Year Index at a weighting of 40%, the MSCI EAFE® Index at a weighting of 18%, the S&P MidCap 400® Index at a weighting of 5%, the S&P 500® Index at a weighting of 35% and the Russell 2000® Index at a weighting of 2%.
†
“Blended” performance numbers assume a static mix of the indexes. The Adviser believes that these indexes reflect more closely the market sectors in which the Portfolio invests.
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4. Management of the Trust
The Trust
The Trust is organized as a Delaware statutory trust and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among one hundred nine (109) Portfolios, ten (10) of which are authorized to issue Class IA, Class IB and Class K shares, seventy-seven (77) of which are authorized to issue Class IB and Class K shares, eighteen (18) of which are authorized to issue Class IB shares, and four (4) of which are authorized to issue Class K shares. This Prospectus describes the Class IB and Class K shares of thirteen (13) Portfolios and the Class IB shares of one (1) Portfolio. Each Portfolio has its own investment objective, investment strategies and risks, which have been previously described in this Prospectus.
The Trust’s Board of Trustees oversees generally the operations of the Portfolios. The Trust enters into contractual arrangements with various parties, including among others, the Adviser, Administrator, Sub-Advisers, custodian, and accountants, who provide services to the Portfolios. Shareholders are not parties to any such contractual arrangements and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Portfolios that you should consider in determining whether to purchase Portfolio shares. Neither this Prospectus nor the Statement of Additional Information is intended, or should be read, to be or create an agreement or contract between the Trust or a Portfolio and any shareholder, or to create any right in any shareholder or other person other than any rights under federal or state law that may not be waived.
The Adviser
Equitable Investment Management Group, LLC (“EIM” or “Adviser”), 1345 Avenue of the Americas, New York, New York 10105, is the Adviser to each Portfolio. EIM is a wholly-owned subsidiary of Equitable Financial Life Insurance Company (“Equitable Financial”). Equitable Financial is a wholly-owned subsidiary of Equitable Holdings, Inc. (“Equitable Holdings”), which is a publicly-owned company. On March 26, 2026, Equitable Holdings and Corebridge Financial, Inc. (“Corebridge”) announced that they have entered into a definitive agreement to merge (the “Transaction”). The Transaction is expected to close by the end of 2026, subject to customary closing conditions, including the receipt of requisite regulatory approvals and approval of the shareholders of both Equitable Holdings and Corebridge. Under the Investment Company Act of 1940, as amended (the “1940 Act”), an investment advisory agreement between a registered investment company, such as the Trust, and its investment adviser must include a provision providing for its automatic termination upon its “assignment” (as defined in the 1940 Act). The closing of the Transaction will be deemed to cause an “assignment” of the Investment Advisory Agreement between the Trust, on behalf of each Portfolio, and EIM. As a result, the closing of the Transaction will cause the Investment Advisory Agreement to terminate automatically in accordance with its terms. It is anticipated that, prior to the closing of the Transaction, the Trust’s Board of Trustees will consider a new investment advisory agreement between the Trust, on behalf of each Portfolio, and EIM. If approved by the Board, the new investment advisory agreement will be presented to the Portfolios’ shareholders for approval, and, if approved by shareholders, it will take effect upon the closing of the Transaction.
EIM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. EIM also is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended; however, EIM currently claims an exclusion (under CFTC Rule 4.5) from registration as a CPO with respect to the Portfolios offered by this Prospectus. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. EIM serves as the investment adviser to mutual funds and other pooled investment vehicles. As of December 31, 2025, EIM and its advisory affiliate Equitable Investment Management, LLC had approximately $128.7 billion in total assets under management. The Trust is part of a fund complex that includes the 1290 Funds, for which Equitable Investment Management, LLC serves as investment adviser.
The Adviser provides or oversees the provision of all investment advisory, portfolio management and administrative services to the Portfolios. The Adviser has supervisory responsibility for the management and investment of each Portfolio’s assets and develops the investment objectives and investment policies for the Portfolios. The Adviser also has full discretion to make all determinations with respect to the investment of a Portfolio’s assets. As further discussed below, with respect to each sub-advised Portfolio, the Adviser’s management responsibilities include the selection and monitoring of Sub-Advisers.
With respect to the 1290 VT Small Cap Value Portfolio, 1290 VT Micro Cap Portfolio and 1290 VT High Yield Bond Portfolio, in addition to its managerial responsibilities, the Adviser is responsible for determining the allocation of assets between actively and passively
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managed portions of the Portfolios, developing and overseeing the proprietary research model used to manage the portions of the Portfolios, and ensuring that asset allocations are consistent with the guidelines that have been approved by the Trust’s Board of Trustees. With respect to the 1290 VT High Yield Bond Portfolio, the Adviser also is responsible for advising the ETF Allocated Portion of the Portfolio (including selecting ETFs in which the Portfolio invests).
With respect to the 1290 VT Moderate Growth Allocation Portfolio, in addition to its managerial responsibilities, the Adviser is responsible for determining the strategic asset allocation for the Portfolio and the selection of Underlying ETFs in which the Portfolio invests. The Adviser will make these determinations and engage in periodic rebalancing of the Portfolio’s investments.
With respect to the 1290 VT Multi-Alternative Strategies Portfolio, in addition to its managerial responsibilities, the Adviser is responsible for determining the asset allocation for the Portfolio and will periodically establish specific percentage targets for each asset category and strategy in which the Portfolio invests. In addition, the Adviser will identify the specific Underlying ETFs to be held by the Portfolio.
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.
The Adviser selects Sub-Advisers to manage a Portfolio’s assets by utilizing a due diligence process covering a number of key factors which include, but are not limited to, the Sub-Adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other Sub-Advisers, if any, retained for other allocated portions of the Portfolio. The Adviser also considers the Sub-Adviser’s portfolio management policies, trading practices, procedures for the valuation of portfolio securities, business continuity planning, conflicts of interest, procedures for safeguarding client information, cybersecurity, regulatory and legal issues, and staffing and resources.
The Adviser plays an active role in monitoring each Portfolio and Sub-Adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Adviser also monitors each Sub-Adviser’s portfolio management team to determine whether its investment activities remain consistent with a Portfolio’s investment style and objectives. Beyond performance analysis, the Adviser monitors significant changes that may impact a Sub-Adviser’s overall business and changes in investment personnel and senior management. The Adviser conducts ongoing investment reviews with each Sub-Adviser and performs comprehensive due diligence reviews with each Sub-Adviser no less frequently than annually. While the Adviser seeks to obtain information to monitor Sub-Advisers, it is dependent on the availability of timely, complete and accurate data from the Sub-Advisers and other service providers, the timeliness, completeness and accuracy of which is not under the Adviser's control.
The Adviser seeks to obtain information concerning Portfolio and Sub-Adviser performance and Portfolio operations that is used to supervise and monitor the Sub-Advisers and Portfolio operations. The Adviser has a team responsible for conducting ongoing investment reviews with each Sub-Adviser and for developing the criteria by which performance is measured.
The Adviser selects Sub-Advisers from a pool of candidates, including its affiliates, to manage a Portfolio (or portion thereof). The Adviser may hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Trust’s Board of Trustees. The Adviser also may allocate a Portfolio’s assets to additional Sub-Advisers subject to the approval of the Trust’s Board of Trustees and has discretion to allocate a Portfolio’s assets among its current Sub-Advisers. The Adviser recommends Sub-Advisers for a Portfolio to the Trust’s Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Sub-Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Adviser does not expect to recommend frequent changes of Sub-Advisers.
If the Adviser hires, terminates or replaces a Sub-Adviser to a Portfolio (or portion thereof) or adjusts the asset allocation among Sub-Advisers to a Portfolio, the affected Portfolio may experience a period of transition during which the securities held in the Portfolio may be repositioned in connection with the change in Sub-Adviser. A Portfolio may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the change. Generally, transitions may be implemented before or after the effective date of a new Sub-Adviser’s appointment as a sub-adviser to a Portfolio, and may be completed in several days to several weeks, depending on the particular circumstances of the transition. In addition, the past performance of a Portfolio is not an indication of future performance. This may be particularly true for any Portfolio that has undergone Sub-Adviser changes and/or changes to its investment objective or policies.
The Adviser’s investment personnel are primarily responsible for (i) selecting, monitoring and overseeing a Portfolio’s Sub-Adviser(s); (ii) determining the allocation of assets between the actively and passively managed portions of and developing and overseeing the proprietary research model used to manage the portions of the 1290 VT Small Cap Value Portfolio, 1290 VT Micro Cap Portfolio and 1290 VT High Yield Bond Portfolio, and ensuring that asset allocations are consistent with the guidelines that have been approved by the Trust’s Board of Trustees; (iii) managing the ETF Allocated Portion of and the models used to manage the ETF Allocated Portion
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of the 1290 VT High Yield Bond Portfolio; and (iv) the day-to-day management of the 1290 VT Moderate Growth Allocation Portfolio and 1290 VT Multi-Alternative Strategies Portfolio.
Kenneth T. Kozlowski, CFP®, CLU, ChFC  has served as Executive Vice President and Chief Investment Officer of the Adviser since 2012. He has been an employee of Equitable Financial since 1999.
Xavier Poutas, CFA®  has served as an Assistant Portfolio Manager of the Adviser since 2011 and as a Vice President of the Adviser since 2016. He has been an employee of Equitable Financial since 2002.
Miao Hu, CFA®  has served as an Assistant Portfolio Manager and Vice President of the Adviser since 2016 and as Director of Portfolio Analytics of the Adviser since 2014. She has been an employee of Equitable Financial since 2013.
Kevin McCarthy  has served as an Assistant Portfolio Manager of the Adviser since 2018 and as a Vice President of the Adviser since 2022. He has been an employee of Equitable Financial since 2015.
Information about the portfolio managers’ compensation, other accounts they manage and their ownership of shares of the Portfolios is available in the Trust’s SAI.
The Adviser has been granted relief from the SEC that permits the Adviser, subject to the approval of the Trust's Board of Trustees, to hire, terminate and replace Sub-Advisers and to amend the sub-advisory agreements between the Adviser and the Sub-Advisers without obtaining shareholder approval. If a new Sub-Adviser is retained for a Portfolio, shareholders will receive notice of such action. However, the Adviser may not enter into a sub-advisory agreement on behalf of a Portfolio with an “affiliated person” of the Adviser (as that term is defined in the 1940 Act) (“Affiliated Sub-Adviser”), such as AllianceBernstein L.P., unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation, is also approved by the affected Portfolio's shareholders. The relief does not extend to any increase in the advisory fee paid by a Portfolio to the Adviser; any such increase would be subject to the approval of the affected Portfolio's shareholders.
The Sub-Advisers
Certain Portfolios' investments are selected by one or more Sub-Advisers, which act independently of one another. The following describes each sub-advised Portfolio’s Sub-Advisers and portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of shares of the Portfolio(s) is available in the SAI. Each Sub-Adviser is subject to the oversight of the Adviser.
AXA Investment Managers US Inc. (“AXA IM”), 400 Atlantic Street, Suite 1000, Stamford, Connecticut 06901, serves as the Sub-Adviser to the 1290 VT SmartBeta Equity ESG Portfolio and a portion of the Active Allocated Portion of the 1290 VT High Yield Bond Portfolio. AXA IM is a wholly-owned subsidiary of BNP Paribas SA. As of December 31, 2025, AXA IM had approximately $95 billion in assets under management.
Cameron Gray, Ram Rasaratnam, CFA®, and Jonathan White are jointly and primarily responsible for the investment decisions for the 1290 VT SmartBeta Equity ESG Portfolio.
Cameron Gray  is Head of Portfolio Implementation of AXA IM’s Equity QI expertise and currently manages Sustainable Equity strategies and also is a key contributor to integral projects on investment process and design. Mr. Gray joined AXA IM in 2007 as a portfolio manager.
Ram Rasaratnam, CFA® is Chief Investment Officer of AXA IM’s Equity QI expertise and is responsible for the oversight of all of Equity QI’s investment strategies and client outcomes. Mr. Rasaratnam joined AXA IM in 2006 as a Research Associate and was one of the key architects of the Sustainable Equity investment strategy.
Jonathan White is Head of Investment Strategy & Sustainability and is responsible for managing and developing AXA IM’s quantitative equity investment strategies. Mr. White joined AXA IM in 2007.
Robert Houle, CFA® and Michael Graham, CFA® are jointly and primarily responsible for the investment decisions for a portion of the Active Allocated Portion of the 1290 VT High Yield Bond Portfolio.
Robert Houle, CFA®  is a Senior US High Yield Portfolio Manager at AXA IM. Prior to joining AXA IM in 2005 as a US high yield analyst, Mr. Houle was a trader at Lehman Brothers.
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Michael Graham, CFA®  is Head of US High Yield and a Senior US High Yield Portfolio Manager at AXA IM. Since joining AXA IM in 2007, Mr. Graham has held various leadership roles within the US High Yield team.
BlackRock Investment Management, LLC (“BIM”), 1 University Square Drive, Princeton, NJ 08540, serves as Sub-Adviser to the 1290 VT Socially Responsible Portfolio and also serves as Sub-Adviser to the Index Allocated Portion of the 1290 VT Small Cap Value Portfolio and the 1290 VT Micro Cap Portfolio. BIM is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). BlackRock is a publicly-traded corporation (NYSE: BLK), independent in ownership and governance, with no single majority stockholder and a majority of independent directors. BIM is a registered investment adviser and a commodity pool operator organized in 1999. As of December 31, 2025, BIM and its affiliates had approximately $14.04 trillion in investment company and other portfolio assets under management.
Jennifer Hsui, CFA®, Peter Sietsema, CFA®, Matt Waldron, CFA®, and Steven White serve as portfolio managers for the 1290 VT Socially Responsible Portfolio and the Index Allocated Portion of the 1290 VT Small Cap Value Portfolio and the 1290 VT Micro Cap Portfolio.
Jennifer Hsui, CFA® Managing Director of BlackRock since 2011; Director of BlackRock from 2009 to 2011.
Peter Sietsema, CFA® Managing Director and Senior Portfolio Manager within BlackRock’s Index Equity Team. Mr. Sietsema is the Head of Sub-Advised, US Institutional, and Canada/LatAm ETF Portfolio Management. Mr. Sietsema’s service with the firm dates back to 2007.
Matt Waldron, CFA® Managing Director of BlackRock and US Head of International Portfolio Management within BlackRock Global Markets & Index Investments. Mr. Waldron’s service with the firm dates back to 2003.
Steven White Managing Director of BlackRock and Head of the Active Risk Index ETF team in the Americas, and co-CIO for Index Equity Investments within BlackRock Global Markets & Index Investments. Mr. White’s service with the firm began in 2011.
GAMCO Asset Management Inc. (“GAMCO”), One Corporate Center, Rye, New York 10580, serves as the Sub-Adviser to the 1290 VT GAMCO Mergers & Acquisitions Portfolio and the 1290 VT GAMCO Small Company Value Portfolio. As of December 31, 2025, GAMCO had approximately $34.9 billion in assets under management for all clients.
Mario J. Gabelli, Christopher J. Marangi, Kevin V. Dreyer, and Willis M. Brucker are jointly and primarily responsible for the investment decisions for the 1290 VT GAMCO Mergers & Acquisitions Portfolio. Mario J. Gabelli, Christopher J. Marangi, and Kevin V. Dreyer are jointly and primarily responsible for the investment decisions for the 1290 VT GAMCO Small Company Value Portfolio.
Mario J. Gabelli  serves as the Chief Executive Officer and Chief Investment Officer of Value Portfolios at GAMCO and has over 50 years of experience in the investment industry.
Christopher J. Marangi  serves as President and Co-Chief Investment Officer of Value Portfolios at GAMCO and has over 25 years of experience in the investment industry. Mr. Marangi joined GAMCO in 2003.
Kevin V. Dreyer  serves as Co-Chief Investment Officer of Value Portfolios at GAMCO and has over 20 years of experience in the investment industry. Mr. Dreyer joined GAMCO in 2005.
Willis M. Brucker  is a Portfolio Manager at GAMCO specializing in global merger arbitrage and event-driven investing and has over 20 years of experience in the investment industry. Mr. Brucker joined GAMCO in 2004.
Lord, Abbett & Co. LLC (“Lord Abbett”), 30 Hudson Street, Jersey City, NJ 07302-4804, serves as Sub-Adviser to the Active Allocated Portion of the 1290 VT Micro Cap Portfolio. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes. As of December 31, 2025, Lord Abbett had approximately $247.4 billion in assets under management, including approximately $2.0 billion for which Lord Abbett provides investment models to managed account sponsors.
F. Thomas O’Halloran, J.D., CFA®, Matthew R. DeCicco, CFA®, Vernon T. Bice, CMT, and Benjamin Ebel are jointly and primarily responsible for the investment decisions for the Active Allocated Portion of the 1290 VT Micro Cap Portfolio.
F. Thomas O’Halloran, J.D., CFA® is a Partner and Portfolio Manager of Lord Abbett, and is the lead portfolio manager of Lord Abbett’s small cap growth, micro cap growth and growth equity strategies. He joined Lord Abbett in 2001 as a research
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analyst for Lord Abbett’s small and micro cap growth equity strategy and was named Partner in 2003. Mr. O’Halloran has been in the investment business since 1987.
Matthew R. DeCicco, CFA® is a Partner of Lord Abbett and Director of Equities of Lord Abbett’s micro cap growth strategy. He joined Lord Abbett in 1999, has been a member of the team since 2007, and assumed his current role in 2015.
Vernon T. Bice, CMT is a Managing Director and Portfolio Manager of Lord Abbett. He is responsible for contributing to the management for the firm’s micro cap growth, small cap growth, and growth equity strategies. He plays a key role in technical analysis, drawing on his deep experience to provide insights to the portfolio management team. Mr. Bice joined Lord Abbett in 2011. He has worked in the financial services industry since 2001.
Benjamin Ebel is a Senior Managing Director and Portfolio Manager of Lord Abbett. He is responsible for contributing to the management of the firm's small cap growth and growth leaders strategies. Mr. Ebel joined Lord Abbett in 2005. He has worked in the financial services industry since 1992.
SSGA Funds Management, Inc. (“SSGA FM”), One Congress Street, Boston, MA 02114, serves as Sub Adviser to the 1290 VT Convertible Securities Portfolio. SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly traded financial holding company organized in Massachusetts. As of December 31, 2025, SSGA FM had approximately $1.34 trillion in assets under management. SSGA FM is registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. SSGA FM and certain other affiliates of State Street Corporation make up State Street Investment Management, the investment management arm of State Street Corporation. As of December 31, 2025, State Street Investment Management had approximately $5.66 trillion in assets under management.
Michael Brunell, CFA®, Christopher DiStefano, and Frank Miethe, CFA® are jointly and primarily responsible for the investment decisions for the 1290 VT Convertible Securities Portfolio.
Michael Brunell, CFA®  is a Vice President of State Street Investment Management and a senior member of the Fixed Income portfolio management team. In his current role as part of the Fixed Income Beta Solutions Team, he heads the credit sector team and is responsible for developing, managing, and supporting various types of funds against a variety of conventional and custom bond index strategies. Prior to joining the investment team in 2004, Mr. Brunell had been responsible for managing the U.S. Fixed Income Operations Group at State Street Investment Management. Additionally, he has earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and CFA Society Boston, Inc.
Christopher DiStefano  is a Vice President of State Street Investment Management and a Portfolio Manager in the Fixed Income Beta Solutions Team within the Fixed Income, Cash and Currency Team. He is responsible for managing several funds and ETFs within the convertible bond, investment grade credit, and smart beta sectors and strategies. Prior to joining State Street Investment Management in 2010, Mr. DiStefano worked as an engineer within the real estate development and transportation industries.
Frank Miethe, CFA®  is a Vice President of State Street Investment Management and a Portfolio Manager in the Fixed Income Beta Solutions Team. Mr. Miethe joined State Street Investment Management in 2010 and has been part of the portfolio management team since 2013. He is currently responsible for managing several funds and ETFs within the investment grade credit sector. Prior to his role at State Street Investment Management, Mr. Miethe worked at State Street Corporation as a fund accountant and a client operations associate. He has earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and CFA Society Boston, Inc.
Conflicts of Interest
The Adviser currently serves as the investment adviser for the Trust, which is an investment company that is registered under the 1940 Act, and as the investment adviser for two private investment trusts that are exempt from such registration. In addition to currently serving as the administrator for the Trust, the Administrator currently serves as the investment adviser and the administrator for the 1290 Funds, another investment company that is registered under the 1940 Act. The Adviser and its affiliates (including Equitable Financial, Equitable Distributors, LLC, Equitable Holdings, AllianceBernstein L.P., and the Administrator) and their respective managers, partners, directors, trustees, officers, and employees (collectively, for purposes of this Conflicts of Interest discussion, “Affiliates”) are insurance and related financial services companies engaged in life insurance, property and casualty insurance and reinsurance activities, as well as asset management, investment banking, securities trading, brokerage, real estate and other financial services activities, providing a broad range of services to a substantial and diverse client base. The broad range of activities, services,
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and interests of the Adviser and its Affiliates gives rise to actual, potential and/or perceived conflicts of interest, and could introduce certain investment or transactional restrictions, that could disadvantage the Portfolios and their shareholders.
Certain actual and potential conflicts of interest are discussed below and elsewhere in this Prospectus, and a further discussion of conflicts of interest appears in the SAI. Investors should carefully review these discussions. These discussions are not, and are not intended to be, a complete discussion of all of the actual and potential conflicts of interest that could arise. Additional or unanticipated conflicts of interest could arise from time to time in the ordinary course of the Adviser’s and its Affiliates’ various businesses.
The Adviser and the Trust have adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. These practices, policies and procedures include, among others, information barriers, codes of ethics, pre-clearance and reporting of securities transactions by certain persons, and the use of independent persons to review certain types of transactions. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also could limit the Portfolios’ investment activities and affect their performance.
Certain Conflicts Related to Fees and Compensation
The Adviser and certain of its Affiliates provide services including investment advisory, administration, shareholder servicing, distribution, and transfer agency services to the Portfolios and earn fees from these relationships with the Portfolios. The Adviser and its Affiliates face conflicts of interest when the Portfolios select affiliated service providers because the Adviser and its Affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on Portfolio performance and the Adviser and its Affiliates would still receive significant compensation from the Portfolios even if shareholders lose money. In addition, the Adviser and certain of its Affiliates manage or advise funds or accounts, including the Portfolios, with different fee rates and/or fee structures. Differences in fee arrangements could create an incentive for the Adviser and/or its Affiliates to favor higher-fee funds or accounts.
Certain Conflicts Related to the Adviser and its Affiliates Acting in Multiple Commercial Capacities
The Adviser and/or one or more Affiliates act or may act in various commercial capacities, including as investment manager, investment adviser, administrator, investor, commodity pool operator, underwriter, distributor, transfer agent, insurance company, investment banker, research provider, market maker, trader, lender, agent or principal, and may have direct and indirect interests in securities, commodities, currencies, derivatives and other instruments in which the Portfolios may directly or indirectly invest. Thus, it is likely that the Portfolios will have business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities with which the Adviser and/or an Affiliate has developed or is trying to develop business relationships or in which the Adviser and/or an Affiliate has significant investments or other interests. For example, the Adviser could have an incentive to hire as a Sub-Adviser or other service provider an entity with which the Adviser or one or more Affiliates have, or would like to have, significant or other business dealings or arrangements. In addition, when Affiliates act in various commercial capacities in relation to the Portfolios, the Affiliates could take commercial steps in their own interests, which could have an adverse effect on the Portfolios.
Certain Conflicts Related to the Use of Sub-Advisers
The Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. Since the Adviser pays fees to the Sub-Advisers from the advisory fees that it earns from the Portfolios, any increase or decrease in the sub-advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the advisory fees retained by the Adviser. If the Adviser is affiliated with a Sub-Adviser, the Adviser will benefit not only from the net advisory fee the Adviser retains, but also from the sub-advisory fee paid by the Adviser to the affiliated Sub-Adviser. The Adviser or its Affiliates also may have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its Affiliates (including those in which the Portfolios serve as investment options), which could financially benefit the Adviser and its Affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another or a disincentive for the Adviser to recommend the termination of such Sub-Advisers. In addition, the Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with Sub-Advisers and/or their affiliates, or other financial or personal relationships or investments or other interests, could influence the Adviser’s selection and retention or termination of Sub-Advisers, as well as sub-advisory or other fee negotiations.
The Adviser may allocate a Portfolio’s assets among multiple Sub-Advisers. While the Adviser seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, if any, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s and/or its Affiliates’ revenues and/or profits.
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The aggregation of assets of multiple Portfolios or other funds or accounts for purposes of calculating breakpoints in sub-advisory fees could create an incentive for the Adviser to select Sub-Advisers where the selection would serve to lower a sub-advisory fee and possibly increase the advisory fee retained by the Adviser or could provide a disincentive for the Adviser to recommend the termination of a Sub-Adviser from a Portfolio if the termination would cause the sub-advisory fee payable by the Adviser to increase on a Portfolio or other fund or account that aggregates its assets with the Portfolio. The aggregation of assets, or the potential to aggregate assets, also could influence the Adviser’s and/or its Affiliates’ sub-advisory or other fee negotiations.
Furthermore, the range of activities, services, and interests of a Sub-Adviser and its personnel could give rise to actual, potential and/or perceived conflicts of interest that could disadvantage a Portfolio that it sub-advises and the Portfolio’s shareholders. For example, a Sub-Adviser’s portfolio managers may manage multiple funds and accounts for multiple clients. In addition to one or more Portfolios, these funds and accounts may include, for example, other mutual funds, separate accounts, collective trusts, and offshore funds. Managing multiple funds and accounts could give rise to actual or potential conflicts of interest, including, for example, conflicts among investment strategies, conflicts in the allocation of limited investment opportunities, and conflicts in the aggregation and allocation of securities trades. In addition, a Sub-Adviser’s portfolio managers may manage or advise funds or accounts with different fee rates and/or fee structures, including performance-based fee arrangements. Differences in fee arrangements could create an incentive for a portfolio manager to favor higher-fee funds or accounts. Each Sub-Adviser has adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. There is no assurance, however, that a Sub-Adviser’s practices, policies and procedures will be effective, and a Sub-Adviser’s practices, policies and procedures also could limit the investment activities of the Portfolio that it sub-advises and affect the Portfolio’s performance. Please see the Portfolios’ Statement of Additional Information for a further discussion of Sub-Adviser conflicts of interest.
Certain Conflicts Related to the Funds of Funds Structure
The Adviser’s selection of Underlying ETFs could have a positive or negative impact on its (or its Affiliates’) revenues and/or profits. The Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with investment advisers to Underlying ETFs, or other financial or personal relationships, could influence the Adviser’s selection of Underlying ETFs.
Certain Conflicts Related to the Adviser’s Insurance Company Affiliates
The Portfolios are available through Contracts offered by insurance company Affiliates of the Adviser. The performance of a Portfolio could impact the obligations and financial exposure of the Adviser’s insurance company Affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option, and the ability of an insurance company Affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser’s investment decisions and the design of the Portfolios could be influenced by these factors. For example, the Portfolios or models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company Affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits to the Adviser’s insurance company Affiliates could be material.
A significant percentage of a Portfolio’s shares may be owned or controlled by the Adviser and/or its Affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts and qualified plans. Accordingly, a Portfolio is subject to the potential for large-scale, relative to its asset size, inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by Affiliates of the Adviser. These inflows and outflows could negatively affect a Portfolio’s net asset value, performance, and ability to meet shareholder redemption requests and could cause a Portfolio to purchase or sell securities at a time when it would not normally do so. In addition, large-scale outflows could result in a Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Portfolio’s expense ratio. The Adviser or its Affiliates could be subject to potential conflicts of interest in selecting shares of Portfolios for redemption and in deciding whether and when to redeem such shares.
The Portfolios, or other portfolios advised by the Adviser, may be used as variable insurance trusts for unaffiliated insurance companies’ insurance products. These unaffiliated insurance companies have financial arrangements (which may include revenue sharing arrangements) or other business relationships with the Adviser’s insurance company Affiliates. These financial arrangements or other business relationships could create an incentive for the Adviser, in its selection process, to favor Underlying ETFs and Sub-Advisers that are affiliated with these unaffiliated insurance companies.
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Certain Conflicts Related to Sales Incentives and Relationships with Financial Intermediaries
Sales incentives and certain related conflicts arising from the Adviser’s and its Affiliates’ financial and other relationships with financial intermediaries are described in the sections entitled “Payments to Broker-Dealers and Other Financial Intermediaries” and “Compensation to Financial Intermediaries.”
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5. Shareholder information
Buying and Selling Shares
All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios typically expect to meet redemption requests by paying out available cash or proceeds from selling portfolio holdings, which may include cash equivalent portfolio holdings. Redemption methods also may include redeeming in kind under appropriate circumstances, such as in connection with transactions involving the substitution of shares of one Portfolio (the replacement portfolio) for shares of another Portfolio (the replaced portfolio) held by insurance company separate accounts to fund Contracts. The Portfolios reserve the right to suspend or change the terms of purchasing shares.
The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions also may be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of EIM.
The Trust, on behalf of each Portfolio, believes that it is in the best interests of its long-term investors to discourage frequent purchases, redemptions, exchanges and transfers (referred to collectively as “frequent trading”) of Portfolio shares. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Portfolios.
Frequent trading of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Frequent trading may adversely affect Portfolio performance and the interests of long-term investors by, among other things, requiring a Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest, and the Portfolio’s portfolio management team may have to allocate a significant amount of assets to cash and other short-term investments or sell investments, rather than maintaining investments selected to achieve the Portfolio’s investment objective. In addition, frequent trading of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of frequent trading.
Portfolios (or Underlying ETFs in which a Portfolio invests) that invest a significant portion of their assets in foreign securities tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets presents time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. This short-term arbitrage activity can reduce the return received by long-term investors. The Portfolios will seek to minimize these opportunities by using fair value pricing, as described in “How Shares are Priced” below.
In addition, a Portfolio that invests in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid also may be vulnerable to market timing and short-term trading strategies. Traders using such strategies may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the value of the Portfolio’s shares and the latest indications of market values for those securities. For example, high-yield securities may present opportunities for short-term trading strategies because the market for such securities may be less liquid than the market for higher quality securities, which could result in pricing inefficiencies. One of the objectives of the Trust’s fair value pricing procedures, as described in “How Shares are Priced” below, is to minimize the possibilities of this type of arbitrage; however, there can be no assurance that the Trust’s valuation procedures will be successful in eliminating it.
The Trust has adopted certain policies and procedures discussed below to discourage what it considers to be frequent trading. For Contractholders who have invested in shares of a Portfolio through an insurance company separate account, frequent trading includes frequent transfers between the Portfolios available through the policy or contract. The Trust and the Portfolios discourage frequent trading of Portfolio shares by Contractholders and will not make special arrangements to accommodate such trading. As a general matter, the Trust and each Portfolio reserve the right to reject any transfer request that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the Portfolio.
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If EIM, on behalf of the Trust, determines that a Contractholder’s transfer patterns are disruptive to the Trust’s Portfolios, EIM or an affiliate (including the Administrator) may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. The Administrator is generally responsible for monitoring, testing and maintaining compliance policies, procedures and other items for the Trust, and thus assists in monitoring the Trust’s compliance with applicable requirements pursuant to the policies and procedures described below. EIM or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, EIM or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.
The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive trading activity. In order to reduce disruptive trading activity, the Trust monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in the Portfolios. The Trust aggregates inflows and outflows for each Portfolio on a daily basis. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, EIM or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive trading activity and that if such activity continues, EIM or an affiliate may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive trading activity, EIM or an affiliate currently will restrict the availability of voice, fax and automated transaction services. EIM or an affiliate currently will apply such action for the remaining life of each affected Contract. Because EIM or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive trading activity currently receive letters notifying them of EIM’s or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future.
The policies and procedures described above also apply to retirement plan participants.
The policies and procedures described above do not apply to funds of funds managed by EIM. The Trust generally does not consider trading activity by any funds of funds managed by EIM or trading activity associated with approved asset allocation programs to be disruptive trading activity.
The Trust seeks to apply its policies and procedures to all Contractholders, including Contractholders whose accounts are held through any omnibus accounts, uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:
•  There is no assurance that the methods described above will prevent frequent trading or other trading that may be deemed disruptive. The Trust’s procedures do not eliminate the possibility that frequent trading will occur or that Portfolio performance will be affected by such activity.
•  The design of such policies and procedures involves inherently subjective judgments, which EIM and its affiliates, on behalf of the Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.
•  The limits on the ability to monitor potentially disruptive trading mean that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent trading while others will bear the effect of such trading.
Consistent with seeking to discourage potentially disruptive trading, EIM, or an affiliate thereof, or the Trust also may, in its sole discretion and without further notice, change what it considers potentially disruptive trading and its monitoring procedures and thresholds, as well as change its procedures to restrict such trading. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.
Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.
How Shares are Priced
“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:
Net asset value =	Total market value of securities	+	Cash and other assets	-	Liabilities
Number of outstanding shares
The net asset value of Portfolio shares is determined according to this schedule:
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•  A share’s net asset value is normally determined each day the New York Stock Exchange (“Exchange”) is open for trading as of 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the Exchange, a share’s price would still normally be determined as of 4:00 p.m. Eastern Time.
•  The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a Portfolio or its designated agent.
•  Because foreign securities sometimes trade on days when a Portfolio’s shares are not priced, the value of a Portfolio’s investment that includes such securities may change on days when shares of the Portfolio cannot be purchased or redeemed.
The net asset value of a Portfolio can, until the Portfolio engages in its scheduled distribution(s), increase based on income and capital gains generated by a Portfolio's holdings. In accordance with standard industry accounting practices, the income and capital gains generated by a Portfolio's holdings are classified as assets, rather than liabilities, until the business day preceding the dividend record date.
Generally, portfolio securities are valued as follows:
Equity securities (including securities issued by ETFs) — valued at the last quoted sale price or official closing price or, if there is no sale or official closing price, at the latest available bid price provided by a pricing service.
Debt securities — generally valued on the basis of prices provided by an approved pricing service; however, when the prices of the securities cannot be obtained from an approved pricing service, such securities are generally valued at a bid price estimated by a broker.
Convertible bonds and unlisted convertible preferred stocks — valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.
Securities traded on foreign exchanges — valued at the most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that exchange or market that will materially affect its value. In that case, the security will be valued using fair value methods by the Adviser at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.
Options — exchange traded options are valued at their last sales price or, if not available, at the bid price. Options not traded on an exchange or not actively traded are valued according to fair value methods.
Futures — valued at their last settlement price or, if there is no settlement price, at the latest available bid price.
Investment company securities — shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in such funds’ prospectuses.
Repurchase agreements and reverse repurchase agreements — valued at original cost (par) plus accrued interest. Other pricing methods such as amortized cost may be utilized depending on the features of the instrument.
Swaps — centrally cleared swaps are priced using the value determined by the central counterparty at the end of the day, which price may be provided by an approved pricing service. With respect to over-the-counter swaps and centrally cleared swaps where the central counterparty price is unavailable, a price provided by an approved pricing service will be used.
Pursuant to applicable law, the Board of Trustees of the Trust has designated the Adviser as the Portfolios' valuation designee. As the Portfolios' valuation designee, and subject to the Board’s oversight, the Adviser is responsible for determining in good faith the fair value of Portfolio investments for which market quotations are not readily available or are believed by the Adviser to be unreliable. In these circumstances, a Portfolio may use a fair value estimate made according to methods the Adviser has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities, and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing (a method that takes into consideration the value of other securities with similar characteristics, such as ratings, yield and maturity), discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. In addition, if events or circumstances affecting the values of portfolio securities occur between the closing of their principal markets and the time a Portfolio’s net asset value is determined,
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such as with respect to foreign securities trading on foreign exchanges that may close before the time the Portfolio’s net asset value is determined, the Adviser may ascertain a fair value for such securities when it deems that the event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.
The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by a fair valuation method established by the Adviser that relies on other available pricing inputs. As such, fair value pricing is based on subjective judgments and it is possible that the fair valuations reached may differ materially from the value realized on a sale and from the prices used by other registered funds to calculate their net asset values. The fair value pricing policy is intended to assure that a Portfolio’s net asset value fairly reflects security values as of the time of pricing. In certain circumstances, fair value pricing of a Portfolio’s portfolio securities can help to protect the Portfolio by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of the Portfolio’s net asset value by such traders.
For an explanation of the circumstances under which the Underlying ETFs will use fair value pricing and the effects of using fair value pricing, see the Underlying ETFs’ prospectuses and statements of additional information.
Dividends and Distributions
Each Portfolio generally distributes most or all of its net investment income and net realized gains, if any, annually. Dividends and other distributions by a Portfolio are automatically reinvested at net asset value in shares of the distributing class of that Portfolio.
Tax Consequences
Each Portfolio is treated as a separate corporation, and intends to qualify (in the case of a Portfolio that has not completed a taxable year) or continue to qualify each taxable year to be treated as a regulated investment company (“RIC”), for federal income tax purposes. A Portfolio will be so treated if it meets specified federal income tax requirements, including requirements regarding types of investments, diversification limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A RIC that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that each Portfolio will be operated to have no federal tax liability, if any Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent that a Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that would reduce its investment performance.
It is important for each Portfolio to achieve (in the case of a Portfolio that has not completed a taxable year) or maintain its RIC status (and to satisfy certain other requirements), because Portfolio shareholders that are insurance company separate accounts will then be able to use a “look-through” rule in determining whether those accounts meet the investment diversification rules applicable to them (which differ from those that apply to RICs). If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts indirectly funded through that Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. Therefore, the Trust’s Adviser and Administrator carefully monitor each Portfolio’s compliance with all of the RIC requirements and separate account investment diversification rules.
Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.
96 Shareholder information

6. Distribution arrangements
The Portfolios are distributed by Equitable Distributors, LLC (the “Distributor”), an affiliate of EIM. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares. Under the Distribution Plan, Class IB shares are charged a distribution and/or service (12b-1) fee to compensate the Distributor for promoting, selling and servicing shares of the Portfolios. The distribution and/or service (12b-1) fee may be retained by the Distributor or used to pay financial intermediaries for similar services. The maximum distribution and/or service (12b-1) fee for a Portfolio’s Class IB shares is equal to an annual rate of 0.25% of the average daily net assets of the Portfolio attributable to Class IB shares. Because these fees are paid out of a Portfolio’s assets on an ongoing basis, over time, these fees for Class IB shares will increase the cost of your investment and could cost you more than paying other types of charges.
The Distributor also may receive payments from certain Sub-Advisers of the Portfolios or their affiliates to help defray expenses for sales meetings, seminar sponsorships and similar expenses that may relate to the Contracts and/or their respective Portfolios. These sales meetings or seminar sponsorships may provide the Sub-Advisers with increased access to persons involved in the distribution of the Contracts. The Distributor also may receive other marketing support from the Sub-Advisers in connection with the distribution of the Contracts. These payments could provide an incentive to the Adviser in selecting one Sub-Adviser over another or a disincentive for the Adviser to recommend the termination of such Sub-Advisers.
Compensation to Financial Intermediaries
In addition to the distribution and service fees paid by the Portfolios, the Distributor or the Adviser (or one of their affiliates) may make payments out of its own resources to provide additional compensation to selected affiliated and unaffiliated sponsoring insurance companies (or their affiliates) or other financial intermediaries (collectively, “financial intermediaries”). These payments could create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Portfolios or insurance products for which a Portfolio serves as an underlying investment. Such payments, which are sometimes referred to as “revenue sharing,” may be calculated by reference to the gross or net sales by such person, the average net assets of shares held by the customers of such person, the number of accounts of the Portfolios attributable to such person, on the basis of a flat fee or a negotiated lump sum payment for services provided, or otherwise.
The additional payments to such financial intermediaries are negotiated based on a number of factors including, but not limited to, quality of service, reputation in the industry, ability to attract and retain assets, target markets, customer relationships, and relationship with the Distributor or its affiliates. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Distributor or the Adviser (or an affiliate) in its sole discretion, may be different for different financial intermediaries. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation. These additional payments are made by the Adviser, the Distributor or their respective affiliates and do not increase the amount paid by you or the Portfolios as shown under the heading “Fees and Expenses of the Portfolio” in the Portfolio summaries in this Prospectus.
Payments by the Distributor and/or the Adviser (and their affiliates) to financial intermediaries may include payments for providing recordkeeping services with respect to certain groups of investors in the Portfolios, including Contract owners that allocate contract value indirectly to one or more Portfolios (collectively referred to as “subaccounting” services, and Contract owners and other investors as “investors”). The subaccounting services typically include: (i) maintenance of master accounts with the Portfolios (e.g., recordkeeping for insurance company separate accounts investing in the Portfolios); (ii) tracking, recording and transmitting net purchase and redemption orders for Portfolio shares; (iii) establishing and maintaining investor accounts and records; (iv) recording investor account balances and changes thereto; (v) distributing redemption proceeds and transmitting net purchase payments and arranging for the wiring of funds; (vi) reconciling purchase and redemption activity and dividend and distribution payments between a master account and the Portfolios; (vii) maintaining and preserving records related to the purchase, redemption and other account activity of investors; (viii) providing statements to investors; (ix) furnishing proxy materials, periodic fund reports, prospectuses and other communications to investors as required; (x) assisting with proxy solicitations on behalf of the Portfolios, including soliciting and compiling voting instructions from Contract owners; (xi) responding to inquiries from investors about the Portfolios and (xii) providing information in order to assist the Portfolios in their compliance with state securities laws.
Such payments also may be made to provide additional compensation to financial intermediaries for various marketing support services, including, without limitation, providing periodic and ongoing education and training and support of financial intermediary
Distribution arrangements 97

personnel regarding the Portfolios and the financial planning needs of investors who purchase through financial intermediaries; adding the Portfolios to the list of underlying investment options in an insurance company’s variable products; disseminating to financial intermediary personnel information and product marketing materials regarding the Portfolios; explaining to financial intermediaries’ clients the features and characteristics of the Portfolios; conducting due diligence regarding the Portfolios; granting access (in some cases on a preferential basis over other competitors) to sales meetings, sales representatives and management representatives of the financial intermediary; and providing business planning assistance, marketing support, advertising and other services. The Distributor and its affiliates may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.
The Distributor and its affiliates may make the payments described above in order to promote the sale of Portfolio shares and the retention of those investments by clients of insurance companies and other qualified investors. To the extent these financial intermediaries sell more shares of the Portfolios or retain shares of the Portfolios in their customers’ accounts, the Adviser, the Distributor and their affiliates may directly or indirectly benefit from the incremental management and other fees paid to the Adviser, the Distributor and their affiliates by the Portfolios with respect to those assets.
The Portfolios’ portfolio transactions are not used as a form of sales-related compensation to financial intermediaries that promote or sell shares of the Portfolios and the promotion or sale of such shares is not considered as a factor in the selection of broker-dealers to execute the Portfolios’ portfolio transactions. The Adviser places , and each Sub-Adviser is required to place,  each Portfolio’s portfolio transactions with broker-dealer firms based on the firm’s ability to provide the best net results from the transaction to the Portfolio. To the extent that the Adviser or a Sub-Adviser determines that a financial intermediary can provide a Portfolio with the best net results, the Adviser or the Sub-Adviser may place the Portfolio’s portfolio transactions with the financial intermediary even though it sells or has sold shares of the Portfolio.
You can find further information in the SAI about the payments made by the Distributor, the Adviser, or their affiliates and the services provided by your financial intermediary. You can also ask your financial intermediary about any payments it receives from the Distributor, the Adviser, or their affiliates (and any conflicts of interest that such payments may create) and any services your financial intermediary provides, as well as about fees and/or commissions it charges. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this Prospectus. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in this Prospectus and the SAI.
98 Distribution arrangements

7. Financial highlights
The financial highlights table is intended to help you understand the financial performance for each Portfolio’s Class IB and Class K shares, as applicable, for the fiscal periods indicated. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio’s operations). The financial information below for the Class IB and Class K shares, as applicable, of each Portfolio has been derived from each Portfolio’s financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on each Portfolio’s financial statements as of December 31, 2025, and the financial statements themselves appear in the Trust’s Form N-CSR for the fiscal period ended December 31, 2025.
Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements, which are incorporated by reference into the SAI and available upon request.
Financial highlights 99

1290 VT GAMCO Small Company Value Portfolio
	Year Ended December 31,
Class IB	2025	2024	2023	2022	2021
Net asset value, beginning of year	$72.22	$69.96	$62.33	$73.76	$63.68
Income (loss) from investment operations:
Net investment income (loss)(e)	0.48 (4)	0.40	0.39	0.30 (3)	0.35 (1)(2)
Net realized and unrealized gain (loss)	8.82	7.97	12.59	(8.19)	15.50
Total from investment operations	9.30	8.37	12.98	(7.89)	15.85
Less distributions:
Dividends from net investment income	(0.48)	(0.45)	(0.44)	(0.35)	(0.48)
Distributions from net realized gains	(4.81)	(5.66)	(4.91)	(3.19)	(5.29)
Total dividends and distributions	(5.29)	(6.11)	(5.35)	(3.54)	(5.77)
Net asset value, end of year	$76.23	$72.22	$69.96	$62.33	$73.76
Total return	12.82%	11.59%	21.04%	(10.67)%	25.15%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,414,749	$3,209,374	$2,903,212	$2,542,134	$2,995,792
Ratio of expenses to average net assets(f)	1.05%	1.05%	1.06%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets(f)	0.65%(dd)	0.54%	0.57%	0.46%(cc)	0.47%(aa)(bb)
Portfolio turnover rate^	3%	4%	5%	3%	4%
100 Financial highlights

	Year Ended December 31,
Class K	2025	2024	2023	2022	2021
Net asset value, beginning of year	$72.12	$69.86	$62.23	$73.64	$63.57
Income (loss) from investment operations:
Net investment income (loss)(e)	0.67 (4)	0.59	0.55	0.47 (3)	0.53 (1)(2)
Net realized and unrealized gain (loss)	8.83	7.97	12.60	(8.17)	15.47
Total from investment operations	9.50	8.56	13.15	(7.70)	16.00
Less distributions:
Dividends from net investment income	(0.67)	(0.64)	(0.61)	(0.52)	(0.64)
Distributions from net realized gains	(4.81)	(5.66)	(4.91)	(3.19)	(5.29)
Total dividends and distributions	(5.48)	(6.30)	(5.52)	(3.71)	(5.93)
Net asset value, end of year	$76.14	$72.12	$69.86	$62.23	$73.64
Total return	13.11%	11.86%	21.35%	(10.45)%	25.45%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$395,339	$407,358	$421,024	$403,431	$500,683
Ratio of expenses to average net assets(f)	0.80%	0.80%	0.81%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets(f)	0.90%(dd)	0.80%	0.82%	0.71%(cc)	0.72%(aa)(bb)
Portfolio turnover rate^	3%	4%	5%	3%	4%

^
Portfolio turnover rate excludes derivatives, if any.
(1)
Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.19 and $0.37 for Class IB and Class K, respectively.
(2)
Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the per share income amounts would be $0.19 and $0.37 for Class IB and Class K, respectively.
(3)
Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.22 and $0.39 for Class IB and Class K, respectively.
(4)
Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.39 and $0.57 for Class IB and Class K, respectively.
(e)
Net investment income (loss) per share is based on average shares outstanding.
(f)
Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)
Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.22% lower.
(bb)
Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the ratios for each class would have been 0.22% lower.
(cc)
Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.12% lower.
(dd)
Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.13% lower.
Financial highlights 101

1290 VT Micro Cap Portfolio
	Year Ended December 31,
Class IB	2025	2024	2023	2022	2021
Net asset value, beginning of year	$10.37	$8.66	$8.09	$11.27	$13.80
Income (loss) from investment operations†:
Net investment income (loss)(e)	(0.02)*	(0.02)	(0.01)	— #	(0.07)
Net realized and unrealized gain (loss)	1.72	1.76	0.63	(2.93)	1.51
Total from investment operations	1.70	1.74	0.62	(2.93)	1.44
Less distributions:
Dividends from net investment income	(0.04)	(0.03)	(0.05)	(0.01)	—
Distributions from net realized gains	—	—	—	(0.24)	(3.97)
Return of capital	—	— #	—	—	—
Total dividends and distributions	(0.04)	(0.03)	(0.05)	(0.25)	(3.97)
Net asset value, end of year	$12.03	$10.37	$8.66	$8.09	$11.27
Total return	16.42%	20.06%	7.62%	(26.00)%	10.96%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$10,665	$9,312	$8,945	$8,138	$11,220
Ratio of expenses to average net assets:
After waivers(f)	1.15%	1.15%	1.15%	1.15%	1.15%
Before waivers(f)	1.34%	1.38%	1.36%	1.34%	1.30%
Ratio of net investment income (loss) to average net assets:
After waivers(f)	(0.16)%	(0.18)%	(0.17)%	(0.02)%	(0.45)%
Before waivers(f)	(0.35)%	(0.41)%	(0.38)%	(0.21)%	(0.59)%
Portfolio turnover rate^	80%	90%	88%	78%	62%
102 Financial highlights

	Year Ended December 31,
Class K	2025	2024	2023	2022	2021
Net asset value, beginning of year	$10.46	$8.73	$8.16	$11.35	$13.85
Income (loss) from investment operations†:
Net investment income (loss)(e)	0.01	0.01	0.01	0.02	(0.04)
Net realized and unrealized gain (loss)	1.73	1.77	0.63	(2.93)	1.51
Total from investment operations	1.74	1.78	0.64	(2.91)	1.47
Less distributions:
Dividends from net investment income	(0.07)	(0.05)	(0.07)	(0.04)	— #
Distributions from net realized gains	—	—	—	(0.24)	(3.97)
Return of capital	—	— #	—	—	—
Total dividends and distributions	(0.07)	(0.05)	(0.07)	(0.28)	(3.97)
Net asset value, end of year	$12.13	$10.46	$8.73	$8.16	$11.35
Total return	16.61%	20.39%	7.82%	(25.71)%	11.13%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$166,196	$159,235	$136,119	$143,894	$194,975
Ratio of expenses to average net assets:
After waivers(f)	0.90%	0.90%	0.90%	0.90%	0.90%
Before waivers(f)	1.09%	1.13%	1.11%	1.09%	1.05%
Ratio of net investment income (loss) to average net assets:
After waivers(f)	0.09%	0.08%	0.07%	0.23%	(0.23)%
Before waivers(f)	(0.10)%	(0.16)%	(0.13)%	0.04%	(0.38)%
Portfolio turnover rate^	80%	90%	88%	78%	62%

#
Per share amount is less than $0.005.
^
Portfolio turnover rate excludes derivatives, if any.
†
The amount shown for a share outstanding throughout the period may not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
*
The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(e)
Net investment income (loss) per share is based on average shares outstanding.
(f)
Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
Financial highlights 103

1290 VT SmartBeta Equity ESG Portfolio
	Year Ended December 31,
Class IB	2025	2024	2023	2022	2021
Net asset value, beginning of year	$18.65	$17.15	$15.08	$18.15	$15.83
Income (loss) from investment operations:
Net investment income (loss)(e)	0.14	0.15	0.18	0.21	0.19 (aa)
Net realized and unrealized gain (loss)	2.45	2.71	2.30	(2.85)	3.44
Total from investment operations	2.59	2.86	2.48	(2.64)	3.63
Less distributions:
Dividends from net investment income	(0.15)	(0.18)	(0.22)	(0.19)	(0.23)
Distributions from net realized gains	(1.62)	(1.18)	(0.19)	(0.24)	(1.08)
Total dividends and distributions	(1.77)	(1.36)	(0.41)	(0.43)	(1.31)
Net asset value, end of year	$19.47	$18.65	$17.15	$15.08	$18.15
Total return	13.95%	16.44%	16.49%	(14.52)%	23.08%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$346,573	$331,463	$316,924	$296,890	$364,960
Ratio of expenses to average net assets:
After waivers(f)	1.10%	1.10%	1.10%	1.10%	1.10%(g)
Before waivers(f)	1.10%	1.10%	1.12%	1.11%	1.11%(g)
Ratio of net investment income (loss) to average net assets:
After waivers(f)	0.72%	0.82%	1.14%	1.32%	1.07%(bb)
Before waivers(f)	0.72%	0.81%	1.13%	1.31%	1.07%(bb)
Portfolio turnover rate^	29%	28%	30%	31%	39%
104 Financial highlights

	Year Ended December 31,
Class K	2025	2024	2023	2022	2021
Net asset value, beginning of year	$18.67	$17.18	$15.09	$18.17	$15.84
Income (loss) from investment operations:
Net investment income (loss)(e)	0.19	0.20	0.23	0.25	0.23 (aa)
Net realized and unrealized gain (loss)	2.47	2.70	2.31	(2.86)	3.45
Total from investment operations	2.66	2.90	2.54	(2.61)	3.68
Less distributions:
Dividends from net investment income	(0.20)	(0.23)	(0.26)	(0.23)	(0.27)
Distributions from net realized gains	(1.62)	(1.18)	(0.19)	(0.24)	(1.08)
Total dividends and distributions	(1.82)	(1.41)	(0.45)	(0.47)	(1.35)
Net asset value, end of year	$19.51	$18.67	$17.18	$15.09	$18.17
Total return	14.31%	16.62%	16.88%	(14.35)%	23.39%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$29,925	$31,937	$33,315	$32,742	$27,844
Ratio of expenses to average net assets:
After waivers(f)	0.85%	0.85%	0.85%	0.85%	0.85%(g)
Before waivers(f)	0.85%	0.85%	0.87%	0.86%	0.86%(g)
Ratio of net investment income (loss) to average net assets:
After waivers(f)	0.98%	1.08%	1.40%	1.58%	1.32%(bb)
Before waivers(f)	0.98%	1.07%	1.38%	1.56%	1.32%(bb)
Portfolio turnover rate^	29%	28%	30%	31%	39%

^
Portfolio turnover rate excludes derivatives, if any.
(e)
Net investment income (loss) per share is based on average shares outstanding.
(f)
Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(g)
Includes Interest Expense of less than 0.005%.
(aa)
Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the per share income amounts would be $0.14 and $0.18 for Class IB and Class K, respectively.
(bb)
Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the ratios for each class would have been 0.29% lower.
Financial highlights 105

1290 VT Socially Responsible Portfolio
	Year Ended December 31,
Class IB	2025	2024	2023	2022	2021
Net asset value, beginning of year	$22.75	$19.63	$15.84	$20.60	$16.07
Income (loss) from investment operations:
Net investment income (loss)(e)	0.09	0.10	0.12	0.11	0.10
Net realized and unrealized gain (loss)	3.81	4.19	4.22	(4.66)	4.76
Total from investment operations	3.90	4.29	4.34	(4.55)	4.86
Less distributions:
Dividends from net investment income	(0.09)	(0.10)	(0.14)	(0.11)	(0.09)
Distributions from net realized gains	(1.88)	(1.07)	(0.41)	(0.10)	(0.24)
Total dividends and distributions	(1.97)	(1.17)	(0.55)	(0.21)	(0.33)
Net asset value, end of year	$24.68	$22.75	$19.63	$15.84	$20.60
Total return	17.23%	21.70%	27.50%	(22.12)%	30.29%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$279,499	$267,552	$238,428	$200,319	$274,262
Ratio of expenses to average net assets(f)	0.90%	0.90%	0.92%	0.91%	0.90%
Ratio of net investment income (loss) to average net assets(f)	0.36%	0.45%	0.65%	0.67%	0.51%
Portfolio turnover rate^	2%	2%	3%	5%	10%

^
Portfolio turnover rate excludes derivatives, if any.
(e)
Net investment income (loss) per share is based on average shares outstanding.
(f)
Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
106 Financial highlights

1290 VT Convertible Securities Portfolio
	Year Ended December 31,
Class IB	2025	2024	2023	2022	2021
Net asset value, beginning of year	$9.81	$9.09	$8.19	$10.50	$15.62
Income (loss) from investment operations:
Net investment income (loss)(e)	0.14	0.13	0.15	0.09	0.04
Net realized and unrealized gain (loss)	1.41	0.76	0.97	(2.29)	0.07
Total from investment operations	1.55	0.89	1.12	(2.20)	0.11
Less distributions:
Dividends from net investment income	(0.16)	(0.17)	(0.22)	(0.10)	(1.89)
Distributions from net realized gains	—	—	—	(0.01)	(3.34)
Total dividends and distributions	(0.16)	(0.17)	(0.22)	(0.11)	(5.23)
Net asset value, end of year	$11.20	$9.81	$9.09	$8.19	$10.50
Total return	15.79%	9.76%	13.73%	(20.99)%	1.04%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$34,427	$26,831	$23,510	$19,546	$22,507
Ratio of expenses to average net assets:
After waivers(f)	0.90%	0.90%	0.90%	0.90%	0.96%(j)
Before waivers(f)	1.09%	1.13%	1.13%	1.19%	1.21%
Ratio of net investment income (loss) to average net assets:
After waivers(f)	1.28%	1.43%	1.70%	1.08%	0.27%
Before waivers(f)	1.09%	1.20%	1.46%	0.79%	0.02%
Portfolio turnover rate^	39%	40%	33%	20%	209%(h)
Financial highlights 107

	Year Ended December 31,
Class K	2025	2024	2023	2022	2021
Net asset value, beginning of year	$9.79	$9.07	$8.17	$10.47	$15.59
Income (loss) from investment operations:
Net investment income (loss)(e)	0.16	0.16	0.17	0.12	0.08
Net realized and unrealized gain (loss)	1.42	0.76	0.97	(2.28)	0.07
Total from investment operations	1.58	0.92	1.14	(2.16)	0.15
Less distributions:
Dividends from net investment income	(0.19)	(0.20)	(0.24)	(0.13)	(1.93)
Distributions from net realized gains	—	—	—	(0.01)	(3.34)
Total dividends and distributions	(0.19)	(0.20)	(0.24)	(0.14)	(5.27)
Net asset value, end of year	$11.18	$9.79	$9.07	$8.17	$10.47
Total return	16.09%	10.03%	14.04%	(20.74)%	1.25%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$22,851	$20,999	$20,330	$18,700	$22,146
Ratio of expenses to average net assets:
After waivers(f)	0.65%	0.65%	0.65%	0.65%	0.71%(j)
Before waivers(f)	0.84%	0.88%	0.88%	0.94%	0.96%
Ratio of net investment income (loss) to average net assets:
After waivers(f)	1.54%	1.68%	1.94%	1.33%	0.52%
Before waivers(f)	1.35%	1.45%	1.71%	1.04%	0.26%
Portfolio turnover rate^	39%	40%	33%	20%	209%(h)

^
Portfolio turnover rate excludes derivatives, if any.
(e)
Net investment income (loss) per share is based on average shares outstanding.
(f)
Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(h)
The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 28%.
(j)
Including direct and indirect expenses, the net expense ratio after waivers would be 1.01% for Class IB and 0.76% for Class K.
108 Financial highlights

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Annual and Semi-Annual Reports  — Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semi-annual reports to shareholders. In a Portfolio’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during the last year.
Form N-CSR  — Additional information about the Portfolios’ investments is available in Form N-CSR. In Form N-CSR, you will find the Portfolios’ annual and semi-annual financial statements.
Statement of Additional Information (SAI)  —  The SAI includes additional information about the Portfolios, has been filed with the SEC, and is incorporated into this Prospectus by reference, which means that it is legally considered to be part of this Prospectus.
Portfolio Holdings Disclosure  — A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Portfolios’ SAI, which is available on the Trust’s website.
To request a free copy of the Portfolios’ SAI, annual or semi-annual reports to shareholders, or financial statements, request other information about the Portfolios, or make shareholder inquiries, contact your financial professional, or call the Trust, toll-free, at 1-877-222-2144. You can also access and download the Portfolios' SAI, annual and semi-annual reports to shareholders, and other information such as the Portfolios' financial statements (as well as a copy of this Prospectus) at the Trust's website: https://equitable-funds.com, free of charge.
Your financial professional or the Trust will also be happy to answer your questions or to provide any additional information that you may require.
Reports and other information about the Portfolios are available on the EDGAR database on the SEC’s website at:
http://www.sec.gov
Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov
Each business day, the Portfolios’ net asset values are transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Contracts.
EQ Advisors Trust
(Investment Company Act File No. 811-07953)
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